As filed with the Securities and Exchange Commission on March 30, 2010

Securities Act File No. 2-10685
Investment Company Act File No. 811-214

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-1A

                                               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                           /X/

                             Pre-Effective Amendment No.                                                                                  / /

                             Post-Effective Amendment No. 125                                                                       /X/

                                                                                               and/or

                                                                       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                /X/

                                                                                                              Amendment No.                                                                                                      /X/

                                                                                            (Check Appropriate Box or Boxes)

___________

SENTINEL GROUP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

                                                                                      National Life Drive

                                                                                      Montpelier, Vermont                                                                                          05604

                                                                     (Address of Principal Executive Offices)                                                                     (Zip Code)

(802) 229-7410

(Registrant's Telephone Number, including Area Code)

___________

                                                                              Lisa Muller, Esq.                                                                                                                  Copy to:

                                                               c/o Sentinel Asset Management, Inc.                                                                          John A. MacKinnon, Esq.

                                                                               National Life Drive                                                                                                 Sidley Austin LLP

                                                                       Montpelier, Vermont 05604                                                                                         787 Seventh Avenue

                                                          (Name and Address of Agent for Service)                                                                       New York, New York 10019

________________

It is proposed that this filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b)

           ☐ on (date) pursuant to paragraph (b)

           ☐ 60 days after filing pursuant to paragraph (a)(1)

           ☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

_______________

Title of Securities Being Registered: Common Stock, par value $.01 per share.

Sentinel Funds Prospectus

Dated March 30, 2010

Class A, Class B, Class C, Class D, Class S and Class I

Ticker Symbols
Fund	Class A	Class B	Class C	Class D	Class S	Class I
Sentinel Balanced Fund	SEBLX	SEBBX	SBACX	SBLDX		SIBLX
Sentinel Capital Growth Fund	BRGRX		SECGX			SICGX
Sentinel Common Stock Fund	SENCX	SNCBX	SCSCX			SICWX
Sentinel Conservative Allocation Fund	SECMX	SMKBX	SMKCX
Sentinel Georgia Municipal Bond Fund						SYGIX
Sentinel Government Securities Fund	SEGSX		SCGGX			SIBWX
Sentinel Growth Leaders Fund	BRFOX		SGLFX			SIGLX
Sentinel International Equity Fund	SWRLX		SWFCX			SIIEX
Sentinel Mid Cap Fund	SNTNX		SMGCX			SIMGX
Sentinel Mid Cap Value Fund	SYVAX		SYVCX			SYVIX
Sentinel Short Maturity Government Fund	SSIGX				SSSGX
Sentinel Small Company Fund	SAGWX	SESBX	SSCOX			SIGWX
Sentinel Sustainable Core Opportunities Fund	MYPVX					CVALX
Sentinel Sustainable Growth Opportunities Fund	WAEGX					CEGIX

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Sentinel Funds ☐ National Life Drive ☐ Montpelier, VT 05604

Fund Summaries

Sentinel Balanced Fund

Investment Objective

The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class D	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	4.00%	1.00%	6.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class D	Class I
Management Fee	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%	0.75%	None
Other Expenses	0.35%	0.81%	0.60%	1.25%	1.07%
Total Annual Fund Operating Expenses	1.20%	2.36%	2.15%	2.55%	1.62%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 616	$ 862	$ 1,127	$ 1,882
Class B	639	1,036	1,460	2,138
Class C	318	673	1,154	2,483
Class D	858	1,293	1,755	2,885
Class I	165	511	881	1,922

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$ 239	$ 736	$ 1,260	$ 2,138
Class C	218	673	1,154	2,483
Class D	258	794	1,355	2,885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock.  When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income.  Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time.  More bonds normally enhance price stability, and more stocks usually enhance growth potential.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

With respect to equities, Sentinel’s investment philosophy centers on building a diverse, below-average risk portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest categories of Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB).  No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).  These lower-quality bonds have speculative characteristics.  The Fund will only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if Sentinel believes the quality of the bonds is higher than indicated by the rating.  The Fund may also purchase unrated bonds.

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”).  The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”).  While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed.  Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

•         Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

•         Lower-Quality Bonds Risk.  Lower-rated bonds are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value.

•         Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1938

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 12.33% (quarter ended June 30, 2003) and the lowest return for a quarter was  -13.84% (quarter ended December 31, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	15.26	2.20	3.39
Return After Taxes on Distributions: Class A	14.87	1.42	2.08
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	10.22	1.74	2.35
Return Before Taxes: Class B	15.86	1.91	3.42
Return Before Taxes: Class C	19.05	2.25	2.90
Return Before Taxes: Class D	13.57	1.88	3.03
Return Before Taxes: Class I	20.72	3.20	3.89
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	26.46	0.42	-0.95
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)[2]	5.93	4.97	6.33

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise this index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  David M. Brownlee, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2000, and Daniel J. Manion, Senior Vice President and Director of Equity Research with Sentinel, has been a portfolio manager of the Fund since 2004.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class B and Class D shares are no longer available for additional purchases, although you may reinvest dividends and distributions.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Capital Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	0.96%	None
Other Expenses	0.45%	1.13%	0.95%
Total Annual Fund Operating Expenses	1.45%	2.79%	1.65%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 640	$ 936	$ 1,253	$ 2,148
Class C	382	865	1,474	3,119
Class I	168	520	897	1,955

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 282	$ 865	$1,474	$3,119

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have above-average growth potential.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund’s current income objective, Sentinel also analyzes a company’s dividend-paying characteristics when selecting investments.

The Fund may invest in any economic sector, and at times, may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a single industry, and the Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Fund prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Growth Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006.  If it did, returns would be lower.  Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher estimated expenses of those shares.  Performance of the Class I shares from March 17, 2006 to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A shares, restated to reflect that Class I shares are offered without a sales charge.

Inception:  1994 (the inception of the Fund’s predecessor)
Annual Total Return For Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 13.46% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.63% (quarter ended December 31, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	22.39	0.20	-1.87
Return After Taxes on Distributions: Class A	22.35	-0.62	-2.59
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	14.61	0.22	-1.61
Return Before Taxes: Class C	25.90	-0.12	-2.36
Return Before Taxes: Class I	28.46	1.23	-1.36
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	37.21	1.63	-3.99
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)[2]	26.46	0.42	-0.95

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  Elizabeth R. Bramwell, Senior Vice President with Sentinel, has managed the Fund, or its predecessor, since its inception in 1994.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Common Stock Fund

Investment Objective

The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	4.00%	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fee	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%	None
Other Expenses	0.27%	1.01%	0.58%	0.15%
Total Annual Fund Operating Expenses	1.24%	2.68%	2.25%	0.82%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 620	$ 874	$ 1,147	$ 1,925
Class B	671	1,132	1,620	2,337
Class C	328	703	1,205	2,585
Class I	84	262	455	1,014

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$ 271	$ 832	$ 1,420	$ 2,337
Class C	228	703	1,205	2,585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks.  The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, most of which pay regular dividends.  When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s investment philosophy centers on building a diverse, below-average risk portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Fund may sell a stock if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.  A stock may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class I shares prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1934

Annual Total Return For Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 17.88% (quarter ended June 30, 2003) and the lowest return for a quarter was -21.75% (quarter ended December 31, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	22.40	1.46	2.31
Return After Taxes on Distributions: Class A	22.24	0.91	1.06
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	14.73	1.28	1.59
Return Before Taxes: Class B	22.98	1.05	2.28
Return Before Taxes: Class C	26.57	1.51	1.82
Return Before Taxes: Class I	29.42	2.75	2.95
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	26.46	0.42	-0.95
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)[2]	28.43	0.79	-0.49

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  Daniel J. Manion, Senior Vice President and Director of Equity Research with Sentinel, has managed or co-managed the Fund since 1994.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class B shares are no longer available for additional purchases, although you may reinvest dividends and distributions.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Conservative Allocation Fund

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	4.00%	1.00%
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%
Other Expenses	0.31%	0.51%	0.47%
Total Annual Fund Operating Expenses	1.16%	2.06%	2.02%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 612	$ 850	$ 1,106	$ 1,839
Class B	609	946	1,308	1,946
Class C	305	634	1,088	2,348

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$ 209	$ 646	$ 1,108	$ 1,946
Class C	205	634	1,088	2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally divides its assets among several broad asset classes, which are:

  INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds.  Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

  BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 45% of its total assets in U.S. dollar-denominated bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody’s) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds".  In selecting below investment grade bonds, Sentinel looks for bonds that will earn the Fund a greater risk premium relative to comparable securities.  Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

  EQUITY AND EQUITY-RELATED SECURITIES. The Fund normally invests up to 50% of its total assets in equity and equity-related securities, including common stocks, preferred stocks, and convertible debt securities.  Sentinel emphasizes equity and equity-related securities which offer relatively high dividend or interest yields, and also focuses on the potential for capital appreciation.  The Fund normally invests up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets; these stocks are selected based on valuation, growth, management, risk and sentiment analyses.

Sentinel has broad discretion in allocating assets among the classes described above.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Emerging Markets Risk.  The risks of foreign investments are usually much greater for the emerging.  Investments in emerging markets may be considered speculative.  Emerging markets are riskier because they develop unevenly and may never fully develop.

•         Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•         General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

•         Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

•         Lower-Quality Bonds Risk.  Lower-rated bonds are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value.

•         Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Inception: 2003

Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 7.66% (quarter ended September  30, 2009) and the lowest return for a quarter was -10.97% (quarter ended December 31, 2008 ).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	Since Inception (March 10, 2003)
Return Before Taxes: Class A	11.42	2.15	5.41
Return After Taxes on Distributions: Class A	10.39	0.87	4.00
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	7.56	1.22	3.95
Return Before Taxes: Class B	12.22	1.98	5.44
Return Before Taxes: Class C	15.27	2.31	5.37
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.93	4.97	4.60
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)[2]	26.46	0.42	6.96

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  Daniel J. Manion, Senior Vice President and Director of Equity Research of Sentinel, has been a portfolio manager of the Fund since 2006.  David M. Brownlee, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2006.  Jason Doiron, Vice President with Sentinel, has been a portfolio manager of the Fund since 2009.  Katherine Schapiro, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2006.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class B shares are no longer available for additional purchases, although you may reinvest dividends and distributions.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$5,000	$100	$100

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Georgia Municipal Bond Fund

Investment Objective

The Fund seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 (actual Fund minimums may be higher) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class I	$ 70	$ 221	$ 384	$ 859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in municipal securities that generate income that, in the opinion of counsel to the issuer of the security, is exempt from federal and Georgia state income taxes.

The Fund may invest in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”).  If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.

The Fund’s investment sub-adviser will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of five to fifteen years, as determined by market conditions. As a core, general obligation, revenue, school, housing, hospital development and insured municipal bonds are represented. GLOBALT considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining how much to invest in a specific type of municipal bond in the Fund’s portfolio. Duration adjustments are made relative to the Barclays Capital 10 Year Municipal Bond Index.

The Fund is “non-diversified,” which means that the Fund concentrates its assets in a smaller number of issuers than a diversified fund, thus increasing the importance of each holding.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         General Fixed-Income Securities Risk.  The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

•         Municipal Lease Risk.  Municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate funds for future lease payments.  As a result, the Fund may not receive payments from a lease obligation as originally anticipated.

•         Non-Diversified Risk.  Because the Fund holds fewer securities than a diversified portfolio and may take larger positions in individual securities, the Fund may be more affected by the performance of any particular security.

•         Related Projects Risk.  The Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects.  As a result, the value of the Fund’s shares may be adversely affected by the effects of economic, political, tax law or business developments related to the municipal projects.

•         State-Specific Risk.  The Fund is more susceptible to factors adversely affecting Georgia governmental entities than a municipal bond fund that is diversified nationally.  Changes in the economic condition and governmental policies of the State of Georgia may cause the value of the Fund’s shares to fall.

•         Taxability Risk.  While the Funds seeks to invest in municipal bonds whose interest payments will be excludable from gross income for federal income tax purposes, a municipal bond may be reclassified as taxable by the Internal Revenue Service.  In addition, future legislative, administrative or court actions may cause interest on municipal bonds to be subject to federal income taxation, subjecting an investor to increased tax liability and/or adversely impacting the value of the security.

•         U.S. Territory-Specific Risk.  The Fund is susceptible to factors adversely affecting certain U.S. territories that issue securities that may be exempt from federal, and in certain circumstances, state and local taxes.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class I shares for each calendar year over a ten-year period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992.  Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Fund’s Institutional Class shares.  Performance prior to October 12, 2001 (the inception date for the Class I shares) is based on the performance of the collective investment fund, adjusted for higher expenses.  The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions.  Therefore, after tax returns are only provided from October 12, 2001.

Inception:  1992 (the inception of the Fund’s predecessor)
Annual Total Return For Class I Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.64% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.60% (quarter ended June 30, 2004).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class I	6.57	3.63	4.58
Barclays Capital 10 Year Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	9.85	4.58	5.81
Return Before Taxes: Class I	6.57	3.63	3.85 [2]
Return After Taxes on Distributions: Class I	6.25	3.52	3.72 [2]
Return After Taxes on Distributions and Sale of Fund Shares: Class I1	5.76	3.54	3.72 [2]
Barclays Capital 10 Year Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	9.85	4.58	4.95 [2]

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      From October 12, 2001.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Sub-Adviser.  GLOBALT, Inc. (“GLOBALT”) is the sub-adviser.

Portfolio Managers.  Megan L. Busby, Senior Vice President and Portfolio Manager with GLOBALT, has been a portfolio manager of the Fund or its predecessor since 1998.  Gregory E. Paulette, Chief Investment Strategist and Member of the Investment Policy & Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007.  Gary E. Fullam, Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The Sentinel Georgia Municipal Bond Fund only offers Class I shares.  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Government Securities Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.25%	0.25%	0.17%
Total Annual Fund Operating Expenses	0.91%	1.71%	0.63%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 489	$ 679	$ 884	$ 1,475
Class C	274	539	928	2,019
Class I	64	202	351	786

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 174	$ 539	$ 928	$ 2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 283% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities.  The Fund invests mainly in U.S. government bonds.  These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.  The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities.  Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed U.S. government securities, namely pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”) and securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”).

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

•         Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

•         Mortgage-Backed Securities Risk.  Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk.  In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•         Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the maximum sales charge from 2% to 4%.  Prior to April 11, 2005, the Fund’s maximum Class A sales charge had been 4%.  The Class C share returns prior to June 1, 2006 (the inception date for the Class C shares) are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses. Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception:  1986
Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.49% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.09% (quarter ended June 30, 2007).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	0.96	4.42	5.94
Return After Taxes on Distributions: Class A	-1.10	2.67	4.03
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	0.68	2.74	3.94
Return Before Taxes: Class C	3.34	4.15	5.28
Return Before Taxes: Class I	5.53	5.46	6.46
Barclays Capital U.S. Government Bond Index (Reflects no deduction for fees, expenses or taxes)	-2.20	4.87	6.17
Barclays Capital U.S. Mortgage-Backed Securities Index (Reflects no deduction for fees, expenses or taxes)[2]	5.89	5.78	6.46

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  David M. Brownlee, Senior Vice President with Sentinel, has managed the Fund since 1993.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class B shares are no longer available for additional purchases, although you may reinvest dividends and distributions.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Growth Leaders Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.30%	0.98%	None
Other Expenses	0.47%	1.04%	0.68%
Total Annual Fund Operating Expenses	1.67%	2.92%	1.58%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 661	$ 1,000	$ 1,362	$ 2,377
Class C	395	904	1,538	3,242
Class I	161	499	860	1,878

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 295	$ 904	$ 1,538	$ 3,242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a non-diversified fund that normally invests in a core position of 20-30 common stocks selected for their growth potential.

As a non-diversified fund with fewer securities than a diversified portfolio, there is greater risk in that each holding has a greater impact on performance, either positively or negatively.

Sentinel looks to invest in companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach.  In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate.  In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth.

The Fund may invest in any economic sector, and at times, it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a single industry, and the Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Non-diversified Risk.  The Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.  As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Fund prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Focus Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A and Class C shares, respectively.  Performance prior to March 17, 2006 does not reflect the higher Rule 12b-1 fees for Class A shares in effect on and after March 17, 2006.  If it did, returns would be lower.  Performance of Class C shares prior to March 17, 2006 (the inception date for the Class C shares) has been adjusted for the higher estimated expenses of those shares.  Performance of the Class I shares from March 17, 2006 to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A shares, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1999 (the inception of the Fund’s predecessor)

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 2001) and the lowest return for a quarter was -19.38% (quarter ended September 30, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	19.03	1.44	-1.12
Return After Taxes on Distributions: Class A	19.02	1.35	-1.20
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	12.39	1.25	-0.96
Return Before Taxes: Class C	22.75	0.98	-1.89
Return Before Taxes: Class I	25.41	1.93	-0.89
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	37.21	1.63	-3.99
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)[2]	26.46	0.42	-0.95

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  Elizabeth R. Bramwell, Senior Vice President with Sentinel, has been the portfolio manager of the Fund or its predecessor since the Fund’s inception in 1999.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel International Equity Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.60%	1.40%	0.64%
Total Annual Fund Operating Expenses	1.60%	3.10%	1.34%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 655	$ 980	$ 1,327	$ 2,305
Class C	413	957	1,625	3,411
Class I	136	425	734	1,613

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 313	$ 957	$ 1,625	$ 3,411

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities.  The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets.  The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.  The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets. It normally will have substantial investments in European countries.  Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects.  The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States.  The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets.

The Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

Sentinel applies a multi-dimensional strategy for portfolio construction – trend identification, stock selection and risk management.  Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection; stocks are then analyzed and ranked based on valuation, growth, management, risk, and sentiment.  Risk is managed through portfolio diversification.  Typically, the Fund has no more than double weight of the MSCI EAFE index or less than half the index in the largest countries in the index.

The Fund generally may sell a security to meet redemptions, when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Emerging Markets Risk.  The risks of foreign investments are usually much greater for the emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets are riskier because they develop unevenly and may never fully develop.

•         Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception:  1993
Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 24.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	27.05	2.37	1.81
Return After Taxes on Distributions: Class A	26.84	1.50	0.81
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	17.85	2.11	1.30
Return Before Taxes: Class C	30.75	2.21	1.03
Return Before Taxes: Class I	34.10	3.58	2.41
Morgan Stanley Capital International “EAFE” (Europe, Australasia, Far East) Index (Reflects no deduction for fees, expenses or taxes)	31.78	3.54	1.17

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  Katherine Schapiro, Senior Vice President with Sentinel, has been the portfolio manager of the Fund since 2005.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Mid Cap Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	0.96%	None
Other Expenses	0.67%	1.70%	0.66%
Total Annual Fund Operating Expenses	1.67%	3.36%	1.36%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 661	$ 1,000	$ 1,362	$ 2,377
Class C	439	1,033	1,750	3,649
Class I	138	431	745	1,635

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 339	$ 1,033	$ 1,750	$ 3,649

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies.  For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.  The Fund attempts to be well-balanced across major economic sectors.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.  A stock may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Class C share returns prior to March 30, 2000 (the inception date for the Class C shares) are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses.  Performance of the Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception:  1969
Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 31.19% (quarter ended December 31, 2001) and the lowest return for a quarter was -33.54% (quarter ended September 30, 2001).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	22.60	-2.81	-2.44
Return After Taxes on Distributions: Class A	22.60	-2.81	-2.85
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	14.69	-2.37	-2.25
Return Before Taxes: Class C	25.77	-3.10	-3.19
Return Before Taxes: Class I	29.41	-1.64	-1.85
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)	40.48	2.43	4.98
Russell Midcap Growth Index (Reflects no deduction for fees, expenses or taxes)[2]	46.29	2.40	-0.52
S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes)[3]	37.38	3.27	6.36

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

3      The Mid Cap Fund is replacing the Russell Midcap Growth Index as its secondary benchmark with the S&P MidCap 400 Index because Fund management believes the S&P MidCap 400 Index is a more appropriate alternative measure of the Fund’s current investment strategy.  The S&P MidCap 400 Index measures the performance of the mid-size company segment of the U.S. stock market.  The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  Betsy Pecor, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2008.  Charles C. Schwartz, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2008.  Matthew McGeary, Vice President with Sentinel, has been a portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Mid Cap Value Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.63%	0.57%	0.17%
Total Annual Fund Operating Expenses	1.68%	2.32%	0.92%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 662	$ 1,003	$ 1,367	$ 2,388
Class C	335	724	1,240	2,656
Class I	94	293	509	1,131

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$ 235	$ 724	$ 1,240	$ 2,656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies.  For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor’s MidCap 400 Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices.  As of February 28, 2010, companies included in either the Standard & Poor’s MidCap 400 Index or the Russell Midcap Index had market capitalizations between $239 million and $17.5 billion.

In selecting investments for the Fund, Steinberg Asset Management, LLC (“Steinberg”), the Fund’s investment sub-adviser, focuses on issuers that it believes have a solid risk/return profile and can be purchased at attractive prices, with the potential to generate superior relative long term investment returns. These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria.  Steinberg’s research of these companies is theme-driven and focuses on companies that it believes are under-researched and selling for less than their “private transaction value,” i.e., the price an acquirer would pay to buy the company in its entirety. Each investment in a particular company also possesses a "strategic call", which is a positive event or transaction likely to occur and not currently reflected in the security price, providing an opportunity for outsized returns. Steinberg evaluates whether a company’s underlying business value is likely to protect against long-term capital loss.

The Fund is “non-diversified,” and Steinberg expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

Steinberg generally will sell out of a position over time as its risk versus reward calculation for a particular issuer reveals increasing  risk or decreasing reward potential.  Factors considered by Steinberg in making such a calculation include: increases in issuer share price limiting further potential gains; availability of new investment opportunities with other issuers offering a greater potential return; increased competition; adverse changes in the regulatory environment; and poor execution by management.  Securities may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•         Non-Diversified Risk.  The Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.  As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

•         Restricted and Illiquid Securities Risk.  The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions.  The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class I shares for each calendar year since inception.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Fund is based on the performance of its predecessors, which had different expenses but substantially similar investment risks.  Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A, Class C or Institutional Class shares, as applicable, adjusted, in the case of Class A and Class C shares, for the current maximum sales charge.  Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, adjusted for the current maximum sales charge and higher expenses.  Performance prior to October 12, 2001 (the inception date for the Class I shares) is based on the performance of the collective investment fund, adjusted for higher expenses and, in the case of Class A and Class C shares, the current maximum sales charge.  The collective investment fund, which commenced operations on April 3, 2000, was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions.  Therefore, after tax returns are only provided from October 12, 2001.  Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares.  If it had, returns would be lower.  Information for Class I shares is presented because the Class I share class has the longest period of annual returns.

Inception:  2000 (the inception of the Fund’s predecessor)

Annual Total Return for Class I Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 26.18% (quarter ended June 30, 2009) and the lowest return for a quarter was -29.18% (quarter ended December 31, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	Since Inception
Return Before Taxes: Class A	28.09	1.30	7.84
Return Before Taxes: Class C	32.93	1.61	7.63
Return Before Taxes: Class I	35.85	2.80	8.78
Russell Midcap Value Index	34.21	1.98	7.72
Return Before Taxes: Class I	35.85	2.80	7.27 [2]
Return After Taxes on Distributions: Class I	35.85	1.83	6.51 [2]
Return After Taxes on Distributions and Sale of Funds Shares: Class I1	23.30	2.48	6.39 [2]
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	34.21	1.98	7.80 [2]

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      From October 12, 2001.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. is the investment adviser to the Fund.

Sub-Adviser.  Steinberg Asset Management, Inc. (“Steinberg”) is the sub-adviser.

Portfolio Manager.  Michael A. Steinberg, Managing Member, portfolio manager and analyst at Steinberg, has been the portfolio manager of the Fund since its inception in 2000.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Short Maturity Government Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%
Other Expenses	0.23%	0.14%
Total Annual Fund Operating Expenses	0.93%	1.34%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 194	$ 393	$ 610	$ 1,232
Class S	136	425	734	1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less.  The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities. Normally, the dollar-weighted average life of the Fund’s portfolio is less than three years.  The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities.  The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities.   The Fund seeks to invest in mortgage-backed securities with shorter average lives by focusing on securities that have been outstanding for a long period, or which have limited original terms.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

•         Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A returns  prior to June 1, 2006, have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%.  If they had, those returns would be higher.  The Class A returns shown above are based on the 1% maximum sales charge effective January 1, 2009, and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008.  If they were, the returns would be lower.  The Class S share returns prior to March 4, 2005 (the inception date for the Class S shares) are based on the returns of the Class A shares adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.

Inception: 1995
Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 3.14% (quarter ended September 30, 2001) and the lowest return for a quarter was -0.47% (quarter ended March 31, 2005).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	3.74	3.90	4.39
Return After Taxes on Distributions: Class A	2.53	2.35	2.61
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	2.42	2.41	2.66
Return Before Taxes: Class S	4.33	3.65	3.95
Barclays Capital 1-3 Yr. Government Bond Index (Reflects no deduction for fees, expenses or taxes)	1.41	4.18	4.65
Barclays Capital U.S. Mortgage-Backed Securities Index (Reflects no deduction for fees, expenses or taxes)[2]	5.89	5.78	6.46

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distribution when a net capital loss occurs upon the redemption of fund shares.

2      The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise this index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  David M. Brownlee, Senior Vice President with Sentinel, has been the portfolio manager of the Fund since 1995.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Class A	$1,000	$50	$1,000	$50	$50
Class S	$1,000	$50	$50,000	$50	$50

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Small Company Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	4.00%	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fee	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%	None
Other Expenses	0.36%	0.72%	0.50%	0.14%
Total Annual Fund Operating Expenses	1.28%	2.34%	2.12%	0.76%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 624	$ 886	$ 1,167	$ 1,968
Class B	637	1,030	1,450	2,166
Class C	315	664	1,139	2,452
Class I	78	243	422	942

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$ 237	$ 730	$ 1,250	$ 2,166
Class C	215	664	1,139	2,452

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies.  For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $3 billion.  The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard & Poor’s SmallCap 600 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.  The Fund attempts to be well-balanced across major economic sectors.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold, if the holding size exceeds the portfolio managers’ sector weighting guidelines and/or to take advantage of a more attractive investment opportunity.  A stock may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

•         Restricted and Illiquid Securities Risk.  The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions.  The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Class C share returns prior to July 9, 2001 (the inception date for the Class C shares) are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s higher expenses.  Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1993
Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 20.85% (quarter ended December 31, 2001) and the lowest return for a quarter was -24.08% (quarter ended December 31, 2008).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	20.92	2.01	8.26
Return After Taxes on Distributions: Class A	20.92	0.99	6.68
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	13.60	1.67	6.63
Return Before Taxes: Class B	21.94	1.82	8.22
Return Before Taxes: Class C	25.27	2.21	7.83
Return Before Taxes: Class I	27.91	3.28	8.95
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	27.17	0.51	3.51
Standard & Poor’s SmallCap 600 Index (Reflects no deduction for fees, expenses or taxes)[2]	25.57	1.36	6.35

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s SmallCap 600 Index measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.  The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  Charles C. Schwartz, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2004, and Betsy Pecor, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2005.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class A, B and C shares are no longer open to new investments and new accounts, with certain exceptions.  See “Purchase of Fund Shares – Small Company Fund Availability” for additional information regarding the availability of the Small Company Fund’s shares.

	All Accounts Subsequent	Automatic Investment Plan
Classes A and C	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Sustainable Core Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	None
Other Expenses	0.50%	0.26%
Total Annual Fund Operating Expenses	1.50%	0.96%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 645	$ 950	$ 1,278	$ 2,201
Class I	98	306	531	1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 65% of its net assets in stocks of large-capitalization companies based in the U.S.  In this context, large-capitalization companies are companies with $8 billion or more in market capitalization.  The Fund may invest in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s investment philosophy centers on building a diverse, below-average risk portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Fund may sell a stock if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity, and to meet redemptions.  A stock may also be sold if it no longer meets the environmental, sustainable and/or corporate governance performance criteria.

Sustainable and Responsible Investing.  The Fund employs a process of environmental, sustainable and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department.  While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.  Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management.  The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

For additional information on the corporate, sustainable and environmental screening process used by the Fund, please see “Additional Information About Each Fund – Investment Objectives and Strategies – Sentinel Sustainable Core Opportunities Fund – Principal Investment Strategies” at page 71 of the Prospectus.

Principal Investment Risks

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.   Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Class A shares of the Fund (a) from September 24, 2001 to April 4, 2008 is based on the performance of the Standard shares of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, in each case, which were offered without a sales charge, restated to reflect the sales charges of the Class A shares.  Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008.  If it did, returns would be lower. Performance of the Class I shares (a) from March 31, 2006 to April 4, 2008 (the inception date for the Class I shares) is based on the performance of the  Institutional shares of the Citizens Value Fund, which had different expenses but substantially similar investment risks, (b) from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund, and (c) prior to September 24, 2001 is based on the performance of the Meyers Pride Value Fund.

Inception: 1996 (the inception of the Fund’s predecessors)
Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 19.35% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.98% (quarter ended June 30, 2002).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	23.15	-0.94	-0.46
Return After Taxes on Distributions: Class A	23.09	-0.98	-1.23
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	15.12	-0.80	-0.76
Return Before Taxes: Class I	30.48	0.40	0.22
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	26.46	0.42	-0.95
Russell 1000 Index (Reflects no deduction for fees, expenses or taxes)[2]	28.43	0.79	-0.49

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Fund compares its performance to this index because Fund management believes it is an appropriate alternative measure of the Fund’s investment strategy.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. Daniel J. Manion, Senior Vice President and Director of Equity Research with Sentinel, has been a portfolio manager of the Fund since 2008, and Helena Ocampo, Vice President with Sentinel, has been a portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Class A	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Sustainable Growth Opportunities Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	None
Other Expenses	0.61%	2.15%
Total Annual Fund Operating Expenses	1.61%	2.85%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 656	$ 983	$ 1,332	$ 2,315
Class I	288	883	1,504	3,176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 65% of its net assets in stocks of U.S. mid-capitalization companies, which are companies between $1 billion and $15 billion in market capitalization.  The Fund tries to invest in companies with favorable growth potential, with attractive pricing in relation to this growth potential, and experienced and capable management.  The Fund favors companies that have a high degree of corporate responsibility.  The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy.  Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth, (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost of capital and/or favorable liquidity characteristics, and/or (4) have a strong or leadership position within their industry.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may utilize an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may sell a security when the portfolio manager believes that the security has reached an appropriate price or a valuation extreme as compared to historical averages, when the portfolio manager believes that the company will experience particular events and/or to take advantage of a more attractive investment opportunity.  A stock may also be sold when it no longer meets the environmental, sustainable and/or corporate governance performance criteria.

Sustainable and Responsible Investing.  The Fund employs a process of environmental, sustainable and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department.  While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.  Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management.  The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

For additional information on the corporate, sustainable and environmental screening process used by the Fund, please see “Additional Information About Each Fund – Investment Objectives and Strategies – Sentinel Sustainable Growth Opportunities Fund – Principal Investment Strategies” at page 72 of the Prospectus.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Investment Style Risk.  The “growth” stocks in the Fund’s portfolio may be more volatile than the portfolio manager anticipated, and the “value” stocks may not increase in price or pay dividends as the manager had anticipated.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Class A shares of the Fund prior to April 4, 2008 is based on the performance of the Standard shares of the predecessor Citizens Emerging Growth Fund, which was offered without a sales charge, restated to reflect the sales charges of the Class A shares.  Performance prior to April 4, 2008 does not reflect the higher Rule 12b-1 fees for Class A in effect on and after April 4, 2008.  If it did, returns would be lower. Performance for the Class I shares (a) from November 1, 1999 to April 4, 2008 is based on the performance of the Institutional shares and (b) prior to November 1, 1999 is based on the performance of the Standard shares, in each case of Citizens Emerging Growth Fund, which had different expenses but substantially similar investment risks.

Inception:  1994 (the inception of the Fund’s predecessor)
Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 23.07% (quarter ended March 31, 2000) and the lowest return for a quarter was -27.80% (quarter ended September 30, 2001).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	26.67	-2.59	-5.09
Return After Taxes on Distributions: Class A	26.67	-2.78	-6.09
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	17.33	-2.23	-4.57
Return Before Taxes: Class I	31.29	-1.58	-4.30
Russell Mid Cap Growth Index (Reflects no deduction for fees, expenses or taxes)	46.29	2.40	-0.52

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Elizabeth R. Bramwell, Senior Vice President with Sentinel, has been the portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic
	Initial	Subsequent	Initial	Subsequent	Investment Plan
Class A	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Each Fund

Investment Objectives and Strategies

Sentinel Balanced Fund

Investment Objective

The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock.  When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income.  Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time.  More bonds normally enhance price stability, and more stocks usually enhance growth potential.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk.  Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest categories of Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB).  It may also purchase bonds in the lowest rating categories (C for Moody’s and D for Standard and Poor’s) and comparable unrated securities.  However, it will only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if Sentinel believes the quality of the bonds is higher than indicated by the rating.  No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”).  Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest.  The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States.  The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”).  In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages.  Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks).  Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable.  On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC.  In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.  While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed.  Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions.  In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date.  During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities.  In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments.  The Fund may only invest in covered rolls.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.  The Fund may participate in a securities lending program.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Sentinel Capital Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and, secondarily, current income.

Principal Investment Strategies

The Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have above-average growth potential.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion.  In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach.  In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate.  In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth.  With respect to the Fund’s current income objective, Sentinel also analyzes a company’s dividend-paying characteristics when selecting investments.  Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a given industry, and the Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment.  Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

Sentinel Common Stock Fund

Investment Objective

The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, most of which pay regular dividends.  When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk.  Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow.  Additionally, earnings revision trends are important.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Sentinel Conservative Allocation Fund

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Principal Investment Strategies

The Fund normally divides its assets among several broad asset classes.  Sentinel has broad discretion in allocating assets among the classes.  The classes are:

1. INVESTMENT-GRADE BONDS.  The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund.  Up to 35% of the Fund’s total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

2. BELOW INVESTMENT-GRADE BONDS.  The Fund may invest up to 45% of its total assets in U.S. dollar-denominated bonds rated below investment grade (e.g., rated below BBB by Standard and Poor’s or below Baa by Moody’s) or which are unrated but considered to be of comparable credit quality by Sentinel.  These bonds are sometimes called “junk bonds”.  Up to 35% of the Fund’s total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

3. EQUITY AND EQUITY-RELATED SECURITIES.  The Fund may invest up to 50% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities.  In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, and there will also be some emphasis on the potential for capital appreciation.  The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund generally sells a high-yield bond any time its spread tightens to a point where the portfolio manager believes it has become too expensive relative to other similar credits, or when a fundamental reassessment of the bond changes its rating category, generally downward.  The Fund may sell a stock if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation and/or to manage the size of the holding or the sector weighting.  The Fund generally may sell a foreign security when there is a deterioration of the five factors the portfolio manager uses to assess it.  The Fund may also sell a holding to meet redemptions or to take advantage of a more attractive investment opportunity.

Sentinel Georgia Municipal Bond Fund

Investment Objective

The Fund seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in municipal securities that generate income that, in the opinion of counsel to the issuer of the security, is exempt from federal and Georgia state income taxes.  This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund.

The Fund may invest in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”).  If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.

GLOBALT, Inc. (“GLOBALT”), the Fund’s investment sub-adviser, will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of five to fifteen years, as determined by market conditions. As a core, general obligation, revenue, school, housing, hospital development and insured municipal bonds are represented. GLOBALT considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining how much to invest in a specific type of municipal bond in the Fund’s portfolio. Duration adjustments are made relative to the Barclays Capital 10 Year Municipal Bond Index.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.   It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if GLOBALT believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

Sentinel Government Securities Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in U.S. government bonds.  These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.  The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities.  Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed U.S. government securities and may engage in dollar roll transactions both as described above for the Balanced Fund.

The Fund may also use repurchase agreements as a means of making short-term investments.  It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund’s assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.  These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations.  These money market instruments may be used as a means of making short-term investments.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

Sentinel Growth Leaders Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests in a core position of 20-30 common stocks selected for their growth potential.  This Fund is non-diversified, which means that it may hold fewer securities than a diversified portfolio, and there is greater risk in that each holding has a greater impact on performance, either positively or negatively.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion.  In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole.  Sentinel utilizes a blended “top-down” and “bottom-up” approach.  In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate.  In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth.  Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest up to 25% of its net assets in a given industry, and the Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when  more attractive alternative investments surface.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment.  Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Sentinel International Equity Fund

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets.  The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

Sentinel applies a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management.  Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection.  Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment.  Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment.  Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.  Typically, the Fund has no more than double weight of the MSCI EAFE index or less than half the index in the largest countries in the index.

The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets.  It normally will have substantial investments in European countries.  Up to 25% of the Fund’s assets may be invested in securities within a single industry.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects.  The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States.  The Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

The majority of the Fund’s trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made.  The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets.  ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks.  To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions.  Normally, however, the Fund does not hedge its foreign currency exposure.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund generally may sell a security to meet redemptions, when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity.

Sentinel Mid Cap Fund

Effective March 29, 2010, the Sentinel Mid Cap Growth Fund changed its name to the Sentinel Mid Cap Fund.

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry.  Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors.  For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security generally to meet redemptions, when the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.

Sentinel Mid Cap Value Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor’s MidCap 400 Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices.  As of February 28, 2010, companies included in either the Standard & Poor’s MidCap 400 Index or the Russell Midcap Index had market capitalizations between $239 million and $17.5 billion.

In selecting investments for the Fund, Steinberg Asset Management, LLC (“Steinberg”), the Fund’s investment sub-adviser, focuses on issuers that it believes have a solid risk/return profile and can be purchased at attractive prices, with the potential to generate superior relative long term investment returns.  These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria.  Steinberg’s research of these companies is theme-driven and focuses on companies that it believes are under-researched and selling for less than their “private transaction value,” i.e., the price an acquirer would pay to buy the company in its entirety.  Each investment in a particular company also possesses a "strategic call", which is a positive event or transaction likely to occur and not currently reflected in the security price, providing an opportunity for outsized returns. Steinberg evaluates whether a company’s underlying business value is likely to protect against long-term capital loss.

The Fund is “non-diversified,” and Steinberg expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.

The Fund may invest up to 25% of its net assets in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.  The Fund may participate in a securities lending program.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Steinberg believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

In selecting holdings to sell for the Fund, Steinberg evaluates shifts in the potential risks versus the potential rewards in continuing to hold an issuer.  Among the many factors that Steinberg considers in its evaluation are: increases in issuer share price limiting further potential gains, availability of new investment opportunities with other issuers offering a greater potential return, increased competition, adverse changes in the regulatory environment and poor execution by management.  Steinberg generally will sell out of a position over time as its risk versus reward calculation for a particular issuer reveals increasing  risk or decreasing reward potential.  Securities may also be sold to meet redemptions.

Sentinel Short Maturity Government Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities.  Normally, the dollar-weighted average life of the Fund’s portfolio is less than three years.  The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities.  It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit (“CD”) with maturities of one year or less; however, there can be no assurance that the Fund’s yield or total return will in fact be higher than these alternatives.  Money market instruments and CDs can also have different risks and expenses than those of the Fund.

The Fund is not required to invest set amounts in any type of U.S. government securities.  Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and may engage in dollar roll transactions as described for the Balanced Fund.  The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which have limited original terms.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.  The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.

Sentinel Small Company Fund

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior notice to the Fund’s shareholders.  For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion.  The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.  The weighted median market capitalization of the Fund’s holdings as of February 28, 2010 was approximately $1.9 billion.  Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  For portfolio construction purposes, the Fund uses the Standard & Poor’s SmallCap 600 Index as a sector-weighting guide, generally using a plus or minus 25% weighting.  The Fund attempts to be well-balanced across major economic sectors.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund’s policy is to avoid short-term trading.  However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund’s best interest to do so.  The Fund’s turnover rate is not expected to exceed 100% annually.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.

Sentinel Sustainable Core Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests at least 65% of its net assets in stocks of large-capitalization companies based in the U.S.  In this context, large-capitalization companies are companies with $8 billion or more in market capitalization.  The Fund may invest in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, and valuation discipline and below-average risk.  The Fund favors companies that have a high degree of corporate responsibility.  Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time.  The Fund may invest up to 25% of its assets in stocks of companies within a single industry.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.  A stock may be sold if it no longer meets the environmental, sustainable and/or corporate governance performance criteria.

Sustainable and Responsible Investing.  The Fund employs a process of environmental, sustainable and corporate governance screening that is overseen by Sentinel’s in-house sustainable research department.  Through a disciplined process, Sentinel’s sustainable research analysts produce a detailed evaluation of corporate policies and practices.  First, Sentinel’s financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company.  If a company passes the exclusionary screens, the company’s securities are eligible to be purchased by the Fund.  Next, Sentinel’s sustainable research analysts conduct a second, more in-depth qualitative screening process.  If a company fails the qualitative screening process, the company’s securities are no longer eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund.  As a result, the Fund may be required to sell securities based upon sustainable, environmental or corporate reasons when it may be financially disadvantageous to do so.  While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they:

•         produce tobacco or tobacco products;

•         produce alcoholic beverages;

•         generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business;

•         have material interests in the manufacture of weapons or weapons-specific components;

•         are involved in gambling as a main line of business; and/or

•         lack diversity at the level of the board of directors/senior management.

The Fund favors companies that:

•         publish and enforce codes of conduct and vendor standards;

•         promote equal opportunity, diversity and good employee relations;

•         are sensitive to community concerns;

•         seek alternatives to animal testing when not required by law; and/or

•         have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds investments at any time without shareholder approval.

Sentinel Sustainable Growth Opportunities Fund

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 65% of its net assets in stocks of U.S. mid-capitalization companies, which are companies between $1 billion and $15 billion in market capitalization.  The Fund tries to invest in companies with favorable growth potential, with attractive pricing in relation to this growth potential, and experienced and capable management.  The Fund favors companies that have a high degree of corporate responsibility.  The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy.  Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth, (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost of capital and/or favorable liquidity characteristics, and/or (4) have a strong or leadership position within their industry.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry.  Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may utilize an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security when the portfolio manager believes that the security has reached an appropriate price or a valuation extreme as compared to historical averages, when the portfolio manager believes that the company will experience particular events and/or to take advantage of a more attractive investment opportunity, or generally to meet redemptions.  A stock may also be sold when it no longer meets the environmental, sustainable and/or corporate governance performance criteria.

Sustainable and Responsible Investing.  The Fund employs a process of environmental, sustainable and corporate governance screening that is overseen by Sentinel’s in-house sustainable research department.  Through a disciplined process, Sentinel’s sustainable research analysts produce a detailed evaluation of corporate policies and practices.  First, Sentinel’s financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company.  If a company passes the exclusionary screens, the company’s securities are eligible to be purchased by the Fund.  Next, Sentinel’s sustainable research analysts conduct a second, more in-depth qualitative screening process.  If a company fails the qualitative screening process, the company’s securities are no longer eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund.  As a result, the Fund may be required to sell securities based upon sustainable, environmental or corporate reasons when it may be financially disadvantageous to do so.  While no investment is ever made solely based on qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they:

•         produce tobacco or tobacco products;

•         produce alcoholic beverages;

•         generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business;

•         have material interests in the manufacture of weapons or weapons-specific components;

•         are involved in gambling as a main line of business; and/or

•         lack diversity at the level of the board of directors/senior management.

The Fund favors companies that:

•         publish and enforce codes of conduct and vendor standards;

•         promote equal opportunity, diversity and good employee relations;

•         are sensitive to community concerns;

•         seek alternatives to animal testing when not required by law; and/or

•         have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

Investment Risks

We cannot guarantee that any Fund’s investment objective will be achieved.  You can find additional information about the investment risks of the Funds in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus.  You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Principal Equity Securities Risks

Stock Market and Selection Risk.  Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably.  Selection risk is the risk that the investments that Sentinel or Steinberg selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk.  The Capital Growth, Growth Leaders, International Equity, Mid Cap, Small Company, and Sustainable Growth Opportunities Funds focus on “growth” stocks.  The Mid Cap Value Fund focuses on “value” stocks.  The Common Stock Fund, the equity portion of the Balanced Fund and the Sustainable Core Opportunities Fund focus on both “growth” and “value” stocks, commonly called a blend style.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.  Value stocks may not increase in price or pay dividends, as anticipated by the Funds’ managers, or may decline even further if (1) other investors fail to recognize the company’s value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.  The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk.  To the extent a Fund invests in a particular sector, it is subject to the risks of that sector.  Returns in an economic sector may trail returns from other economic sectors.  As a group, sectors tend to go through cycles of doing better or worse than the securities market in general.  These periods may last several years.  In addition, the sectors that dominate the market change over time.  For more information on risks of a particular sector, consult the Funds’ Statement of Additional Information.

Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Small Company and Sustainable Growth Opportunities Funds and, to a lesser extent, the Mid Cap and Mid Cap Value Funds invest typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

General Foreign Securities Risk.  Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities.  For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations.  Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result.  If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices.  There may be less supervision and regulation of foreign exchanges.  Foreign companies generally release less financial information than comparable U.S. companies.  Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements.  Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Emerging Markets Risk.  The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Allocation and International Equity Funds may invest.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier because they develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets.  Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Conservative Allocation, International Equity and Mid Cap Value Funds generally hold their foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.  Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States.  This can reduce amounts the Funds can earn on their investments.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Funds to carry out transactions.

Principal Fixed-Income Securities Risks

General Fixed-Income Securities Risk.  The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.  Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations.  While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Government Securities Risk.  Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA, FFCB, FHLB and FHLMC, to repay principal and to make interest payments on the securities in which the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds invest.  In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government.  In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages.  Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Lower-Quality Bonds Risk.  The lower-quality bonds in which the Conservative Allocation Fund and, to a lesser extent the Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds.  Lower-quality bonds may pay interest at fixed, floating or adjustable rates.  The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds.  However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds.  Lower-rated bonds are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value, for several reasons.  An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments.  These bonds may not be traded as actively.  Their prices may respond more adversely to negative publicity and investor perceptions.  If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds.  Success in investing in junk bonds depends heavily on Sentinel’s credit analysis.  Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers.  The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors.  If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring.  Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity.  If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates increase, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk.  As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value,   When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk.  Prepayment reduces the yield to maturity and the average life of the asset-backed securities.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.  The residential mortgage market in the United States has experienced difficulties recently that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments.

Other Principal Investment Risks

Derivatives Risk.  Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Municipal Lease Risk.  Municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Georgia Municipal Bond Fund.

Non-diversified Risk.  The Georgia Municipal Bond, Growth Leaders and Mid Cap Value Funds are non-diversified funds, meaning that each may hold fewer securities than a diversified portfolio and may take larger positions in individual securities.  As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Portfolio Turnover Risk.  The Funds shown below had the following rates of portfolio turnover in their 2009 fiscal year:

Balanced	80%
Conservative Allocation	149%
Government Securities	283%
Sustainable Growth Opportunities	29%

For these Funds, an active trading approach increases the Funds’ costs and may reduce the Funds’ performance.  It may also increase the amount of capital gains tax that you have to pay on the Funds’ returns.

Restricted and Illiquid Securities Risk.  Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers.  Sentinel may determine that certain Rule 144A securities in which certain of the Funds invest are liquid securities under guidelines approved by the Funds’ Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities.  These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable.  Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid.  The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions.  The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Related Projects Risk.  Because the Georgia Municipal Bond Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy productions), it bears the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

State-specific Risk.  The Georgia Municipal Bond Fund is more susceptible to factors adversely affecting Georgia governmental entities, respectively, and the municipal bond market of that area than a municipal bond fund that is diversified nationally. The Fund is particularly sensitive to changes in the economic condition and governmental policies of the State of Georgia. For example, if the economic condition of a single significant industry within Georgia deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the value of the Fund’s shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Fund’s shares to fall.

Taxability Risk.  When the Georgia Municipal Bond Fund invests in municipal bonds, it expects to do so in reliance on an opinion of bond counsel to the issuer of each bond that the interest paid will be excludable from gross income for federal income tax purposes.  Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities.  In that event, the Internal Revenue Service may demand that the Fund pay taxes on such interest and, if the Fund agrees to do so, its yield could be adversely affected.  In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities, and possible penalties and interest.   If any municipal bond held by the Fund is deemed to pay interest subject to federal income tax, the Fund will attempt to dispose of the security as soon as practicable.  Interest income on certain “private activity” bonds is a preference item for shareholders subject to the federal alternative minimum tax.

In addition to the risk that a particular municipal bond may be found to be taxable, future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities.  Any such change could also affect the market price of such municipal bonds, and thus the value of an investment in the Fund.

U.S. Territory-specific Risks.  The Georgia Municipal Bond Fund is susceptible to some extent to factors adversely affecting certain U.S. territories that issue securities that may be exempt from federal and, in certain circumstances, state and local taxes.

Guam: Guam’s economy is dependent on revenues from tourism, the U.S. military, and service industries. Its employment is concentrated in local government and federal jobs.  Natural disasters and a decrease in U.S. military operations may have a negative impact on Guam’s economy and Guam’s issuers.

Puerto Rico:  Historically, Puerto Rico’s economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code of 1986, as amended (“Code”). These tax incentives allowed tax credits for U.S. domestic corporations that conduct a large amount of business in Puerto Rico. However, these incentives have been phased out, which may decrease Puerto Rico’s competitive advantage for attracting new business, and negatively affect Puerto Rico’s economy. Economic difficulties in the United States and natural disasters could also have a negative impact on the overall economy of Puerto Rico, and negatively affect Puerto Rico issuers.

U.S. Virgin Islands: The U.S. Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment and on continued favorable U.S. tax laws. Natural disasters and economic difficulties in the United States could have a negative impact on the Virgin Islands’ tourism industry and may also have a negative impact on the overall economy of the Virgin Islands and Virgin Islands issuers.

Other Investment Risks

Dollar Rolls Risk.  The use of dollar rolls by the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds tends to increase the portfolio turnover of these Funds.  Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may appreciate above the contracted repurchase price.  In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Not Guaranteed Risk.  None of the Funds, including the Government Securities and Short Maturity Government Funds, is guaranteed or insured by the U.S. government.  The value of each Fund’s shares is expected to fluctuate.

Repurchase Agreements Risk.  If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement.  If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement.  In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”.  Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Securities Lending Risk.  Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security).  In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Temporary Defensive Position Risk.  If a Fund, other than the Government Securities Fund or Short Maturity Government Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash.  If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

Zero-Coupon and Similar Bonds Risk.  Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities.  These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds).  Even though the Balanced, Conservative Allocation, Government Securities, and Short Maturity Government Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and, in order to qualify as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (“Code”) must distribute the income deemed to be earned on a current basis.  This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

The Funds are appropriate for investors who are comfortable with the risks described here.  The Funds are appropriate for long-term investors who are not concerned primarily with principal stability.

Disclosure of Portfolio Securities

A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.  Each Fund’s quarter-end top ten holdings are provided in each Funds’ Quarterly Report posted at www.sentinelinvestments.com under “Forms & Literature”, “Performance” with at least a 15-day lag.

Share Classes

Sentinel Funds offer different pricing options to investors in the form of different share classes.  Through this Prospectus, you can learn about a Fund’s Class A, Class B, Class C, Class D, Class S and Class I Shares, as applicable.

Fund	Class A	Class B	Class C	Class D	Class S	Class I
Balanced	X	X	X	X		X
Common Stock	X	X	X			X
International Equity	X		X			X
Mid Cap	X		X			X
Small Company [1]	X	X	X			X
Conservative Allocation	X	X	X
Capital Growth	X		X			X
Georgia Municipal Bond						X
Government Securities	X		X			X
Growth Leaders	X		X			X
Mid Cap Value	X		X			X
Sustainable Core Opportunities	X					X
Sustainable Growth Opportunities	X					X
Short Maturity Government	X				X

1          Class A, B and C shares of the Small Company Fund are no longer open to new investments and new accounts, with certain exceptions.  See “Purchase of Fund Shares – Small Company Fund Availability” below.

You can compare the differences among the classes of shares using the table below.

Class	Initial Sales Charge	Contingent Deferred Sales Charge (“CDSC”)	Distribution and/or Service (12b-1) Fees	Conversion Feature	Availability
A	Maximum initial sales charge: • 1% Short Maturity Government; • 4% Government Securities; and • 5% all other Funds	None (Certain redemptions made within eighteen months of purchase that were purchased without a sales charge as part of an investment of $1 million or more may be charged a CDSC of 1%)[1]	• 0.20% fixed-income funds; • 0.25% Short Maturity Government; and • 0.30% all other Funds.	None	Generally available
B	None	Up to 4% if redeemed within six years	1.00%	Class B shares convert to Class A shares automatically after the applicable CDSC period

Generally not  available for purchase, except that you may reinvest dividends and distributions.  Class B shares may also be obtained through exchange from Class B shares of other Sentinel Funds that are available through exchange

C	None	1% if redeemed in the first year	1.00%	None	Generally available
D	None	Up to 6% if redeemed within seven years	0.75%	Class D shares convert to Class A shares automatically at the end of the tenth year after purchase	Generally not available for purchase, except that you may reinvest dividends and distributions of existing Class D shares
S	None	None	0.75%	None	Generally available (offered only by the Short Maturity Government Fund)
I	None	None	None	None	Generally available (strict eligibility requirements apply)

1       Of the offering price on new purchases of $999,999 or less.  For sales of $1,000,000 and over there is no sales charge however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first eighteen months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more.  Purchases of less than $1 million must remain in the account for 90 days before they are eligible for an exchange.

This Prospectus frequently uses the term “CDSC”, which stands for Contingent Deferred Sales Charge.  This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply.  If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.  CDSC schedules may change from time to time.  Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

•         the amount of the investment;

•         the intended length of the investment;

•         the type of Fund you want;

•         whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and

•         whether you intend to utilize the exchange privilege as exchange privileges among Funds differ by share class.

Class A shares have the advantage of lower ongoing distribution expenses.  The disadvantage of the Class A shares is that you pay an initial sales charge.  If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares are only available by exchange from the Class B shares of another Sentinel Fund or by reinvesting dividends and distributions.  Class B shares ultimately convert to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year.  You pay higher ongoing distribution fees for the entire period of your investment, however.  This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees.  Over long periods, however, the other share classes may outperform Class C shares.

Class D shares are similar to the Class B shares, except that you are subject to a higher CDSC that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year.  Class D shares are not available for additional purchases except by reinvesting dividends and distributions.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges.  You pay higher ongoing distribution fees for the entire period of your investment, however.

Class I shares have the advantages of no sales charges and no distribution fees.  They typically have an expense ratio that is lower than the Fund’s other classes of shares.  In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares, if offered by the Fund.  Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Purchase of Fund Shares

There is no size limit on purchases of Class A or Class S shares.  The maximum purchase of Class C shares accepted is $999,999.  Investment minimums apply to the purchase of Class I shares, with certain exceptions.  Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares.  Sentinel Financial Services Company and/or an affiliate make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families.  Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Class A Shares

Class A shares are generally subject to a front-end sales charge.  You may qualify for a reduced front-end sales charge based on the size of your purchase.  For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order.  The sales charge ranges from 5.00% of the offering price (5.26% of the net amount invested) to zero.   The tables below show the front-end sales charges that you may pay if you purchase Class A shares:

Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Government Securities Fund:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.50%	3.63%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to 499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Short Maturity Government Fund:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	-0-	-0-	-0-

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above.  No initial sale charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains. If you invest $1,000,000 or more in Class A Shares of the Funds, no initial sales charge will apply. In that case, Sentinel Financial Services Company will compensate the financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of purchase price of the shares being redeemed or your redemption proceeds.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds’ distributor, Sentinel Financial Services Company, will pay intermediaries compensation of 1.00% for sales of up to $14,999,999 for the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds, and 1.00% for sales of up to $4,999,999 for sales of the other Funds.  In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed.  For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs.  For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed.  For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value.  If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due.  If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds.  Sentinel Financial Services Company receives the entire amount of any CDSC paid.  Also see “Waiver or Reduction of a CDSC” below.  In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below.  Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Funds’ transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation.  Quantity discounts begin with investments in Class A shares of $25,000.  You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons.  These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount.  Shares held under the tax identification number of anyone other than you, your spouse or minor children; however, do not qualify for quantity discounts.  Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts on purchases.  To receive a reduced sales charge, you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children each time you purchase shares.  Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children, to show that you qualify for a reduced sales charge.  You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent.  You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments in the Sentinel Funds that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount.  You may count purchases to be made by you, your spouse and your minor children.  The letter of intent is not a binding commitment by you to complete the intended purchases.  All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase.  Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent.  We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases.  If, by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you.  The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid.  You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares.  The redemption of shares for this purpose will be a taxable event to you.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program.  Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Funds for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases.  Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases.  You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

•         current and former Directors of the Funds and predecessors to the Funds;

•         current and retired employees and Directors of Sentinel and its affiliates;

•         National Life Insurance Company employee benefit plans;

•         certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

•         registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

•         members of the immediate families of, or survivors of, all of these individuals;

•         non-profit organizations with which any of these persons are actively involved;

•         former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion; or

•         former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads.  We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•         investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisers who place trades for their own accounts;

•         clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

•         qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts;

•         investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel Administrative Services, Inc.; and

•         investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by Sentinel Administrative Services, Inc. pursuant to the reinvestment privileges described in this Prospectus.  Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information.

If more than one person owns an account, all owners must qualify for the lower sales charge.  Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at www.sentinelinvestments.com.

Reinstatement.  If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Class A Distribution Plan

The Class A shares of each Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders.  The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds, (b) 0.20% of average daily net assets in the case of the Government Securities Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds.  Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for servicing.  No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Class B Shares

Class B shares are no longer available for additional purchases, except that you may reinvest dividends and distributions.  Class B shares may also be obtained through exchange, if offered.  Please see “Purchasing, Selling and Exchanging Fund Shares – Exchanging Shares” below for additional information.  The description below is intended for existing holders of Class B shares.

A CDSC will be imposed on Class B shares if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under “Waiver or Reduction of a CDSC” below.

Whether you pay a CDSC upon redemption of Class B shares and how much depends on the amount of your aggregate investments in the Sentinel Funds at the time you purchased such Class B shares, and the number of years since you made the purchase. The CDSC schedule for Class B shares is shown below.

Balanced, Common Stock, Conservative Allocation and Small Company Funds

	CDSC Percentage
	Year Since Purchase Payment Was Made
Invested Assets	0-1	1-2	2-3	3-4	4-5	5-6
up to $249,999	4%	4%	3%	2%	2%	1%
$250,000 to $499,999	3.5%	3%	2%	1%	1%
$500,000 to $999,999	3%	2%	1%	1%

Due to rounding, the CDSC paid on a redemption of Class B shares expressed as a percentage of the redemption proceeds may be higher or lower than the charges described above.  In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived.  We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken.  The amount of the CDSC will be equal to the CDSC percentage from the schedule above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed.  If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.  Sentinel Financial Services Company receives any CDSC imposed on a redemption of Class B shares.

Class B Distribution Plan

The Class B shares of the Funds have adopted a plan under Rule 12b-1 that allows the Funds offering Class B shares to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders.  The Class B shares of each of these Funds will pay to Sentinel Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to intermediaries.  The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

The Class B shares service fee for the first year after a purchase will be used to recover a portion of the cost of the concession paid by Sentinel Financial Services Company to the selling intermediary, which portion of the concession is considered the service fee for the first year.  No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in street name.

Conversion to Class A Shares

The Class B shares of a Fund automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase.  For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year.  The holding period for Class B shares will include the holding period of Class B shares of another Sentinel Fund from which they were exchanged.

Class C Shares

For purchases of Class C shares, you pay the current net asset value.  There is no initial sales charge.  Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares.  However, because Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

Contingent Deferred Sales Charge

You will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, if you redeem Class C shares in the first year after purchase, unless a waiver applies. See “Waiver or Reductions of a CDSC” below.  In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived.  If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.  Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Class C Distribution Plan.

The Class C shares of the Funds have adopted a plan under Rule 12b-1 that allows the Funds offering Class C shares to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders.  These Funds pay a fee to Sentinel Financial Services Company at a maximum annual rate of up to a total of 1.00% of average daily net assets.  In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary.  In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Payments to Intermediaries

For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

Class D Shares (Balanced Fund only)

Class D shares are no longer available for additional purchases, except that you may reinvest dividends and distributions.  The description below is intended for existing holders of Class D shares of the Balanced Fund.

Contingent Deferred Sales Charge

A CDSC will be imposed on Class D shares if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers.  See “Waiver or Reduction of a CDSC” below.

Whether you pay a CDSC upon a redemption of Class D shares and how much depends on the number of years since you made the purchase.  The CDSC schedule for Class D shares is shown below:

	CDSC Percentage
	Year Since Purchase Payment Was Made
Purchase amount	0-1	1-2	2-3	3-4	4-5	5-6	6-7
Any amount	6%	6%	5%	4%	4%	3%	2%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived.  We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken.  The amount of the CDSC will be equal to the CDSC percentage from the schedule above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed.  If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.  We apply the same rules in determining whether a CDSC is payable as we do for Class B shares.  Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Class D Distribution Plan

The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class D shares.  The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of up to 0.75% of average daily net assets of the Class D shares of the Balanced Fund.  These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Conversion to Class A Shares

The Class D shares automatically convert to Class A shares after 10 years.

Class S Shares (Short Maturity Government Fund only)

There is no initial sales charge or CDSC on Class S shares.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value.  There is no initial sales charge.  There is also no CDSC.  Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund.  Class S shares never convert to Class A shares.  As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Class S Distribution Plan

The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders.  The Class S shares of the Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of up to 0.75% of average daily net assets.  Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund.  Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for services.  For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

The Fund may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Class I Shares

There is no initial sales charge or CDSC on Class I shares.  Only institutional investors, with limited exceptions, are eligible to purchase Class I shares.  Institutional investors must make an initial investment of at least $1 million in Class I shares of all Sentinel Funds; provided, however, that there is no investment minimum for Class I shares for the following investors:

  Investment advisory and retirement plan platforms, if such platform’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform investing in the Class I or similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform investing solely in classes of shares of other mutual fund complexes which do not pay 12b-1 service fees;
  Qualified tuition programs established under Section 529 of the Code;
  Registered investment companies;
  Synovus Trust Company for trust accounts established on behalf of its clients; and
  Retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates.

In addition, the following investors who received Class I shares of a Fund as a result of a reorganization and who continue to own such shares may purchase additional Class I shares with no investment minimum:

  Accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization, but only with respect to reinvested dividends and distributions; and
  Accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization.

Investment minimums apply to accounts held on the Funds’ records.  Intermediaries that maintain omnibus accounts on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts.  In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Small Company Fund Availability

The Small Company Fund has instituted restrictions on new investments in the Fund.  Class A shares and Class C shares are closed to new investments and new accounts, except that:

  shareholders who owned Class A shares or Class C shares of the Fund as of January 29, 2010 are able to make additional purchases in their accounts, including the reinvestment of dividend and capital gain distributions and through exchanges from the same share class of other Sentinel Funds, for as long as they continue to own Class A or Class C shares of the Fund;
  specified retirement plans that trade on an omnibus basis and had an account in the Fund as of January 29, 2010 may continue to make additional purchases of the Fund on behalf of existing and new plan participants.  For these purposes, specified retirement plans include:

-          retirement plans maintained pursuant to Section 401(a) of the Code;

-          certain retirement plans maintained pursuant to Section 403 of the Code; and

-          retirement plans maintained pursuant to Section 457 of the Code;

  discretionary wrap programs that trade on an omnibus basis and had an account in the Fund as of January 29, 2010 may continue to make additional purchases of the Fund and add new accounts on the program administrator’s records; and
  specified retirement plans and discretionary wrap programs that trade on an omnibus basis and have approved the Fund as an investment option by January 29, 2010, and specified retirement plans that were considering the Fund pursuant to a written proposal received prior to January 29, 2010 from a financial institution providing advisory services to the specified retirement plan, that, in each case, open an account with the Fund prior to April 5, 2010 may continue to make additional purchases and add new accounts.

Shareholders who owned Class B shares of the Fund as of January 29, 2010 are able to make additional purchases in their accounts through exchanges from Class B shares of other Sentinel Funds, and through the reinvestment of dividend and capital gain distributions, for as long as they continue to own Class B shares of the Fund.  Class B shares were closed to new investments in March 2006.

Class I shares of the Fund remain open to new investments and new accounts.

The Fund’s management is monitoring net flows into the Fund for all share classes and constantly reviews capacity constraints for this Fund in view of liquidity of existing positions, analytical ability and capacity of the Small/Mid Cap team, availability of attractive small capitalization stocks and demand for the asset class.  Sentinel may make further changes to the Fund’s availability as appropriate.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

•         Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

•         Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary’s death;

•         Required minimum distributions from a retirement account;

•         Redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus.  Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information; and

•         For Class D shares, redemptions made under Systematic Withdrawal Plans for shares acquired on or after March 30, 2000 in amounts up to 8% annually.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

Other Matters Relating to Distribution of Fund Shares

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders.  This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.  Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Funds; or the type and nature of services or support furnished by the intermediary.  In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Funds.  Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Purchasing, Selling and Exchanging Fund Shares

Purchasing Shares

You may purchase shares at net asset value (or Public Offering Price, if applicable), less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the NYSE, usually 4:00 p.m. Eastern Time, on each day it is open for business.

By Check

To purchase shares by check, make your check payable to the “Sentinel _________ Fund” or “Sentinel Funds” and mail it to:

Sentinel Administrative Services, Inc. P.O. Box 1499 Monpelier, VT 05601-1499	Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604

To make your initial purchase by check, please also fill out an application (one is attached to this Prospectus) and return the application with your check.  All checks must be drawn in U.S. dollars on a U.S. bank.  The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries and U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you  have included a properly completed application and/or other required documentation).  We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business.  To make your initial purchase by wire, call our toll-free number noted below and obtain an account number.  You must first complete an application and return it to Sentinel Administrative Services, Inc.  Your bank may charge you a fee to wire funds.  Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds’ website at www.sentinelinvestments.com.  Purchases completed via the Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.”  Purchases completed via the Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account.  You may deposit as much of the payments as you elect.  To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this.  You may have part or all of your paycheck transferred to your existing Sentinel account each pay period.  To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums	Retirement Accounts		All Other Accounts		Automatic
Fund/Class	Initial	Subsequent	Initial	Subsequent	Investment Plan[1]
Conservative Allocation (Class A and Class C)	$1,000	$50	$5,000	$100	$100
Short Maturity Government (Class A)	$1,000	$50	$1,000	$50	$50
Short Maturity Government (Class S)	$1,000	$50	$50,000	$50	$50[2]
All other Funds (Class A and Class C)	$1,000	$50	$1,000	$50	$50

All Funds – Class I:  Class I shares are available only to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

1      These also apply to investments through the Payroll Savings Plan.

2      The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Except for the Short Maturity Government Fund and Class I shares, investment minimums are determined by Fund rather than Class.  These investment minimums apply to accounts held on the Funds’ records.  Intermediaries that maintain omnibus accounts on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts.  In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Funds’ Chief Compliance Officer and reported to the Fund Board.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail

If your shares are held directly with a Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail.  Your instructions must be signed by the registered owner(s) exactly as the shares are registered.  If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND (3863).  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.  You may request a redemption on the Funds’ automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine.  These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.  You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com.  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine.  These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting

If you own Class A shares of the Short Maturity Government Funds you may sell shares by writing a check against your account.  This checkwriting privilege is free.  There is a per check minimum of $500 for Short Maturity Government.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Short Maturity Government Fund redemptions by checkwriting are taxable transactions.  Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances.  A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.  Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes.  New checkbooks cannot be ordered within 30 days of an address change without a signature guarantee.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account.  Withdrawal payments generally should not be considered dividends.  Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss.  You must reinvest dividends and capital gains distributions to use systematic withdrawals.  No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.  Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th or 25th day of each month.  If such date is not a business day, the withdrawal will occur on the immediately preceding business day.  Payments made by direct deposit are available any day.

Exchanging Shares

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc.  You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals.  Initial purchases of less than $1 million of the Short Maturity Government Fund and the Government Securities Fund must remain in the account for 90 days before they are eligible for an exchange.  New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund.  We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Sentinel Funds and the DIF U.S. Government Portfolio, an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares in shares of the Sentinel Funds to qualify for waivers of sales charges.  Please see “Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio” below for additional information.

Class A Shares

Class A shares of one Fund may be exchanged for Class A shares of another Fund, if offered, at net asset value, except that Class A shares of the Short Maturity Government Fund received as a result of an exchange from Class B or Class C shares of a Sentinel Fund may not be exchanged for Class A shares of another Fund.  Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares.  The normal minimum account sizes apply to new accounts opened by exchange.  In addition, Class A shares of any Fund may be exchanged for Class I shares of the same or another Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares.

Class B Shares

Class B shares of one Fund may be exchanged for Class B shares of another Fund, if offered through exchange, at net asset value.  Class B shares may also be exchanged for Class A shares of the Short Maturity Government Fund.  The time during which the assets are in Class A shares of the Short Maturity Government Fund will count toward the time that results in a reduced CDSC.  Class A shares of the Short Maturity Government Fund held as a result of an exchange from Class B funds may only be exchanged back to available Class B shares of a Sentinel Fund.

Class C Shares

Class C shares of one Fund may be exchanged for Class C shares of another Fund, if offered through exchange, at net asset value.  Class C shares may also be exchanged for Class A shares of the Sentinel Short Maturity Government Fund.  The time during which the assets are in Class A shares of the Short Maturity Government Fund will count toward the time that results in a reduced CDSC.  Class A shares of the Short Maturity Government Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Class D Shares

There are no exchange privileges with respect to Class D shares.

Class S Shares

Class S shares of the Short Maturity Government Fund may be exchanged at net asset value for the Class A shares of each of the other Sentinel Funds, if offered through exchange, except that Class S shares may not be exchanged into Class A shares of the Short Maturity Government Fund.  Initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.  Class A shares of a Fund obtained through an exchange of Class S shares of the Short Maturity Government Fund may be exchanged for Class A shares of other Sentinel Funds, if offered, including the Short Maturity Government Fund.  Exchanges from other funds into the Class S shares of the Short Maturity Government Fund are not permitted.

Class I Shares

Class I shares of one Fund may be exchanged for Class I shares of another Fund, if offered through exchange, at net asset value.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Reinvestment Privileges with Respect to Certain Shareholders of the Daily Income Fund’s U.S. Government Portfolio – Institutional Service Class Shares

Persons who wish to invest in the DIF U.S. Government Portfolio, a money market fund distributed by Reich & Tang Distributors, Inc. which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Administrative Services, Inc.  Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the DIF U.S. Government Portfolio held in accounts maintained by Sentinel Administrative Services, Inc. in shares of Sentinel Funds (a “reinvestment”), as described below:

•         Investors in the DIF U.S. Government Portfolio who obtained shares through the reorganization of the Sentinel Government Money Market Fund, which occurred at the close of business November 13, 2009 (the “Reorganization”) and who either (a) held Class A shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization which had been subject to an initial sales charge or (b) held Class B shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization, may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•         Investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales charge may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•         Investors in Sentinel Funds may redeem Class B and Class D shares of such funds (as well as Class A shares that are subject to a CDSC) and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC.  Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•         Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC.  Upon the redemption of the shares of the U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege.  The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund.  Policies prohibiting short term or excessive trading apply.  The minimum amount for a reinvestment is $1,000.  However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.  A reinvestment will be a taxable event to the shareholder making such reinvestment.

Initial investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who redeem shares of the DIF U.S. Government Portfolio and use the proceeds to purchase shares of a Sentinel Fund will be treated as an initial purchaser of the Sentinel Fund’s shares.  The purchase of the Sentinel Fund’s shares will be subject to all applicable sales charges.

Additional Information

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  Each Fund reserves the right to reject purchase orders from persons who have not submitted information that is sufficient to allow the Fund to verify the identity of the purchaser. Each Fund also reserves the right to redeem amounts in the Fund from any person whose identity the Fund is unable to verify on a timely basis.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S., they generally cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. or a military address.

Redemptions in Kind

Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption.  We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist.  No interest will accrue on amounts represented by uncashed redemption checks.  We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.  In their discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates

The Funds are not required to and do not expect to issue share certificates.  If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem.  Your instructions should be signed by the registered owner(s) exactly as the shares are registered.  We may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.’s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days.  We suggest sending certificates by certified mail.  You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.

Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement.  If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Funds.  The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Short Maturity Government Fund without sales charge.  We will treat your inaction as approval of this purchase.  You may at any time after the purchase direct us to redeem or exchange these shares of the Short Maturity Government Fund at the next net asset value calculated after we accept such direction.  Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.  This fee will be deducted automatically from each shareholder account in June of each year unless it is prepaid.

Miscellaneous Fees

Custodial Account Fees.  Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders.  Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests.  The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading.  The policy has been reviewed and approved by the Board of Directors of the Funds.  Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders.  However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund.  In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund.  The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected.  In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds’ excessive trading policy.  Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

The Funds will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling twelve-month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed, unless it is one of the two Funds described below which impose a redemption fee.

The International Equity and Small Company Funds have adopted a redemption fee.  For these Funds, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.  The Balanced, Capital Growth, Common Stock, Conservative Allocation, Georgia Municipal Bond, Government Securities, Growth Leaders, Mid Cap, Mid Cap Value, Short Maturity Government, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds do not impose a redemption fee.

Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.  The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing.  Redemption fees do not apply to redemptions by check in any Fund offering the checkwriting option.  Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds’ Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, redemption fees do not apply to:

•         any single redemption of $5,000 or less;

•         accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•         periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•         retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•         rollovers of current investments in the Fund through qualified employee benefit plans; and

•         transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing Fund Shares

Net asset value for each Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open.  The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund’s outstanding shares.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service.  The mean between the bid and asked prices is generally used for valuation purposes.  Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value.  The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board.  The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

Securities transactions are accounted for on the next business day following trade date (trade date plus one).  Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date.  These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc., the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares.  It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions.  Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income, if any, as follows:

Fund	Dividends Paid
Conservative Allocation	Monthly
Georgia Municipal Bond
Government Securities
Short Maturity Government
Balanced	Quarterly
Common Stock
Capital Growth	Annually
Growth Leaders
International Equity
Mid Cap
Mid Cap Value
Small Company
Sustainable Core Opportunities
Sustainable Growth Opportunities

For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund.  Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund.  If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00.  If the distribution is $10.00 or less, the amount will automatically be reinvested.  If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank.  If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions.  This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you.  No interest will accrue on amounts represented by uncashed dividend or other distribution checks.  To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863).  If your mailing address is not within the U.S or a military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund.  Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.  If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.  Certain dividend income, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders.  However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.  However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by such Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Common Stock, Conservative Allocation, Mid Cap, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds, may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.  Shareholders in the International Equity and Conservative Allocation Funds may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.  However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Common Stock, Mid Cap, Mid Cap Value and Small Company Funds with respect to such taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recently proposed legislation will impose a 3.8% excise tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

This section summarizes some of the consequences under current federal tax law of investment in the Funds.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes.  An investment cannot be made directly in an index.

The  Barclays Capital 1-3 Year Government Bond Index comprises U.S. government and government agency securities with maturities between one and three years.  (Short Maturity Government Fund)

The Barclays Capital 10 Year Municipal Bond Index is a market-weighted index based on municipal bonds which have an approximate maturity of ten years.  (Georgia Municipal Bond Fund)

The  Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. (Balanced (secondary) and Conservative Allocation Funds)

The Barclays Capital U.S. Government Bond Index comprises U.S. government and government agency securities with maturities of one year or longer.  (Government Securities Fund)

The Barclays Capital U.S. Mortgage-Backed Securities Index is an index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).  (Government Securities (secondary) and Short Maturity Government (secondary) Funds)

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  (International Equity Fund)

The Russell 1000™ Index measures the performance of the large-cap segment of the U.S. equity universe. (Common Stock (secondary) and Sustainable Core Opportunities (secondary) Funds)

The Russell 1000™ Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  (Capital Growth and Growth Leaders Funds)

The Russell 2000™ Index measures the performance of 2000 small-cap companies within the U.S. equity universe.  (Small Company Fund)

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.   (Mid Cap Fund)

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  (Mid Cap (secondary) and Sustainable Growth Opportunities Funds)

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.  (Mid Cap Value Fund)

The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  (Balanced, Capital Growth (secondary), Common Stock, Conservative Allocation (secondary), Growth Leaders (secondary) and Sustainable Core Opportunities Funds)

The Standard & Poor’s MidCap 400 Index measures the performance of the mid-size company segment of the U.S. stock market.  The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. (Mid Cap Fund (secondary))

The Standard & Poor’s SmallCap 600 Index measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. (Small Company Fund (secondary))

Management of the Funds

Sentinel manages the Funds’ investments and their business operations under the overall supervision of the Funds’ Board of Directors.  Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadviser to make the investment decisions for a Fund.

Sentinel has retained Steinberg to manage the investments of the Mid Cap Value Fund and GLOBALT to manage the investments of the Georgia Municipal Bond Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company.  Its principal business address is One National Life Drive, Montpelier, Vermont 05604.  Steinberg’s principal business address is 12 East 49th Street, Suite 1202, New York, NY 10017-1028.  GLOBALT’s principal business address is Terminus 100 Building, 3280 Peachtree Road NW, Suite 500, Atlanta, GA  30305.

Each Fund pays Sentinel, as investment adviser, fees in return for providing investment advisory services.  For the fiscal year ended November 30, 2009, the Funds paid monthly advisory fees to Sentinel at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Balanced Fund	0.55%
Capital Growth Fund	0.70%
Common Stock Fund	0.67%
Conservative Allocation Fund	0.55%
Georgia Municipal Bond Fund	0.45%
Government Securities Fund	0.46%
Growth Leaders Fund	0.90%
International Equity Fund	0.70%
Mid Cap Fund	0.70%
Mid Cap Value Fund	0.75%
Short Maturity Government Fund	0.45%
Small Company Fund	0.62%
Sustainable Core Opportunities	0.70%
Sustainable Growth Opportunities	0.70%

A discussion regarding the basis for the Board of Directors’ most recent approval of the Funds’ investment advisory contracts is available in the Funds’ Annual Report for the fiscal year ended November 30, 2009.

Sentinel’s staff is organized as five teams.  The International Team is headed by Katherine Schapiro.  The Large-Cap Growth Team is headed by Elizabeth R. Bramwell.  The Large-Cap Blend Team is headed by Daniel J. Manion.  The Small/Mid Cap Team is headed by Charles C. Schwartz and Betsy Pecor.  The Fixed-Income Team is headed by Thomas H. Brownell.  The teams may include additional portfolio managers and a number of analysts.  The Funds’ Statement of Additional Information provides additional information about portfolio manager compensation, other accounts they manage, and their ownership of shares in the Funds they manage.

The following individuals manage the Funds:

Balanced Fund

David M. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund.  Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000.  Mr. Brownlee holds the Chartered Financial Analyst designation.  Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research.  He has managed the equity portion of the Fund since 2004.  Mr. Manion holds the Chartered Financial Analyst designation.

Capital Growth Fund

Ms. Bramwell manages the Capital Growth Fund.  Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1994.  Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc.  Ms. Bramwell holds the Chartered Financial Analyst designation.

Common Stock Fund

Mr. Manion manages the Common Stock Fund.  He has managed or co-managed the Fund since 1994.

Conservative Allocation Fund

Mr. Manion is the Fund’s lead portfolio manager and manages the domestic equity portion of the Fund’s portfolio.  He has managed the Fund since 2006.  Mr. Brownlee manages the investment-grade bond portion of the Fund’s portfolio, and has managed the Fund since 2006.  Jason Doiron manages the high-yield bond portion and Ms. Schapiro manages the international equity portion of the Fund’s portfolio.  Mr. Doiron has been associated with Sentinel since 2008, and has managed the Fund since 2009.  From 2005 to 2008, Mr. Doiron was Director—Quantitative Trading and Strategies Group for the Royal Bank of Canada’s Capital Markets Group and from 2003 to 2005 he was a Senior Quantitative Analyst—Fixed Income Derivatives for Citigroup Global Investments.  Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.  Ms. Schapiro has been associated with Sentinel since 2005, and has managed the Fund since 2006.  From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc.  From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Georgia Municipal Bond Fund

Megan L. Busby, Gregory E. Paulette and Gary E. Fullam co-manage the Fund.  Ms. Busby has been associated with GLOBALT or an affiliate since 1987 and is a Senior Vice President and Portfolio Manager.  She has managed or co-managed the Fund or its predecessor since 1998.  Ms. Busby is a Member of the Investment Policy Committee and holds the Chartered Financial Analyst designation.  Mr. Paulette has been associated with GLOBALT since 1993 and is the Chief Investment Strategist and Member of the Investment Policy & Executive Committees for GLOBALT.  He has co-managed the Fund since March 2007.  Mr. Paulette holds the Chartered Financial Analyst designation.  Mr. Fullam has been associated with GLOBALT since 1990 and is the Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT. He has co-managed the Fund since March 2007.  Mr. Fullam holds the Chartered Financial Analyst designation.

Government Securities Fund

Mr. Brownlee manages the Government Securities Fund.  He has managed the Fund since 1993.

Growth Leaders Fund

Ms. Bramwell manages the Growth Leaders Fund.  She has managed the Fund or its predecessor since its inception in 1999.

International Equity Fund

Ms. Schapiro manages the International Equity Fund.  She has managed the Fund since 2005.

Mid Cap Fund

Betsy Pecor is lead manager and Charles Schwartz and Matthew McGeary are co-managers of the Mid Cap Fund.  Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since December 2008.  She holds the Chartered Financial Analyst designation.  Mr. Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since December 2008.  He holds the Chartered Financial Analyst designation.   Mr. McGeary has been associated with Sentinel since 2005 and has co-managed the Fund since 2010.  Prior to joining Sentinel, he was a senior research analyst with Fort Washington Investment Advisors from 1999 through 2005.  He holds the Chartered Financial Analyst designation.

Mid Cap Value Fund

Michael A. Steinberg manages the Mid Cap Value Fund.  Mr. Steinberg is the Managing Member, a portfolio manager and analyst at Steinberg, which he formed in 1982.  He has managed or co-managed the Fund or its predecessor since its inception.

Short Maturity Government Fund

Mr. Brownlee manages the Short Maturity Government Fund.  He has managed the Fund since 1995.

Small Company Fund

Mr. Schwartz is the lead manager and Ms. Pecor is the co-manager the Small Company Fund.  Ms. Pecor has co-managed the Fund since 2005.  Mr. Schwartz has managed or co-managed the Fund since 2004.

Sustainable Core Opportunities Fund

Mr. Manion and Helena Ocampo co-manage the Sustainable Core Opportunities Fund.  Mr. Manion has managed the Fund since 2008.  Ms. Ocampo has been associated with Sentinel since 2005 and has managed the Fund since 2008.  Previously, she worked as an equity analyst with Citigroup Asset Management from 1999 through 2005.

Sustainable Growth Opportunities Fund

Ms. Bramwell manages the Sustainable Growth Opportunities Fund.  She has managed the Fund since December 2008.

Householding and Electronic Delivery of Documents

Each year you are automatically sent an updated prospectus, or summary prospectus for the Fund or Funds that you own, and annual and semi-annual reports for the Funds. You may also occasionally receive proxy statements.  In order to eliminate duplicate mailings and reduce expenses, only one copy of these documents is sent to shareholders who are part of the same family and share the same household address.  This process is known as “householding.”  If you do not want the mailings of your documents to be subject to householding, please contact the Funds at 1-800-282-FUND (3863).  You may elect to receive these documents, as well as your quarterly account statements, electronically in lieu of paper form by enrolling in e-delivery.  To enroll, visit www.sentinelinvestments.com, select “Investor Login” and follow the prompts.  Once enrolled, you will receive e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses.  You will then be able to access the electronic copies on the Funds’ website.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years, or for the other applicable period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions.  Per share data is calculated utilizing average daily shares outstanding.  Financial highlights for the Capital Growth and Growth Leaders Funds prior to March 17, 2006 are based on the historical financial highlights of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively.  Financial highlights for the Georgia Municipal Bond and the Mid Cap Value Funds prior to May 5, 2007 are based on the historical financial highlights of the predecessor Synovus Georgia Municipal Bond and Synovus Mid Cap Value Funds.  Financial highlights for the Sustainable Core Opportunities Fund and Sustainable Growth Opportunities Fund (formerly known as the Sustainable Emerging Companies Fund) prior to April 5, 2008 are based on the historical financial highlights of the predecessor Citizens Value Fund and Citizens Emerging Growth Fund, respectively.

Except as stated herein, the financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the related financial statements of the Funds, is included in the Funds’ Annual Report to Shareholders, which is available upon request.  For the Georgia Municipal Bond Fund and the Mid Cap Value Fund, periods prior to the 2006 fiscal year have been audited by another independent registered public accounting firm.

		Income From Investment Operations				Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Return of Capital	Total distributions	Net asset value, end of period	Total return (%)*
Balanced Class A
	11/30/05	$ 16.83	$ 0.32	$ 0.86	$ 1.18	$ 0.34	$ 0.82	$ -	$ 1.16	$ 16.85	7.36
	11/30/06	16.85	0.37	1.53	1.90	0.38	0.36	-	0.74	18.01	11.64
	11/30/07	18.01	0.38	1.12	1.50	0.38	0.43	-	0.81	18.70	8.60
	11/30/08	18.70	0.34	(4.60)	(4.26)	0.37	1.11	-	1.48	12.96	(24.65)
	11/30/09	12.96	0.27	2.55	2.82	0.30	-	-	0.30	15.48	22.16
Balanced Class B
	11/30/05	16.89	0.18	0.86	1.04	0.20	0.82	-	1.02	16.91	6.42
	11/30/06	16.91	0.23	1.53	1.76	0.23	0.36	-	0.59	18.08	10.72
	11/30/07	18.08	0.23	1.12	1.35	0.22	0.43	-	0.65	18.78	7.65
	11/30/08	18.78	0.18	(4.63)	(4.45)	0.20	1.11	-	1.31	13.02	(25.42)
	11/30/09	13.02	0.12	2.55	2.67	0.13	-	-	0.13	15.56	20.74
Balanced Class C
	11/30/05	16.84	0.16	0.87	1.03	0.19	0.82	-	1.01	16.86	6.35
	11/30/06	16.86	0.21	1.52	1.73	0.22	0.36	-	0.58	18.01	10.56
	11/30/07	18.01	0.20	1.13	1.33	0.21	0.43	-	0.64	18.70	7.56
	11/30/08	18.70	0.18	(4.61)	(4.43)	0.19	1.11	-	1.30	12.97	(25.41)
	11/30/09	12.97	0.14	2.55	2.69	0.16	-	-	0.16	15.50	21.00
Balanced Class D
	11/30/05	16.80	0.26	0.86	1.12	0.28	0.82	-	1.10	16.82	6.98
	11/30/06	16.82	0.33	1.53	1.86	0.32	0.36	-	0.68	18.00	11.41
	11/30/07	18.00	0.32	1.11	1.43	0.32	0.43	-	0.75	18.68	8.19
	11/30/08	18.68	0.19	(4.61)	(4.42)	0.19	1.11	-	1.30	12.96	(25.38)
	11/30/09	12.96	0.10	2.53	2.63	0.13	-	-	0.13	15.46	20.50
Balanced Class I
	11/30/07(A)	18.43	0.14	0.26	0.40	0.12	-	-	0.12	18.71	2.14++
	11/30/08	18.71	0.36	(4.61)	(4.25)	0.43	1.11	-	1.54	12.92	(24.64)
	11/30/09	12.92	0.21	2.54	2.75	0.29	-	-	0.29	15.38	21.69
Capital Growth Class A
	06/30/05	19.43	(0.13)	0.49	0.36	-	0.37	-	0.37	19.42	1.85
	06/30/06	19.42	(0.10)	1.98	1.88	-	2.50	-	2.50	18.80	9.94
	11/30/06(B)	18.80	(0.01)	1.03	1.02	-	-	-	-	19.82	5.43++
	11/30/07	19.82	0.03	2.83	2.86	-	1.36	-	1.36	21.32	15.40
	11/30/08	21.32	0.02	(7.62)	(7.60)	0.02	1.40	0.18	1.60	12.12	(38.47)
	11/30/09	12.12	0.05	3.73	3.78	0.02	-	-	0.02	15.88	31.26
Capital Growth Class C
	06/30/06(C)	19.45	(0.12)	(0.61)	(0.73)	-	-	-	-	18.72	(3.75)++
	11/30/06(B)	18.72	(0.13)	1.03	0.90	-	-	-	-	19.62	4.81++
	11/30/07	19.62	(0.29)	2.70	2.41	-	1.36	-	1.36	20.67	13.12
	11/30/08	20.67	(0.22)	(7.30)	(7.52)	-	1.40	0.18	1.58	11.57	(39.34)
	11/30/09	11.57	(0.12)	3.53	3.41	-	-	-	-	14.98	29.47
Capital Growth Class I
	11/30/07(A)	20.32	0.05	0.98	1.03	-	-	-	-	21.35	5.07++
	11/30/08	21.35	0.05	(7.61)	(7.56)	0.10	1.40	0.18	1.68	12.11	(38.37)
	11/30/09	12.11	0.02	3.71	3.73	0.06	-	-	0.06	15.78	30.97
See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data
Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
$ 239,882	1.12	1.14	1.14	1.93	1.93	187
249,398	1.10	1.11	1.11	2.18	2.18	209
248,429	1.10	1.11	1.11	2.12	2.12	138
174,612	1.13	1.14	1.14	2.11	2.11	90
202,968	1.20	1.20	1.20	1.99	1.99	80
27,012	2.02	2.03	2.03	1.03	1.03	187
23,445	1.99	2.00	2.00	1.28	1.28	209
16,847	1.99	2.00	2.00	1.22	1.22	138
7,215	2.11	2.11	2.11	1.11	1.11	90
4,678	2.36	2.36	2.36	0.90	0.90	80
6,449	2.09	2.10	2.10	0.97	0.97	187
7,299	2.06	2.07	2.07	1.22	1.22	209
7,757	2.10	2.11	2.11	1.13	1.13	138
5,633	2.15	2.15	2.15	1.10	1.10	90
9,963	2.15	2.15	2.15	1.00	1.00	80
21,692	1.41	1.42	1.42	1.65	1.65	187
22,897	1.37	1.38	1.38	1.92	1.92	209
11,293	1.42	1.43	1.43	1.77	1.77	138
7,200	2.08	2.08	2.08	1.16	1.16	90
4,327	2.55	2.55	2.55	0.71	0.71	80
3,618	0.69+	0.69+	0.69+	2.82+	2.82+	138++
2,629	1.02	1.02	1.02	2.22	2.22	90
3,225	1.62	1.62	1.62	1.56	1.56	80
174,818	1.69	1.69	1.69	(0.61)	(0.61)	63
131,400	1.66	1.66	1.66	(0.53)	(0.53)	39
124,054	1.26+	1.27+	1.27+	(0.12)+	(0.12)+	8++
183,262	1.27	1.28	1.28	0.14	0.14	24
97,020	1.33	1.34	1.34	0.12	0.12	19
117,019	1.45	1.45	1.45	0.37	0.37	26
172	3.11+	3.12+	3.12+	(1.99)+	(1.99)+	39++
247	2.81+	2.82+	2.82+	(1.65)+	(1.65)+	8++
3,150	2.83	2.84	2.84	(1.42)	(1.42)	24
2,265	2.80	2.80	2.80	(1.34)	(1.34)	19
2,948	2.79	2.79	2.79	(0.98)	(0.98)	26
4,579	0.84+	0.85+	0.85+	0.88+	0.88+	24++
2,699	1.19	1.20	1.20	0.26	0.26	19
3,435	1.65	1.65	1.65	0.16	0.16	26

Financial Highlights

		Income From Investment Operations				Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment Income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Total distributions	Net asset value, end of period	Total return (%)*
Common Stock Class A
	11/30/05	$ 31.24	$ 0.25	$ 2.79	$ 3.04	$ 0.28	$ 2.80	$ 3.08	$ 31.20	10.51
	11/30/06	31.20	0.28	4.23	4.51	0.30	1.40	1.70	34.01	15.18
	11/30/07	34.01	0.30	3.18	3.48	0.27	1.42	1.69	35.80	10.62
	11/30/08	35.80	0.28	(12.34)	(12.06)	0.30	1.84	2.14	21.60	(35.74)
	11/30/09	21.60	0.24	5.61	5.85	0.24	-	0.24	27.21	27.36
Common Stock Class B
	11/30/05	30.76	(0.01)	2.74	2.73	0.05	2.80	2.85	30.64	9.49
	11/30/06	30.64	(0.02)	4.15	4.13	0.02	1.40	1.42	33.35	14.08
	11/30/07	33.35	(0.04)	3.11	3.07	-	1.42	1.42	35.00	9.54
	11/30/08	35.00	(0.05)	(12.05)	(12.10)	-	1.84	1.84	21.06	(36.45)
	11/30/09	21.06	(0.08)	5.46	5.38	0.01	-	0.01	26.43	25.57
Common Stock Class C
	11/30/05	30.68	(0.07)	2.76	2.69	0.04	2.80	2.84	30.53	9.41
	11/30/06	30.53	(0.05)	4.14	4.09	0.02	1.40	1.42	33.20	14.00
	11/30/07	33.20	(0.03)	3.09	3.06	-	1.42	1.42	34.84	9.56
	11/30/08	34.84	0.02	(12.01)	(11.99)	0.02	1.84	1.86	20.99	(36.30)
	11/30/09	20.99	-	5.47	5.47	0.05	-	0.05	26.41	26.12
Common Stock Class I
11/30/07(D)		35.31	0.27	0.44	0.71	0.20	-	0.20	35.82	2.02++
	11/30/08	35.82	0.42	(12.35)	(11.93)	0.43	1.84	2.27	21.62	(35.45)
	11/30/09	21.62	0.33	5.62	5.95	0.34	-	0.34	27.23	27.91
Conservative Allocation ^Class A
	11/30/05	11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
	11/30/06	11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
	11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77
	11/30/08	11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52	(16.14)
	11/30/09	9.52	0.32	1.49	1.81	0.34	-	0.34	10.99	19.51
Conservative Allocation ^Class B
	11/30/05	11.80	0.31	(0.15)	0.16	0.34	0.23	0.57	11.39	1.42
	11/30/06	11.39	0.34	0.58	0.92	0.37	0.21	0.58	11.73	8.37
	11/30/07	11.73	0.29	0.40	0.69	0.40	0.19	0.59	11.83	5.99
	11/30/08	11.83	0.27	(2.22)	(1.95)	0.28	0.12	0.40	9.48	(16.99)
	11/30/09	9.48	0.24	1.48	1.72	0.25	-	0.25	10.95	18.50
Conservative Allocation ^Class C
	11/30/05	11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
	11/30/06	11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
	11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82
	11/30/08	11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49	(16.92)
	11/30/09	9.49	0.22	1.51	1.73	0.26	-	0.26	10.96	18.55
Georgia Municipal Bond Class I
	10/31/05	10.16	0.31	(0.31)	-	0.31	0.01	0.32	9.84	0.00
	10/31/06	9.84	0.30	0.05	0.35	0.30	0.04	0.34	9.85	3.66
	10/31/07	9.85	0.30	(0.06)	0.24	0.30	0.05	0.35	9.74	2.46
11/30/07(E)		9.74	0.03	0.08	0.11	0.03	-	0.03	9.82	1.11++
	11/30/08	9.82	0.31	(0.14)	0.17	0.30	0.05	0.35	9.64	1.76
	11/30/09	9.64	0.30	0.64	0.94	0.30	0.02	0.32	10.26	9.90
See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data
Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
$ 1,071,523	1.04	1.05	1.05	0.83	0.83	26
1,114,097	1.10	1.10	1.13	0.88	0.86	13
1,110,318	1.10	1.10	1.11	0.88	0.87	16
669,694	1.16	1.16	1.16	0.93	0.93	17
820,777	1.24	1.24	1.24	1.03	1.03	19
53,970	1.98	1.99	1.99	(0.11)	(0.11)	26
47,559	2.05	2.06	2.08	(0.08)	(0.11)	13
34,582	2.08	2.09	2.10	(0.11)	(0.12)	16
12,409	2.20	2.20	2.20	(0.15)	(0.15)	17
8,528	2.68	2.68	2.68	(0.37)	(0.37)	19
9,585	2.09	2.09	2.09	(0.20)	(0.20)	26
14,869	2.12	2.13	2.16	(0.12)	(0.15)	13
22,498	2.06	2.07	2.07	(0.08)	(0.08)	16
15,113	2.03	2.03	2.03	0.06	0.06	17
20,592	2.25	2.25	2.25	0.02	0.02	19
203,315	0.71+	0.71+	0.72+	1.33+	1.32+	16++
159,157	0.72	0.72	0.72	1.39	1.39	17
230,822	0.82	0.82	0.82	1.44	1.44	19
55,829	1.15	1.16	1.16	3.60	3.60	174
38,175	1.25	1.26	1.26	3.73	3.73	204
38,193	1.26	1.28	1.28	3.21	3.21	254
65,919	1.15	1.16	1.16	3.45	3.45	306
76,374	1.16	1.16	1.16	3.15	3.15	149
14,037	1.98	1.98	1.98	2.78	2.78	174
12,007	2.12	2.13	2.13	2.87	2.87	204
10,403	2.04	2.07	2.07	2.43	2.43	254
12,275	2.07	2.08	2.08	2.49	2.49	306
6,201	2.06	2.06	2.06	2.45	2.45	149
9,875	1.84	1.85	1.85	2.91	2.91	174
6,540	2.23	2.24	2.24	2.74	2.74	204
7,479	2.23	2.25	2.25	2.24	2.24	254
10,836	1.98	2.00	2.00	2.58	2.58	306
16,764	2.02	2.02	2.02	2.22	2.22	149
54,231	0.81	0.81	0.81	3.06	3.06	15
42,514	0.88	0.88	0.88	3.05	3.05	16
32,900	0.81	0.81	0.81	3.07	3.07	19
32,558	0.61+	0.62+	0.62+	3.33+	3.33+	0++
29,298	0.68	0.69	0.69	3.16	3.16	11
28,020	0.69	0.69	0.69	2.96	2.96	21

Financial Highlights
			Income From Investment Operations			Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Total distributions	Net asset value, end of period	Total return (%)*
Government Securities Class A
	11/30/05	$ 10.42	$ 0.43	$ (0.21)	$ 0.22	$ 0.45	$ -	$ 0.45	$ 10.19	2.08
	11/30/06	10.19	0.47	0.06	0.53	0.48	-	0.48	10.24	5.41
	11/30/07	10.24	0.48	0.15	0.63	0.48	-	0.48	10.39	6.36
	11/30/08	10.39	0.46	0.19	0.65	0.47	-	0.47	10.57	6.36
	11/30/09	10.57	0.40	0.62	1.02	0.44	-	0.44	11.15	9.83
Government Securities Class C
	11/30/06(F)	9.96	0.17	0.29	0.46	0.18	-	0.18	10.24	4.62++
	11/30/07	10.24	0.33	0.13	0.46	0.32	-	0.32	10.38	4.56
	11/30/08	10.38	0.37	0.19	0.56	0.37	-	0.37	10.57	5.47
	11/30/09	10.57	0.30	0.63	0.93	0.35	-	0.35	11.15	8.91
Government Securities Class I
	11/30/07(D)	10.26	0.29	0.13	0.42	0.29	-	0.29	10.39	4.18++
	11/30/08	10.39	0.50	0.18	0.68	0.50	-	0.50	10.57	6.73
	11/30/09	10.57	0.44	0.61	1.05	0.47	-	0.47	11.15	10.18
Growth Leaders Class A
	06/30/05	9.47	(0.08)	(0.08)	(0.16)	-	-	-	9.31	(1.69)
	06/30/06	9.31	(0.06)	1.34	1.28	-	-	-	10.59	13.75
	11/30/06(B)	10.59	0.01	0.56	0.57	-	-	-	11.16	5.38++
	11/30/07	11.16	(0.01)	2.15	2.14	0.01	-	0.01	13.29	19.14
	11/30/08	13.29	(0.04)	(4.44)	(4.48)	-	0.39	0.39	8.42	(34.7)
	11/30/09	8.42	0.01	2.29	2.30	-	-	-	10.72	27.32
Growth Leaders Class C
	06/30/06(C)	10.95	(0.04)	(0.34)	(0.38)	-	-	-	10.57	(3.47)++
	11/30/06(B)	10.57	(0.04)	0.55	0.51	-	-	-	11.08	4.82++
	11/30/07	11.08	(0.31)	2.09	1.78	-	-	-	12.86	16.06
	11/30/08	12.86	(0.20)	(4.25)	(4.45)	-	0.39	0.39	8.02	(35.68)
	11/30/09	8.02	(0.10)	2.17	2.07	-	-	-	10.09	25.81
Growth Leaders Class I
	11/30/07(A)	12.45	0.02	0.84	0.86	-	-	-	13.31	6.91++
	11/30/08	13.31	(0.10)	(4.63)	(4.73)	-	0.39	0.39	8.19	(36.60)
	11/30/09	8.19	0.02	2.23	2.25	-	-	-	10.44	27.47
See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data
Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate(%)
$ 204,868	1.00	1.02	1.02	4.09	4.09	505
214,374	0.98	0.99	0.99	4.68	4.68	678
249,248	0.98	0.99	0.99	4.70	4.70	464
394,255	0.95	0.96	0.96	4.43	4.43	458
606,365	0.91	0.91	0.91	3.67	3.67	283
567	2.64+	2.64+	2.64+	3.15+	3.15+	678++
5,035	2.35	2.36	2.36	3.30	3.30	464
15,695	1.84	1.85	1.85	3.54	3.54	458
68,428	1.71	1.71	1.71	2.75	2.75	283
111,921	0.63+	0.64+	0.64+	4.92+	4.92+	464++
103,801	0.60	0.60	0.60	4.78	4.78	458
96,802	0.63	0.63	0.63	4.02	4.02	283
7,936	1.75	1.75	3.00	(0.77)	(2.02)	200
8,043	1.75	1.76	3.09	(0.60)	(1.94)	157
11,257	1.45+	1.51+	1.67+	0.14+	(0.02)+	30++
17,783	1.45	1.48	1.73	(0.19)	(0.44)	75
17,966	1.45	1.47	1.64	(0.31)	(0.48)	34
30,438	1.59	1.59	1.67	0.14	0.06	42
385	2.79+	2.81+	3.62+	(1.16)+	(1.97)+	157++
439	2.43+	2.49+	2.64+	(0.87)+	(1.03)+	30++
1,580	3.89	3.92	4.17	(2.58)	(2.84)	75
1,729	2.92	2.94	3.10	(1.78)	(1.95)	34
2,533	2.83	2.83	2.92	(1.10)	(1.19)	42
265	1.05+	1.07+	1.32+	0.55+	0.30+	75++
4,026	2.16	2.17	2.34	(1.04)	(1.20)	34
3,191	1.54	1.54	1.58	0.21	0.18	42

			Income From Investment Operations			Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Total distributions	Net asset value, end of period	Total return (%)*
International Equity Class A
	11/30/05	$ 17.05	$ 0.21	$ 1.56	$ 1.77	$ 0.17	$ -	$ 0.17	$ 18.65	10.43
	11/30/06	18.65	0.17	4.42	4.59	0.24	1.00	1.24	22.00	26.04
	11/30/07	22.00	0.20	3.58	3.78	0.18	1.89	2.07	23.71	18.72
	11/30/08	23.71	0.23	(10.65)	(10.42)	0.20	1.98	2.18	11.11	(48.11)
	11/30/09	11.11	0.13	4.34	4.47	0.22	-	0.22	15.36	40.97
International Equity Class C
	11/30/05	16.72	0.01	1.52	1.53	-	-	-	18.25	9.15
	11/30/06	18.25	(0.11)	4.39	4.28	-	1.00	1.00	21.53	24.55
	11/30/07	21.53	(0.02)	3.49	3.47	-	1.89	1.89	23.11	17.47
	11/30/08	23.11	0.03	(10.35)	(10.32)	0.01	1.98	1.99	10.80	(48.58)
	11/30/09	10.80	(0.05)	4.24	4.19	0.01	-	0.01	14.98	38.87
International Equity Class I
	11/30/07(A)	21.69	0.05	2.00	2.05	-	-	-	23.74	9.45++
	11/30/08	23.74	0.29	(10.63)	(10.34)	0.32	1.98	2.30	11.10	(47.92)
	11/30/09	11.10	0.17	4.31	4.48	0.28	-	0.28	15.30	41.33
Mid Cap ^^Class A
	11/30/05	14.97	(0.09)	0.93	0.84	-	-	-	15.81	5.61
	11/30/06	15.81	(0.10)	1.24	1.14	-	-	-	16.95	7.21
	11/30/07	16.95	(0.12)	2.83	2.71	-	-	-	19.66	15.99
	11/30/08	19.66	(0.15)	(8.85)	(9.00)	-	-	-	10.66	(45.78)
	11/30/09	10.66	(0.08)	2.88	2.80	-	-	-	13.46	26.27
Mid Cap ^^Class C
	11/30/05	14.08	(0.26)	0.86	0.60	-	-	-	14.68	4.26
	11/30/06	14.68	(0.26)	1.15	0.89	-	-	-	15.57	6.06
	11/30/07	15.57	(0.33)	2.58	2.25	-	-	-	17.82	14.45
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	-	-	-	9.56	(46.35)
	11/30/09	9.56	(0.25)	2.55	2.30	-	-	-	11.86	24.06
Mid Cap ^^Class I
	11/30/07(A)	18.58	(0.02)	1.13	1.11	-	-	-	19.69	5.97++
	11/30/08	19.69	(0.07)	(8.90)	(8.97)	-	-	-	10.72	(45.56)
	11/30/09	10.72	(0.04)	2.89	2.85	-	-	-	13.57	26.59
See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data
Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
$ 113,349	1.30	1.32	1.32	1.29	1.29	23
149,605	1.35	1.39	1.39	0.86	0.86	63
159,017	1.36	1.37	1.37	1.00	1.00	31
114,641	1.45	1.45	1.45	1.31	1.31	43
148,091	1.60	1.60	1.60	1.05	1.05	17
2,867	2.47	2.49	2.49	0.18	0.18	23
5,223	2.51	2.56	2.56	(0.26)	(0.26)	63
8,173	2.41	2.43	2.43	(0.07)	(0.07)	31
3,363	2.42	2.43	2.43	0.15	0.15	43
3,622	3.10	3.10	3.10	(0.41)	(0.41)	17
10,124	0.85+	0.85+	0.85+	0.86+	0.86+	31++
5,596	1.03	1.04	1.04	1.61	1.61	43
7,646	1.34	1.34	1.34	1.34	1.34	17
166,181	1.24	1.25	1.25	(0.60)	(0.60)	160
149,787	1.32	1.33	1.33	(0.61)	(0.61)	83
140,380	1.34	1.36	1.36	(0.63)	(0.63)	85
70,098	1.44	1.45	1.45	(0.86)	(0.86)	82
74,507	1.67	1.67	1.67	(0.67)	(0.67)	63
4,869	2.48	2.50	2.50	(1.84)	(1.84)	160
3,997	2.48	2.49	2.49	(1.76)	(1.76)	83
4,997	2.64	2.65	2.65	(1.95)	(1.95)	85
2,203	2.57	2.57	2.57	(1.99)	(1.99)	82
2,383	3.36	3.36	3.36	(2.35)	(2.35)	63
9,406	0.85+	0.85+	0.85+	(0.38)+	(0.38)+	85++
4,551	0.98	0.99	0.99	(0.40)	(0.40)	82
5,611	1.36	1.36	1.36	(0.36)	(0.36)	63

			Income From Investment Operations			Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Return of capital	Total distributions	Net asset value, end of period	Total return (%)*
Mid Cap Value Class A
	10/31/05	$ 13.96	$ (0.11)	$ 2.79	$ 2.68	$ 0.06	$ 0.63	$ -	$ 0.69	$ 15.95	$ 19.78@
	10/31/06	15.95	(0.01)	2.01	2.00	-	2.18	-	2.18	15.77	13.87
	10/31/07	15.77	0.07	3.84	3.91	-	0.95	-	0.95	18.73	25.87
11/30/07(E)		18.73	-	(1.37)	(1.37)	-	-	-	-	17.36	(7.31)++
	11/30/08	17.36	0.02	(6.78)	(6.76)	0.12	1.83	-	1.95	8.65	(43.72)
	11/30/09	8.65	(0.03)	2.96	2.93	0.02	-	0.02	0.04	11.54	34.00
Mid Cap Value Class C
	10/31/05	13.76	(0.20)	2.73	2.53	-	0.63	-	0.63	15.66	18.86@
	10/31/06	15.66	(0.12)	1.97	1.85	-	2.18	-	2.18	15.33	13.09
	10/31/07	15.33	(0.05)	3.71	3.66	-	0.95	-	0.95	18.04	24.93
11/30/07(E)		18.04	-	(1.33)	(1.33)	-	-	-	-	16.71	(7.37)++
	11/30/08	16.71	(0.08)	(6.49)	(6.57)	0.05	1.83	-	1.88	8.26	(44.16)
	11/30/09	8.26	(0.08)	2.82	2.74	-	-	-	-	11.00	33.17
Mid Cap Value Class I
	10/31/05	14.02	(0.04)	2.77	2.73	0.10	0.63	-	0.73	16.02	20.02@
	10/31/06	16.02	0.03	2.02	2.05	-	2.18	-	2.18	15.89	14.18
	10/31/07	15.89	0.16	3.85	4.01	-	0.95	-	0.95	18.95	26.36
11/30/07(E)		18.95	0.02	(1.39)	(1.37)	-	-	-	-	17.58	(7.23)++
	11/30/08	17.58	0.09	(6.88)	(6.79)	0.16	1.83	-	1.99	8.80	(43.43)
	11/30/09	8.80	0.05	3.00	3.05	0.04	-	0.04	0.08	11.77	34.97
Short Maturity Government Class A
	11/30/05	9.37	0.31	(0.21)	0.10	0.40	-	-	0.40	9.07	1.09
	11/30/06	9.07	0.37	(0.01)	0.36	0.42	-	-	0.42	9.01	4.11
	11/30/07	9.01	0.37	0.08	0.45	0.42	-	-	0.42	9.04	5.16
	11/30/08	9.04	0.37	0.02	0.39	0.40	-	-	0.40	9.03	4.43
	11/30/09	9.03	0.26	0.37	0.63	0.32	-	-	0.32	9.34	7.05
Short Maturity Government Class S
11/30/05(G)		9.28	0.21	(0.15)	0.06	0.27	-	-	0.27	9.07	0.58++
	11/30/06	9.07	0.33	(0.01)	0.32	0.38	-	-	0.38	9.01	3.64
	11/30/07	9.01	0.33	0.08	0.41	0.38	-	-	0.38	9.04	4.60
	11/30/08	9.04	0.33	0.02	0.35	0.36	-	-	0.36	9.03	3.95
	11/30/09	9.03	0.21	0.38	0.59	0.28	-	-	0.28	9.34	6.61
See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
$ 4,538	1.34	1.34	1.35	(0.74)	(0.75)	53
4,169	1.35	1.35	1.38	(0.05)	(0.08)	35
23,604	1.55	1.55	1.59	0.38	0.42	33
24,778	1.80+	1.81+	1.81+	0.09+	0.09+	3++
70,040	1.50	1.50	1.50	0.18	0.18	44
82,871	1.68	1.68	1.68	(0.29)	(0.29)	50
9,040	2.09	2.09	2.10	(1.33)	(1.34)	53
9,425	2.10	2.10	2.13	(0.79)	(0.82)	35
13,321	2.16	2.17	2.20	(0.30)	(0.27)	33
14,248	2.03+	2.04+	2.04+	(0.11)+	(0.11)+	3++
14,800	2.22	2.23	2.23	(0.58)	(0.58)	44
17,241	2.32	2.32	2.32	(0.92)	(0.92)	50
86,367	1.09	1.09	1.10	(0.30)	(0.31)	53
83,935	1.10	1.10	1.13	0.19	0.16	35
104,641	1.00	1.00	1.03	0.92	0.95	33
92,938	0.89+	0.90+	0.90+	0.97+	0.97+	3++
73,377	0.93	0.94	0.94	0.67	0.67	44
83,517	0.92	0.92	0.92	0.48	0.48	50
259,386	1.05	1.06	1.09	3.39	3.36	113
185,410	1.06	1.08	1.08	4.02	4.02	90
147,329	1.07	1.09	1.09	4.17	4.17	21
178,815	1.03	1.04	1.04	4.03	4.03	58
778,020	0.93	0.93	0.93	2.85	2.85	52
18,323	1.44+	1.45+	1.45+	3.21+	3.21+	113++
9,025	1.48	1.48	1.48	3.60	3.60	90
6,873	1.58	1.59	1.59	3.66	3.66	21
37,624	1.44	1.45	1.45	3.59	3.59	58
1,077,049	1.34	1.34	1.34	2.26	2.26	52

Financial Highlights

			Income From Investment Operations			Less Distributions
Fund/Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Return of capital	Total distributions	Net asset value, end of period	Total return (%)
Small Company Class A
	11/30/05	$ 7.82	$ (0.03)	$ 0.74	$ 0.71	-	$ 0.49	$ -	$ 0.49	$ 8.04	9.67
	11/30/06	8.04	(0.02)	1.20	1.18	-	0.71	-	0.71	8.51	16.05
	11/30/07	8.51	-	0.66	0.66	-	0.97	-	0.97	8.20	8.74
	11/30/08	8.20	(0.03)	(2.60)	(2.63)	-	0.81	0.01	0.82	4.75	(35.47)
	11/30/09	4.75	(0.02)	1.22	1.20	-	-	-	-	5.95	25.26
Small Company Class B
	11/30/05	6.96	(0.08)	0.65	0.57	-	0.49	-	0.49	7.04	8.79
	11/30/06	7.04	(0.08)	1.03	0.95	-	0.71	-	0.71	7.28	14.97
	11/30/07	7.28	(0.06)	0.56	0.50	-	0.97	-	0.97	6.81	7.90
	11/30/08	6.81	(0.07)	(2.11)	(2.18)	-	0.81	0.01	0.82	3.81	(36.18)
	11/30/09	3.81	(0.05)	0.97	0.92	-	-	-	-	4.73	24.15
Small Company Class C
	11/30/05	7.57	(0.09)	0.71	0.62	-	0.49	-	0.49	7.70	8.75
	11/30/06	7.70	(0.08)	1.14	1.06	-	0.71	-	0.71	8.05	15.11
	11/30/07	8.05	(0.06)	0.62	0.56	-	0.97	-	0.97	7.64	7.88
	11/30/08	7.64	(0.08)	(2.39)	(2.47)	-	0.81	0.01	0.82	4.35	(36.04)
	11/30/09	4.35	(0.05)	1.11	1.06	-	-	-	-	5.41	24.37
Small Company Class I
	11/30/07(D)	8.06	-	0.15	0.15	-	-	-	-	8.21	1.86++
	11/30/08	8.21	-	(2.61)	(2.61)	-	0.81	0.01	0.82	4.78	(35.16)
	11/30/09	4.78	0.01	1.23	1.24	-	-	-	-	6.02	25.94
Sustainable Core Opportunities Class A
	06/30/05(I)	10.51	(0.01)	1.10	1.09	-	-	-	-	11.60	10.37
	06/30/06(I)	11.60	0.02	1.12	1.14	-	-	-	-	12.74	9.83
	06/30/07(I)	12.74	0.04	2.58	2.62	0.05	-	-	0.05	15.31	20.63
	06/30/08	15.31	0.03	(2.45)	(2.42)	0.04	-	-	0.04	12.85	(15.84)
	11/30/08(J)	12.85	0.02	(4.27)	(4.25)	-	-	-	-	8.60	(33.07)++
	11/30/09	8.60	0.04	2.29	2.33	0.04	-	-	0.04	10.89	27.27

See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
$ 1,092,186	1.12	1.13	1.13	(0.31)	(0.31)	64
1,226,831	1.13	1.13	1.13	(0.29)	(0.29)	53
1,223,641	1.13	1.13	1.13	(0.01)	(0.01)	47
721,874	1.22	1.22	1.22	(0.48)	(0.48)	45
1,047,330	1.28	1.28	1.28	(0.31)	(0.31)	30
147,266	2.01	2.01	2.01	(1.19)	(1.19)	64
143,830	1.99	2.00	2.00	(1.16)	(1.16)	53
117,562	2.00	2.01	2.01	(0.87)	(0.87)	47
45,896	2.09	2.09	2.09	(1.37)	(1.37)	45
29,560	2.34	2.34	2.34	(1.33)	(1.33)	30
157,861	1.94	1.94	1.94	(1.12)	(1.12)	64
166,878	1.94	1.94	1.94	(1.10)	(1.10)	53
186,560	1.97	1.98	1.98	(0.87)	(0.87)	47
113,843	1.99	1.99	1.99	(1.25)	(1.25)	45
153,790	2.12	2.12	2.12	(1.14)	(1.14)	30
53,029	0.75+	0.76+	0.76+	(0.07)+	(0.07)+	47++
154,663	0.82	0.83	0.83	(0.02)	(0.02)	45
624,302	0.76	0.76	0.76	0.19	0.19	30
27,791	1.70	1.70	1.70	(0.11)	(0.11)	173
33,081	1.29	1.29	1.62	0.15	(0.18)	58
56,385	1.29	1.29	1.61	0.37	0.05	40
251,146	1.21	1.21	1.37	0.18	0.02	82
157,704	1.27+	1.28+	1.35+	0.48+	0.41+	6++
180,582	1.47	1.47	1.50	0.39	0.36	12

			Income From Investment Operations			Less Distributions
Fund/Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on Securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Total distributions	Net asset value, end of period	Total return (%)
Sustainable Core Opportunities Class I
06/30/06(I)(K)		$ 12.81	$ 0.02	$ (0.11)	$ (0.09)	$ -	$ -	$ -	$ 12.72	(0.70)++
	06/30/07(I)	12.72	0.10	2.59	2.69	0.07	-	0.07	15.34	21.16
	06/30/08	15.34	0.08	(2.44)	(2.36)	0.13	-	0.13	12.85	(15.50)
	11/30/08(J)	12.85	0.04	(4.27)	(4.23)	-	-	-	8.63	(32.84)++
	11/30/09	8.63	0.09	2.30	2.39	0.07	-	0.07	10.95	27.99
Sustainable Growth Opportunities^^^ Class A
	06/30/05	13.01	(0.18)	1.27	1.09	-	-	-	14.10	8.38
	06/30/06	14.10	(0.20)	2.50	2.30	-	-	-	16.40	16.31
	06/30/07	16.40	(0.12)	2.30	2.18	-	-	-	18.58	13.29
	06/30/08	18.58	(0.23)	(1.67)	(1.90)	-	-	-	16.68	(10.23)
	11/30/08(J)	16.68	(0.06)	(7.26)	(7.32)	-			9.36	(43.88)++
	11/30/09	9.36	(0.09)	2.71	2.62	-	0.60	0.60	11.38	29.99
Sustainable Growth Opportunities^^^ Class I
	06/30/05	13.41	(0.10)	1.31	1.21	-	-	-	14.62	9.02
	06/30/06	14.62	(0.12)	2.61	2.49	-	-	-	17.11	17.03
	06/30/07	17.11	(0.05)	2.42	2.37	-	-	-	19.48	13.85
	06/30/08	19.48	(0.14)	(1.77)	(1.91)	-	-	-	17.57	(9.80)
	11/30/08(J)	17.57	(0.08)	(7.65)	(7.73)	-	-	-	9.84	(44.00)++
	11/30/09	9.84	(0.23)	2.81	2.58	-	0.60	0.60	11.82	28.00

*      Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period.  Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.  Total returns would have been lower in applicable years where the Adviser had not waived a portion of its fee.

**    The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

***  Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the latest Annual Report.

        Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

+      Annualized

++    Not Annualized

^      Name change.  Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

^^     Name change.  Formerly the Sentinel Mid Cap Growth Fund prior to March 29, 2010.

^^^   Name change.  Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

@     Total Returns would have been 19.48%,18.56% and 19.72%  for the Class A, Class C and Class I Shares, respectively, without a required loss reimbursement payment by Steinberg Asset Management, LLC.

(A)   Commenced operations August 27, 2007.

(B) The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30,2006 Annual Report.  Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund, and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.

(C) Commenced operations March 17, 2006.

(D)  Commenced operations May 4, 2007.

(E) The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report.  Information for the Georgia Municipal Bond Fund prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

(F) Commenced operations June 1, 2006.

(G) Commenced operations March 3, 2005.  First public offering March 4, 2005.

Ratios/Supplemental Data

Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before custodian fee credits (%)**	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***	Ratio of net investment income (loss) to average net assets (%)	Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***	Portfolio turnover rate (%)
$ 5,436	0.90+	0.90+	1.26+	0.64+	0.28+	58++
7,785	0.90	0.90	1.14	0.78	0.54	40
60,428	0.80	0.80	0.93	0.57	0.44	82
11,347	0.76+	0.76+	0.85+	0.93+	0.84+	6++
11,189	0.86	0.86	0.96	1.00	0.90	12
157,963	1.96	1.96	1.96	(1.39)	(1.39)	110
170,704	1.90	1.90	1.90	(1.30)	(1.30)	60
177,514	1.88	1.88	1.88	(0.72)	(0.72)	48
164,005	1.75	1.75	1.77	(1.30)	(1.32)	113
87,026	1.45+	1.45+	1.45+	(1.01)+	(1.01)+	39++
100,590	1.61	1.61	1.61	(0.94)	(0.94)	29
2,633	1.33	1.33	1.33	(0.76)	(0.76)	110
899	1.35	1.35	1.35	(0.77)	(0.77)	60
515	1.38	1.38	1.38	(0.29)	(0.29)	48
2,012	1.20	1.20	1.20	(0.78)	(0.78)	113
975	1.74+	1.75+	1.75+	(1.31)+	(1.31)+	39++
1,119	2.85	2.85	2.85	(2.18)	(2.18)	29

        (I) Per share net investment income loss and net realized and unrealized gains/ (losses) calculated without the use of average shares.

        (J) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report.  Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Emerging Companies Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

        (K) Commenced operations March 31, 2006.

Shareholder Reports

Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual reports to shareholders.  In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have.  To receive separate shareholder reports for each account at no cost, call 1 800-282-FUND (3863).

Statement of Additional Information

The Funds’ Statement of Additional Information contains additional information about the Funds, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus).  You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863).

Please contact your registered representative or the Funds at 1-800-282-FUND (3863) if you have any questions or would like additional information about the Funds.

The Funds’ Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at the Funds’ website at www.sentinelinvestments.com or by calling the Funds at 1-800-282-FUND (3863).  Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC in Washington, D.C..

You should rely only on the information contained in this Prospectus.  No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:
Sentinel Funds One National Life Drive Montpelier, VT 05604	Sentinel Funds c/o Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05604-1499
Investment Adviser Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Counsel Sidley Austin LLP 787 Seventh Avenue New York, NY 10019
Principal Underwriter Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604 Transfer and Dividend Disbursing	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
Agent and Administrator Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604 800-282-FUND (3863)	Custodian State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105
Investment Company Act File No. 811- 00214

43586  SF0100(0310)

  STATEMENT OF ADDITIONAL INFORMATION

March 30, 2010

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
(800) 282-FUND (3863)

Fund	Ticker Symbols
	Class A	Class B	Class C	Class D	Class S	Class I
Sentinel Balanced Fund	SEBLX	SEBBX	SBACX	SBLDX		SIBLX
Sentinel Capital Growth Fund	BRGRX		SECGX			SICGX
Sentinel Common Stock Fund	SENCX	SNCBX	SCSCX			SICWX
Sentinel Conservative Allocation Fund	SECMX	SMKBX	SMKCX
Sentinel Georgia Municipal Bond Fund						SYGIX
Sentinel Government Securities Fund	SEGSX		SCGGX			SIBWX
Sentinel Growth Leaders Fund	BRFOX		SGLFX			SIGLX
Sentinel International Equity Fund	SWRLX		SWFCX			SIIEX
Sentinel Mid Cap Fund	SNTNX		SMGCX			SIMGX
Sentinel Mid Cap Value Fund	SYVAX		SYVCX			SYVIX
Sentinel Short Maturity Government Fund	SSIGX				SSSGX
Sentinel Small Company Fund	SAGWX	SESBX	SSCOX			SIGWX
Sentinel Sustainable Core Opportunities Fund	MYPVX					CVALX
Sentinel Sustainable Growth Opportunities Fund	WAEGX					CEGIX

Sentinel Group Funds, Inc. (the “Company”) is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds.  This Statement of Additional Information pertains to the funds of the Company listed above (referred to hereinafter collectively as the “Funds”, and individually as a “Fund”).  Each of the Funds is diversified, except for the Georgia Municipal Bond, Growth Leaders and Mid Cap Value Funds.  Each Fund has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. (the “Adviser”) acts as the investment adviser to the Funds. GLOBALT, Inc. (“GLOBALT”) is the investment sub-adviser to the Georgia Municipal Bond Fund.  Steinberg Asset Management LLC (“Steinberg”) is the investment sub-adviser to the Mid Cap Value Fund.  Shares of the Funds are distributed by Sentinel Financial Services Company (“SFSC”). Both the Adviser and SFSC are indirectly wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus dated March 30, 2010 (the “Prospectus”). The Prospectus, which has been filed with the Securities and Exchange Commission (the “SEC”), can be obtained upon request and without charge by writing to the Funds at the above address, by calling 1-800-282-FUND (3863) or by visiting www.sentinelinvestments.com. The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2009 (“Annual Report”) have been incorporated by reference into this Statement of Additional Information.  The Annual Report can be obtained in the same way as the Prospectus.  This Statement of Additional Information has been incorporated by reference into the Funds’ Prospectus.

                                                                                                1

TABLE OF CONTENTS

THE FUNDS

FUNDAMENTAL INVESTMENT POLICIES

NON-FUNDAMENTAL INVESTMENT POLICIES

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGERS

PRINCIPAL SHAREHOLDERS

THE INVESTMENT ADVISER

PROXY VOTING PROCEDURES

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

PRINCIPAL UNDERWRITER

THE DISTRIBUTION PLANS

FUND SERVICES ARRANGEMENTS

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

CAPITALIZATION

HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

ISSUANCE OF SHARES AT NET ASSET VALUE

DETERMINATION OF NET ASSET VALUE

COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2009

TAXES

SHAREHOLDER SERVICES

DEALER SERVICING FEES

GENERAL INFORMATION

FINANCIAL STATEMENTS

APPENDIX A:  Bond Ratings

APPENDIX B:  Proxy Voting Procedures

2

THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company’s name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company’s name was changed to Sentinel Group Funds, Inc.

On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors of the Company (“Board” or “Directors”) created, as a new series of the Company, the Government Securities Fund.

On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc. (“SCMF”) in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board authorized the creation of three new series of the Company, namely, the Small Company, International Equity and Government Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund’s name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund’s name was Sentinel Emerging Growth Fund. Prior to July 1, 2002, the International Equity Fund’s name was the Sentinel World Fund. Prior to March 31, 1999, the Mid Cap Growth Fund’s name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisers, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company (“National Life”), and the Distribution Agreement between the Company and Equity Services, Inc. (“ESI”), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with Sentinel Advisers Company and SFSC, respectively.  The Adviser later assumed the advisory business of Sentinel Advisors Company.

On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board authorized the creation of two new series of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund’s name was Sentinel Short-Intermediate Government Fund.

On June 10, 1999, the Board authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board authorized the creation of the Sentinel Capital Opportunity Fund as a new series of the Company. Prior to September 23, 2005, the Sentinel Capital Opportunity Fund’s name was the Sentinel Flex Cap Opportunity Fund. On December 12, 2002, the Board authorized the creation of the Conservative Allocation Fund as a new series of the Company. Prior to November 1, 2006, the Conservative Allocation Fund’s name was Sentinel Capital Markets Income Fund. On December 11, 2003, the Board authorized the creation of the Core Mid Cap Fund as a new series of the Company.

Effective at the close of the market on September 23, 2005, the Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities Fund, the Mid Cap Growth Fund and the Sentinel Capital Opportunity Fund, respectively.

On November 14, 2005, the Board authorized the creation of the Capital Growth and Growth Leaders Funds as new series of the Company.  As of March 17, 2006, the Bramwell Growth and Bramwell Focus Funds, each a series of The Bramwell Funds, Inc., reorganized into the Capital Growth Fund and Growth Leaders Fund, respectively.

On of March 30, 2007, the Sentinel Capital Opportunity Fund reorganized into the Capital Growth Fund.

On December 7, 2006, the Board authorized the creation of the Mid Cap Value Fund and the Georgia Municipal Bond Fund as new series of the Company.  As of May 4, 2007, the Synovus Georgia Municipal Bond and Synovus Mid Cap Value Funds, each a series of The Adviser’s Inner Circle Fund, reorganized into the Georgia Municipal Bond Fund and the Mid Cap Value Fund, respectively.

On June 7, 2007, the Board authorized the creation of the Small/Mid Cap Fund, which was first offered December 3, 2007.

3

On October 12, 2007, the Board authorized the creation of the Sustainable Core Opportunities Fund and the Sustainable Growth Opportunities Fund.   As of April 4, 2008, the Citizens Core Growth Fund and Citizens Value Fund, each a series of Citizens Funds, reorganized into the Sustainable Core Opportunities Fund and the Citizens Emerging Growth Fund and Citizens Small Cap Core Growth Fund, also series of Citizens Funds, reorganized into the Sustainable Growth Opportunities Fund.

On October 3, 2008, the High Yield Bond Fund reorganized into the Conservative Allocation Fund.

Effective February 3, 2009, the U.S. Treasury Money Market Fund was renamed the Government Money Market Fund.  On November 13, 2009, the Government Money Market Fund was reorganized into an unaffiliated fund, and soon thereafter, the Government Money Market Fund was terminated as a series of the Company.

On January 29, 2010, the Small/Mid Cap Fund was liquidated.  Effective March 29, 2010, the Mid Cap Growth Fund was renamed the Mid Cap Fund.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares.  A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund’s principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below.  Each Fund may not:

•         Borrow except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

•         Purchase securities on margin;

•         Deal in real estate;

•         Act as an underwriter of securities issued by others;

•         Purchase from or sell to any officer, director or employee of the Company, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares;

•         Invest in oil, gas or other mineral exploration or development programs or leases;

•         Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;

•         Invest for the purposes of exercising control or management; or

•         Make short sales of securities.

The Balanced Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities (except 144A securities that are deemed liquid);

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

•         May not invest in illiquid securities.

The Capital Growth Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4

•         May not invest in restricted securities;

•         May not invest more than 15% of net assets in illiquid securities; and

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Common Stock Fund also:

•         May not invest more than 25% in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities;

•         May not invest in illiquid securities; and

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Conservative Allocation Fund also:

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest more than 25% of its assets in securities of companies within a single industry; and

•         May not invest more than 15% of its assets in illiquid securities.

The Georgia Municipal Bond Fund also:

•         Must invest at least 80% of its net assets in Georgia municipal obligations; and

•         May not invest more than 15% of net assets in illiquid securities.

The Government Securities Fund also:

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities; and

•         May not invest in illiquid securities.

The Growth Leaders Fund also:

•         May not invest more than 25% in securities of companies within a single industry;

•         May not invest in restricted securities; and

•         May not invest more than 15% of net assets in illiquid securities.

The International Equity Fund also:

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities;

•         May not invest in illiquid securities;

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

•         May not invest more than 25% of its assets in securities of companies within a single industry.

5

The Mid Cap Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities;

•         May not invest in illiquid securities; and

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Mid Cap Value Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not invest more than 15% of its net assets in restricted securities; and

•         May not invest more than 15% of its net assets in illiquid securities.

The Short Maturity Government Fund also:

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities; and

•         May not invest in illiquid securities.

The Small Company Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•         May not invest in restricted securities;

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

•         May not invest in illiquid securities.

The Sustainable Core Opportunities Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer:

•         May not invest more than 15% of its net assets in illiquid securities; and

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Sustainable Growth Opportunities Fund also:

•         May not invest more than 25% of its assets in securities of companies within a single industry;

•         May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer:

•         May not invest more than 15% of its net assets in illiquid securities; and

•         May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

6

For purposes of the Funds’ fundamental policy, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”).  Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board.  The following are the Funds’ non-fundamental investment policies.

To the extent a Fund invests in derivatives, it will observe the following limitations:

•         It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

•         It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.

•         It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.

•         It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund’s exposure to the market or sector covered by such index option or future.

•         It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund’s portfolio.

•         It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

•         It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

•         When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

•         When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), at least 50% of each Fund’s total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund’s total assets and no more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of such Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the Investment Company Act of 1940 (the “1940 Act”) or related rules or SEC staff interpretations.

Each Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets.  For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund’s total assets, which means that a Fund could lend up to 50% of its total assets before the securities loan.

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Each Fund may not invest in commodities or commodity contracts, except that a Fund may do so in accordance with applicable law and the Fund’s prospectus and statement of additional information, as they may be amended from time to time, to the extent it may do so without registering as a commodity pool operator under the Commodity Exchange Act.

Each Fund may not issue senior securities to the extent such issuance would violate applicable law.  The 1940 Act currently generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits the Fund from issuing senior securities.  For example, the Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

The Balanced Fund:

•         Must invest at least 25% of its assets in bonds;

•         Must invest at least 25% of its assets in common stocks;

•         May only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if the Fund’s investment adviser believes the quality of the bonds is higher than indicated by the rating;

•         May not invest more than 20% of its total assets in debt securities that are rated below “investment grade” (or, if not rated, which the Adviser determines possess similar credit characteristics);

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Capital Growth Fund:

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant;

•         May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Common Stock Fund:

•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Conservative Allocation Fund:

•         Must invest at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, dollar roll transactions, and investment-grade corporate bonds;

•         May not invest more than 35% of  its total assets in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;

•         May not invest more than 45% of its total assets in below investment-grade bonds, which may include bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;

•         May not invest more than 50% of its total assets in equity or equity-related securities, including up to 10% of total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets;

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

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The Georgia Municipal Bond Fund also:

•         May not invest more than 25% of its net assets in repurchase agreements; and

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if GLOBALT believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Government Securities Fund:

•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May not invest  more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Growth Leaders Fund:

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant;

•         May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The International Equity Fund:

•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May not invest more than 40% of its assets in any one country;

•         Must normally be invested in ten or more foreign countries;

•         May not invest more than 20% of its total assets in emerging markets;

•         Must invest at least 75% of its total assets in securities of non-U.S. issuers;

•         May not invest more than 25% of its total assets in companies organized in the United States, and only if they have at least 50% of their assets and/or revenues outside the United States;

•         May not invest in convertible or debt securities rated below Baa by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s;

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Fund:

•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Value Fund:

•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if  Steinberg believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Short Maturity Government Fund:

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•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Small Company Fund:

•         May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•         May not invest more than 5% of its total assets in debt securities that are rated below “investment grade” (or, if not rated, which the Adviser determines possess similar credit characteristics);

•         May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Sustainable Core Opportunities Fund:

•         May invest up to 100% of its assets in cash, commercial paper, high grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

The Sustainable Growth Opportunities Fund:

•         May invest up to 100% of its assets in cash, commercial paper, high grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•         May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased.  If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions.

General. The Conservative Allocation Fund and the fixed income Funds may (a) purchase and sell exchange traded and over-the-counter (“OTC”) put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific “baskets” of stocks.

Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The Conservative Allocation Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

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The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser or a subadviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

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For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.  A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator.  The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission (“CFTC”).  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

Asset Coverage for Futures Contracts and Options.  The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Exchange-Traded Funds.  Exchange-traded funds (“ETF”) represent shares of ownership in mutual funds or unit investment trusts (“UIT”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Currency Transactions. The value of the assets of the International Equity Fund, and the portion of the Conservative Allocation Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds’ portfolio securities or prevent loss if the prices of such securities should decline.

The Conservative Allocation and International Equity Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds’ custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds’ total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds’ commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

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The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds’ net assets on a daily basis, thereby providing an appropriate measure of the Funds’ financial position and changes in financial position.

Foreign Securities. Foreign securities are typically subject to different taxation, regulation, trading volume and currency controls, than U.S. securities, as well as the possibility of expropriation and lack of uniform accounting and reporting standards than U.S. securities. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

The investments the Conservative Allocation and International Equity Funds make in Taiwanese companies are subject to the risks of the continuing hostility between China and Taiwan.  In addition, Taiwan’s growth has to a significant degree been export-driven with the U.S. as a key market.  Therefore, Taiwan is affected by changes in the economies of the U.S. and other primary trading partners and by competing export-driven Asian economies. Also, Taiwan, as an island, has very limited natural resources, resulting in dependence on foreign sources particularly for energy.

The Korean government has historically imposed significant restrictions and controls on foreign investors. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the exchange in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the exchange.  Investment in Korean companies subjects the Conservative Allocation and International Equity Funds to the risks of political, economic or social instability in Korea, and to changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other government restrictions.  Korea is also subject to political instability and/or military conflict. The Funds are not expected to be subject to any Korean income taxes other than Korean withholding taxes. However, there may be changes in the treaty provisions, which may cause significant additional withholding or other taxes to apply to the Funds.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to certain conditions. FIIs have to apply for registration to the Securities and Exchange Board of India and to the Reserve Bank of India for permission to trade in Indian securities. The International Equity Fund and the Conservative Allocation Fund have registered to trade in India.  FIIs are required to observe certain investment restrictions, including ownership ceilings on the total issued share capital of any one company.  Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes.  However, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in  a way that may adversely affect the ability of the Fund to repatriate its income and capital.

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The Conservative Allocation and International Equity Funds may invest in the stock of “passive foreign investment companies” (“PFICs”) in accordance with their investment objectives, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a any “excess distribution” (which is made up of a defined portion of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest charge, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Fund’s Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

Illiquid and Restricted Securities. Each of the Conservative Allocation, Mid Cap Value, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds may invest in illiquid and restricted securities with up to 15% of its net assets.  In addition, the small- and mid-capitalization companies in which the Mid Cap, Mid Cap Value, Small Company, and Sustainable Growth Opportunities Funds invest and the municipal securities in which the Georgia Municipal Bond Fund invests may become illiquid.  The Balanced Fund may not invest in illiquid securities, except Rule 144A securities that are deemed liquid.  In promulgating Rule 144A under the Securities Act of 1933 (“Securities Act”), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund’s board of directors, the board may delegate the day-to-day function of determining liquidity to the investment adviser provided the board retains sufficient oversight. The Board will consider the adoption of policies and procedures for the Balanced and Conservative Allocation Funds for the purpose of determining whether Rule 144A Securities and, for the Conservative Allocation Fund, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Adviser will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board will review periodically purchases and sales of Rule 144A Securities by the Balanced and Conservative Allocation Funds, and corporate loans by the Conservative Allocation Fund.

To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Adviser, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the affected Fund’s Adviser will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

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Initial Public Offerings.  From time to time, the Adviser or Steinberg may invest for a client, including the Funds, in securities being offered in an initial or secondary public offering (“IPO”), if the Adviser or Steinberg believes the investment is appropriate and desirable for that client. In making this judgment, the Adviser or Steinberg may consider, among other things, the client’s investment objectives, restrictions and tax circumstances; the client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client’s account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Adviser or Steinberg contemplates holding the investment for the client’s account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Adviser or Steinberg also may consider the number and nature of the account’s past participation in IPOs and any indicators of the client’s contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Adviser or Steinberg may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account’s asset size. The Adviser or Steinberg may make different investment decisions for different clients about the same IPO.

A Fund or other client’s access to profitable IPOs may be limited.  Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account’s total return, but the same level of performance is not likely to be achieved when an account grows larger.

“Hot issues” are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for “hot issues” exceeds the supply, and the amount of any “hot issue” IPO made available to an investment manager like the Adviser is usually limited. In addition, IPO underwriters tend to offer “hot issues” on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The Conservative Allocation Fund may invest up to 45% of its assets, and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, in debt securities which are rated below “investment grade”, i.e., lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or which, in the Adviser’s judgment, possess similar credit characteristics. See Appendix A - “Description of Bond Ratings” for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor’s or Moody’s as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor’s and Moody’s to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the Conservative Allocation Fund, investments in such securities will be made only when, in the judgment of the Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.  Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities, which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

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Mortgage-backed securities may be issued  in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time.  In lieu of monthly interest payments, a Z-tranche is credited the monthly “accrued interest” in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline.  Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives.  After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis.  Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

Municipal Bond Insurance. Certain of the municipal obligations held in the portfolio of the Georgia Municipal Bond Fund may be insured. Different types of such insurance include a “New Issue Insurance Policy”, a “Mutual Fund Insurance Policy” or a “Secondary Market Insurance Policy”.

A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund’s portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Georgia Municipal Bond Fund for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund’s current yield.

A Secondary Market Insurance Policy is purchased by an investor subsequent to a security’s issuance and generally insures a particular security for the remainder of its term. The Georgia Municipal Bond Fund may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

Non-Diversified Funds. The Georgia Municipal Bond, Growth Leaders and Mid Cap Value Funds are each non-diversified under the 1940 Act. Therefore, these Funds could invest all of their assets in securities of a single issuer. However, each Fund intends to comply with Subchapter M of the Code, which requires that at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of the Fund’s total assets and not more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of the Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or in the case of a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, these Funds are more susceptible to economic, political and regulatory developments and the change in value of any one security will have a greater effect on the overall value of a non-diversified portfolio and thereby subject their net asset values per share to greater fluctuations.

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Real Estate Investment Trusts.  The Small Company Fund may invest in real estate investment trusts (“REIT”).  REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs.  The Code lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds, except the Georgia Municipal Bond Fund, to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government Securities”) and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for the securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser or Steinberg will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration.  From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples.  This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected by legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy.  The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

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Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial.  Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials.  Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition.  Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws.  This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Telecommunications.  This sector’s risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector.  The sector is also subject to heavy market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

Utilities.  Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program.  In a securities lending program, Funds may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan (“substitute payments”).  Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes.  The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund’s best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund’s custodian, subject to compliance with all applicable laws, regulations and orders.

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Short-Hold Trading Strategy.  The Conservative Allocation Fund and the fixed-income portion of the Balanced Fund may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund’s manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions.  When one of the Funds receives less than an optimal allocation in such new issues or when it is otherwise in the Fund’s bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund’s purchased allocation to third-party interested purchasers at a higher price, depending on market conditions.  Because these Funds are “at risk” for the purchased amount of these new issues, they may experience losses on these trades.

State-Specific Investments.  The Georgia Municipal Bond Fund is particularly sensitive to changes in the economic conditions and governmental policies of the State of Georgia.  Georgia generally issues long-term debt obligations in the form of general obligation debt or guaranteed revenue debt.  Georgia may also guarantee revenue obligations issued by an instrumentality of Georgia.  Nearly all of this debt must be confirmed in a judicial proceeding prior to issuance.  The Georgia Constitution prohibits any general obligation debt or certain guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the Georgia Treasury in the fiscal year immediately preceding the year in which the debt is to be incurred.

Georgia’s current highest annual debt service requirement is 5.5% of the previous year’s revenue collections.

The Georgia State Road and Tollway Authority, which owns, operates and finances road and mass transit improvements, may also incur debt secured by a pledge of state motor fuel taxes and federal highway reimbursements.

The State of Georgia’s fiscal year ends June 30, with the state’s assets exceed its liabilities by $19.9 billion.  Georgia’s long-term liabilities were $ 14.3 billion, of which 60.1% is general obligation debt.  Revenues for the fiscal year were $ 31.9 billion, comprised of 7.8% charges for services, 39.8% operating grants and contributions, 4.0% capital grants and contributions, 47.7% taxes, and 0.7% other.  Georgia’s expenses were comprised of 5.9% transportation, 6.5% public safety, 2.4% economic development and assistance, 43.1% health and welfare, 33.2% education, 1.5% interest and long term debt charges, and 7.4% other.  Moody’s Investors Service, Fitch Investors Service, L.P. and Standard and Poor’s Corporation rate Georgia’s general obligation bonds Aaa, AAA and AAA, respectively.

This information is generally obtained from the State of Georgia Comprehensive Annual Financial Report for the fiscal year ended June 30, 2009.

Syndicated Bank Loans.  The Conservative Allocation Fund may invest in syndicated bank loans.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund could be held liable as co-lender under legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

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Tax-Exempt Obligations. The Georgia Municipal Bond Fund may invest in municipal obligations that constitute “private activity bonds” under the Code, which may subject certain investors to a federal alternative minimum tax (“AMT”). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions.

Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Georgia Municipal Bond Fund may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

The Georgia Municipal Bond Fund may invest up to 20% of its assets in securities that do not generate income exempt from federal and Georgia state income taxes.  The Fund may also invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if GLOBALT believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund intends to minimize the payment of taxable income to shareholders by investing in municipal bonds in reliance on an opinion of bond counsel to the issuer of each bond that the interest paid will be excludable from gross income for federal income tax purposes and, where relevant, for state personal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on such interest and, if the Fund agrees to do so, its yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities, and possible penalties and interest. If any municipal bond held by the Fund is deemed to pay interest subject to federal income tax, the Fund will attempt to dispose of the security as soon as practicable.

There is a risk that a particular municipal bond may be found to be taxable.  In addition, future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or to state or local income taxation, or the value of municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities.  Any such change could also affect the market price of such municipal bonds, and thus the value of an investment in the Fund.

U.S. Government Securities.  U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association, which securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies.  Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government Securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

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Variable or Floating Rate Notes. The Georgia Municipal Bond Fund may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days’ notice. The Georgia Municipal Bond Fund will invest in such securities only if it will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in GLOBALT’S opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Fund’s quality standards. In addition, GLOBALT will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note’s demand feature or resell the note at any time to a third party. If a significant portion of a Fund’s assets were invested in notes of a single issuer, however, the issuer’s ability to meet the demand feature could affect that Fund’s liquidity. Included in the variable and floating rate demand instruments that the Georgia Municipal Bond Fund may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes and Georgia personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

When Issued Purchases. The Georgia Municipal Bond, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced and Conservative Allocation Funds may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUNDS

The Board of Directors is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Maryland and the 1940 Act.  The Board consists of nine Directors, seven of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Directors”). The Board appoints the officers of the Company, who run the day-to-day operations of the Funds under the Board’s supervision.  The Adviser, under agreements with the Company, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Adviser has retained the services of GLOBALT, with respect to the Georgia Municipal Bond Fund, and Steinberg, with respect to the Mid Cap Value Fund.

The Board has two standing committees:  the  Audit, Compliance and Pricing Committee (the “Audit Committee”) and the Governance, Contracts and Nominating Committee (the “Governance Committee”).  The members of the Audit Committee are Richard H. Showalter, Susan M. Sterne and Angela E. Vallot, all of whom are Independent Directors.  The members of the Governance Committee are Deborah G. Miller, John Raisian, Nancy Rose and Patanjali Varadarajan, all of whom are Independent Directors.

The Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds’ financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds’ independent auditor; oversees the quality, clarity and objectivity of the Funds’ financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds (“CCO”), and monitors the performance by the CCO of the CCO’s responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee of the Board.  During the fiscal year ended November 30, 2009, the Audit Committee held six meetings.

23

With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, the Governance Committee reviews the composition of the Board, considers nominations for independent director membership on the Board and evaluates candidates’ qualifications for Board membership and their independence from the Funds’ investment advisers and other principal service providers. When considering nominations, the Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds’ legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds’ communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds.  The Governance Committee held four meetings during the fiscal year ended November 30, 2009.

Biographical Information.  The Independent Directors are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors oversees all of the funds that make up the Company.  Each Director serves until his or her successor is elected and qualified, until the next regular meeting of the Board after such Director attains the age of 72 or until his or her death, resignation, or removal as provided in the Funds’ governing documents or by statute.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Deborah G. Miller (60) National Life Drive Montpelier, VT 05604	Director, since 1995 Governance, Contracts & Nominating Committee Chair, since 2009

Enterprise Catalyst Group (a management consulting firm ) - Chief Executive Officer, since 2003; Ascendent  Systems  (a voice and messaging systems company) - Chief Executive Officer, from 2005 until 2007; iCEO LLC (an employment agency ) – Chief Executive Officer 2000 to 2003

Libby Glass – Director, since 2003; Wittenberg University – Director since 1998

John Raisian, Ph.D. (60) Hoover Institution Stanford University Serra and Galvez Streets Stanford, CA 94305-6010	Director, since 1996	Hoover Institution at Stanford University – Director and Senior Fellow, since 1986	None

Nancy L. Rose (51) National Life Drive Montpelier, VT 05604	Director, since 2003

Massachusetts Institute of Technology – Professor of Economics, since 1985; National Bureau of Economic Research – Director of Industrial Organization Research Program, since 1990; Whitehead Institute for Biomedical Research – Director, since 2009.

CRA International, Inc. (a consulting firm) – Director, since 2004

Richard H. Showalter (62) National Life Drive Montpelier, VT 05604	Director, since 2003; Lead Independent Director since 2005	Dartmouth-Hitchcock– Senior Vice President and Treasurer, since 2007; Dartmouth-Hitchcock Medical Center – Treasurer, since 1995; Dartmouth-	None

                                                                                                         24

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985-2008; Mary Hitchcock Memorial Hospital-Senior Vice President and Chief Financial Officer, from 1985 – 2007; Dartmouth-Hitchcock Clinic- Senior Vice President and Chief Financial Officer, from 1999-2007.

Susan M. Sterne (63) 5 Glen Court Greenwich, CT 06830	Director, since 1990; Audit, Compliance and Pricing Committee Chair, since 2007	Economic Analysis Associates, Inc. – President, since 1979	None

Angela E. Vallot (53) 370 Riverside Drive, Apt. 15E New York, NY 10025	Director, since 1996

Vallot Consultants – President, since 2004; Colgate-Palmolive Company (a consumer products company ) – Vice President -  2001 to 2003; Texaco, Inc. (an integrated energy company ) – Director of Diversity, 1997 to 2001

Mary-Mount Manhattan College- Trustee, since 2004.

Patanjali Varadarajan (47) 382 Pacific Street Brooklyn, NY 11217	Director, since 2008

The Daily Beast – National Affairs Correspondent, since 2009; Forbes – Editor, from 2008 to 2009; New York University – Professor, since 2007; Hoover Institution – Research Fellow, since 2007; The Wall Street Journal – Editor, from 2000 to 2007

None

25

Certain biographical and other information relating to the Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.  Mr. MacLeay and Mr. Thwaites oversee all of the series of the Company.  Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Funds’ governing documents or by statute.  Each elected officer is elected by, and serves at the pleasure of, the Board.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Thomas H. MacLeay (60) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) -  Chairman of the Board, since 2002; President and Chief Executive Officer, 2002 to 2008; President and Chief Operating Officer, 1996 to 2001; Sentinel Variable Products Trust - Chairman, 2004 to 2008; Chief Executive Officer, 2004 to 2005; NLV Financial Corporation (National Life holding company) - Chairman, 2002 to present; President and CEO, 2002- 2008

None

Christian W. Thwaites (52) National Life Drive Montpelier, VT 05604	President, Chief Executive Officer and Director, since 2005

Adviser - President & Chief Executive Officer, since 2005; National Life - Executive Vice President, since 2005; Sentinel Variable Products Trust  - President and Chief Executive Officer, since 2005; Sentinel Financial Services Company (“SFSC”) – Chief Executive Officer since 2005, President 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) – President & Chief Executive Officer since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) – President & Chief Executive Officer 2005 to 2006

None

John Birch (60) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008	Adviser -Chief Operating Officer, since 2005; SASI- Chief Operating Officer, since 2006; SASC – Chief Operating Officer, 2005; State Street Bank, Luxembourg- Head of Transfer agency, from 2004-2005	N/A

Thomas P. Malone (53) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997; Assistant Vice President, 1990 to 1997	SASI– Vice President, since 2006; Sentinel Variable Products Trust – Vice President and Treasurer, since 2000; SASC – Vice President 1998 to 2006	N/A

John K. Landy (50) National Life Drive Montpelier, Vermont 05604	Vice President, since 2002	SASI- Senior Vice President, since 2006; Sentinel Variable Products Trust – Vice President, since 2004; SASC – Senior Vice President 2004 to 2006; Vice President, 1997 to 2004	N/A

26

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Scott G. Wheeler (44) National Life Drive Montpelier, Vermont 05604	Assistant Vice President and Assistant Treasurer, since 1998

SASI- Vice President- Fund Accounting & Administration since 2007; SASI - Assistant Vice President, 2006-2007; Sentinel Variable Products Trust  - Assistant Vice President and Assistant Treasurer, since 2004; SASC – Assistant Vice President 1998 to 2006

N/A

Lisa F. Muller (43) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life – Counsel, since 2008; Sentinel Variable Products Trust – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General

Counsel, from 2006 to 2008; Davis Polk and Wardwell, LLP – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004

N/A

Jennifer Garson (49) National Life Drive Montpelier, Vermont 05604	Assistant Secretary, since 2009

National Life – Securities Paralegal, since 2009; Sentinel Variable Products Trust – Assistant Secretary, since 2009; State of Vermont, Department of Banking and Insurance – Regulator, from 2004 to 2009; BlueCross and BlueShield of Vermont – Data Analyst/Programmer, from 1998 to 2004

N/A

D. Russell Morgan (54) National Life Drive Montpelier, Vermont 05604	Chief Compliance Officer, since 2004; Secretary, 1988-2004

Adviser; National Variable Annuity Account II; National Variable Life Insurance Account  – Chief Compliance Officer, since 2004; Sentinel Variable Products Trust  – Chief Compliance Officer, since 2004; Secretary, 2000-2005;  National Life – Assistant General Counsel, 2001 to 2005; Senior Counsel, 2000 to 2001; ESI – Counsel, 1986 to 2005; Adviser,  SFSC,  SASC – Counsel, 1993 to 2005

N/A

Mr. MacLeay is an interested person of the Funds because he is also Chairman of the National Life Insurance Company.  Mr. Thwaites is an interested person of the Funds because he is also President and Chief Executive Officer of the Adviser and SASI and Chief Executive Officer of SFSC.  Other than the Chief Compliance Officer, the officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Each Director who is not an affiliate of the Adviser is paid an annual fee of $59,000.  The Lead Independent Director is paid an additional $16,000 annual fee.  The Chairs of the Audit Committee and Governance Committees each are paid an additional $6,000 annual fee.  Prior to March 2010, each Director who was not an affiliate of the Adviser was paid an annual fee of $30,000 plus $2,500 for each meeting attended. The Lead Independent Director was paid an additional $16,000 annual fee.  Each member of the Audit Committee and Governance Committee was also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee was paid an annual fee of $6,000.  Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2009 to the officers and Directors as a group was $ 545,182.

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The following table sets forth for the fiscal year ended November 30, 2009 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Funds:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation from Company
John D. Feerick [1]	$19,500	$ -	$19,500
Keniston P. Merrill [1]	19,000	-	19,000
Deborah G. Miller [2,3]	57,500	-	57,500
D. Russell Morgan [4]	145,227	23,551	168,778
John Raisian [2]	53,000	-	53,000
Nancy L. Rose [2]	53,500	-	53,500
Richard H. Showalter, Jr.[2]	69,500	-	69,500
Susan M. Sterne [3]	60,000	-	60,000
Angela E. Vallot [2,3]	55,000	-	55,000
Patanjali Varadarajan [2]	53,000	-	53,000

1      Mr. Feerick and Mr. Merrill retired as of March 12, 2009.

2      As of November 30, 2009, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $120,513, for Mr. Raisian is $43,160, for Ms. Rose is $20,745, for Mr. Showalter is $322,977, for Ms. Vallot is $346,692, and for Mr. Varadarajan is $35,684.

3      Ms. Sterne is the Chair of the Audit Committee, and Ms. Miller is Chair of the Governance Committee.   Ms. Vallot was the Chair of the Governance Committee but stepped down as of December 5, 2008.

4      Mr. Morgan was also reimbursed out-of-pocket business expenses.

Share Ownership. Information relating to each Director’s share ownership in the Funds as of
December 31, 2009 is set forth in the chart below.  The dollar ranges are as follows:

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	Over $100,000

For purposes of the chart below, the Funds are designated as follows

BL	–	Balanced Fund	GS	–	Government Securities Fund
CG	–	Capital Growth Fund	IE	–	International Equity Fund
CM	–	Conservative Allocation Fund	MC	–	Mid Cap Fund
CS	–	Common Stock Fund	MV	–	Mid Cap Value Fund
GE	–	Georgia Municipal Bond	SC	–	Small Company Fund
GL	–	Growth Leaders Fund	SM	–	Short Maturity Government Fund

28

Name	Dollar Range of Equity Securities in Fund		Aggregate Dollar Range of Equity Securities in All Funds

Interested Directors:

Thomas H. MacLeay[1,2]	CG-E	MC-B	E
	CS-E	SC-E
GS-E
IE-E

Christian W. Thwaites[1,2]	BL-C	IE-E	E
	GL-C	MC-B
	CM-E	SC-E
	CS-E	SD-C
	GS-E	SM-C
Independent Directors:

Deborah G. Miller[2]	MV-C	SC-D	E
CS-C

John Raisian[2]	GL-B	CS-C	C
	MV-B	SC-C

Nancy L. Rose	BL-B	IE-B	C
	CG-B	MC-B
	CM-B	SC-C
	CS-B	SM-B

Richard H. Showalter[2]	BL-C	GS-D	E
	CG-C	IE-D
	CM-B	MC-C
	CS-D	SC-C

Susan M. Sterne	CS-C		C

Angela E. Vallot[2]	BL-C	GS-D	E
	CG-D	IE-C
	GL-D	MC-D
	MV-C	SC-C
CS-D

Patanjali Varadarajan[2]	CS-C	IE-B	C
GS-C

1      Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life’s 401(k) plan.  These positions were included when calculating the dollar ranges shown.

2      These Directors participate in a deferred compensation plan, under which they can designate the deferred compensation to track the performance of one or more Funds.  These allocations are included in the above.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Adviser and SFSC have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

29

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

Adviser.  All portfolio managers are compensated by a combination of fixed salaries and incentive compensation.  The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Adviser’s chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking.   The 1- and, if applicable, 3-year performance may be weighted more significantly for a new Fund prior to its 3-year and/or 5-year anniversary. Because Ms. Schapiro began managing her Fund more recently, her performance compensation is spread across shorter performance periods until a 5-year performance record is established.  The incentive compensation of portfolio managers involved in management of more than one Fund or who also manage accounts for National Life and its affiliates may be based on the performance of one or more Funds or other accounts, in the discretion of management.  Mr. Manion’s incentive compensation is based on the performance of the Common Stock Fund.  Mr. Schwartz’s and Ms. Pecor’s incentive compensation is based primarily on the performance of the Small Company Fund.  Ms. Schapiro’s incentive compensation is based on the performance of the International Equity Fund.  Ms. Bramwell’s incentive compensation is based primarily on the performance of the Capital Growth Fund, and to a lesser extent on the performance of the Growth Leaders Fund.  Mr. Brownlee’s incentive compensation is based in part on the performance of the Government Securities Fund, and in part on the performance of National Life fixed income accounts.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more Sentinel Funds. In addition, the Adviser and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Adviser and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine.  Mr. Brownlee, Mr. Manion, Ms. Pecor, Ms. Schapiro and Mr. Schwartz also receive as additional compensation a portion of the advisory fees earned by the Adviser on the Funds that they manage.  Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

GLOBALT. GLOBALT compensates each portfolio manager of the Georgia Municipal Bond Fund for his or her management of the Fund. Ms. Busby and Messrs. Paulette and Fullam may receive a discretionary bonus of up to 10% of their regular salary.  The discretionary bonus is based upon the pre-tax performance of the Fund over a calendar year.

With respect to the separate accounts managed by GLOBALT, GLOBALT may compensate Ms. Busby and Messrs. Paulette and Fullam with a discretionary bonus in addition to their regular salaries. This discretionary bonus is based upon the performance of the portfolio managers’ separately-managed accounts.

Portfolio managers also participate in benefit and retirement plans and programs available generally to all employees of GLOBALT and its affiliates.

Steinberg.  Steinberg compensates the sole portfolio manager, who is also the owner, directly and indirectly, of Steinberg Asset Management, LLC, for his management of the Mid Cap Value Fund.  His compensation is partly determined by the amount of assets, including the Mid Cap Value Fund, managed by Steinberg.

Portfolio Managers’ Fund Ownership.  For each Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a “portfolio manager”), including investments by their immediate family members, as of December 31, 2009.

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	$100,001 to $500,000
F.	$500,001 to $1,000,000
G.	Over $1,000,000

30

Portfolio Manager	Fund(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund

Elizabeth R. Bramwell	Capital Growth Fund Growth Leaders Fund Sustaintable Growth Opportunities Fund	G F A

David M. Brownlee	Balanced Fund Conservative Allocation Fund Government Securities Fund Short Maturity Government Fund	A A F E

Megan L. Busby	Georgia Municipal Bond Fund	A

Gary E. Fullam	Georgia Municipal Bond Fund	A

Jason Doiron	Conservative Allocation Fund	C

Daniel J. Manion	Balanced Fund Common Stock Fund Conservative Allocation Sustainable Core Opportunities Fund	A F A A

Matthew McGeary	Mid Cap Fund	A

Helena Ocampo	Sustainable Core Opportunities Fund	A

Gregory E. Paulette	Georgia Municipal Bond Fund	A

Betsy Pecor	Mid Cap Fund Small Company Fund	C D

Katherine Schapiro	Conservative Allocation Fund International Equity Fund	D F

Michael A. Steinberg	Mid Cap Value Fund	A

Charles C. Schwartz	Mid Cap Fund Small Company Fund	D E

Portfolio Management Conflicts of Interest.  In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Adviser.  The manner in which the portfolio manager’s incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation.  The tables below show, for the portfolio manager(s) of each Fund, the number and asset size of the following types of accounts that he or she manages (if any):  (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations).  The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  Information is provided as of November 30, 2009.

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Portfolio Managers’ Management of Registered Investment

Companies/Series Other Than the Funds

Portfolio Manager	Number of Companies/ Series	Total Assets	Number of Companies/ Series with Performance- Based Fee	Total Assets of Companies/ Series with Performance-Based Fee

David M. Brownlee	2	$72.1 million	None	None
Daniel J. Manion	2	$211.0 million	None	None
Betsy Pecor	2	$73.0 million	None	None
Charles C. Schwartz	2	$73.0 million	None	None

Portfolio Managers’ Management of Accounts
That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee

Betsy Pecor	2	$27.6 million	None	None
Charles C. Schwartz	2	$27.6 million	None	None
Jason Doiron	3	$7,294.8 million	None	None
Daniel J. Manion	2	$40.0 million	None	None
David M. Brownlee	5	$3,813.2 million	None	None
Elizabeth R. Bramwell	1	$25.0 million	None	None
Meghan Busby	21	$217.0 million	None	None
Greg Paulette	213	$288.7 million	None	None
Gary Fullam	8	$371.3 million	None	None
Michael A. Steinberg	484	$2,237.0 million	None	None

Portfolio Managers’ Management of  Pooled Investment Vehicles

That Are Not Registered Investment Companies

Portfolio Manager	Number of Unregistered Pooled Investment Vehicles	Total Assets
Michael A. Steinberg	3	$39.8 million

Conflicts of Interest.  The Adviser is affiliated with other companies in National Life Group that maintain accounts managed by the Adviser, including National Life Insurance Company   Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for  the portfolio of one of those companies or for the portfolios of other clients.

For the Adviser, GLOBALT and Steinberg, conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account.  The Adviser has established procedures under which, when the Adviser recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair.   Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis.   However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful.  For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account.  Over time the Adviser seeks to ensure that no Fund or other account is favored over others.  GLOBALT and Steinberg have established policies and procedures designed to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.

32

PRINCIPAL SHAREHOLDERS

As of March 5, 2010, the Company’s Directors and officers as a group owned less than 1% of the outstanding shares of each Fund.  As of December 31, 2009, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Adviser, SFSC or any of their affiliates.

In addition, as of March 5, 2010, the National Life Holding Company, a Vermont corporation, and its subsidiaries, NLV Financial Corporation, a Delaware corporation, Sentinel Asset Management, Inc., a Vermont corporation, and Sentinel Administrative Services, Inc., a Vermont corporation, each of whom is located at One National Life Drive, Montpelier, Vermont  05604, owned of record and beneficially, the following shares in each Fund:

Fund/Class	Number of Shares	Percent of Outstanding

Capital Growth A	13.855	.0002%
Small Company A	22.071	.0000%
Balanced A	4.932	.0000%
Common Stock A	180,517.892	.6076%
Mid Cap A	4.349	.0001%
Government Sec. A	7.963	.0000%
Int’l Equity A	1,083,375.280	11.2569%
Short Maturity Gov’t A	11,176.744	.0113%
Sustainable Growth Opp A	28,148.943	.3293%
Sustainable Core Opp A	35,593.322	.2199%
Conservative Allocation A	7.682	.0001%
Capital Growth I	214,763.462	100.0000%
Growth Leaders I	281,313.490	90.6073%
Small Company I	1,474,027.747	1.4979%
Balanced I	206,076.457	100.0000%
Common Stock I	558,762.806	6.7000%
Mid Cap I	402,171.586	99.7534%
Gov’t Securities I	224,670.953	3.0352%
Int’l Equity I	416,871.033	81.4901%
Int’l Equity C	1.248	.0005%
Capital Growth C	7,708.506	3.9100%
Common Stock C	1.085	.0001%
Conservative Allocation C	.635	.0000%
Growth Leaders C	4,484.305	1.7983%
Mid Cap C	8,000.996	4.1650%
Gov’t Securities C	10,040.161	.1500%

33

As of March 5, 2010, no other shareholder owned of record, or was known by the Company, to own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund except as set forth below.

Fund/Class	Shareholder	Number of Shares	Percent of Outstanding
Capital Growth A	First Clearing, LLC 2801 Market St St Louis MO 63103-2523	529,241.946	7.25%
	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	618,316.604	8.47%
Growth Leaders A	Independent Health Assoc Inc. Defined Benefit Pension Plan Mark Johnson, Michael Cropp & Frank J Colantuono Ttees 511 Farder Lakes Dr Williamsville NY 14221-5779	245,895.761	9.19%
	Prudential Investment Mgt Svcs LLC FBO Mutual Fund Clients Attn: Prochoiuce Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Ctr 3 Fl 11 Newark NJ 07102	183, 420.893	6.86%
	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	180,778.632	6.76%
Small Company A	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	9,485,634.578	5.58%
	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	10,961,593.821	6.45%
Government Securities A	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	3,410,803.901	6.26%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	5,262,375.244	9.66%

34

	Nationwide Trust Co FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	3,039,575.825	5.58%
International Equity A	National Life Insurance Company Investment Acct G dept 1 National Life Drive Montpelier VT 05602-3377	1,083,363.821	11.26%
	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	645,624,512	6.71%
Short Maturity A	Prudential Investment Mgt Svcs LLC FBO Mutual Fund Clients Attn: Prochoiuce Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Ctr 3 Fl 11 Newark NJ 07102	9,585,369.473	9.68%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	5,714,545.300	5.77%
Sustainable Growth Opportunities A	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	565,421.161	6.62%
Sustainable Growth Opportunities I	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	8,767.595	9.84%
	DBTCO Ttee Conunsel Trust FBO Conference Calls Unlimited 401k Plan PO Box 747 Dubuque IA 52004-0747	5,141.156	5.77%
	ING Life Insurance & Annuity Co One Orange Way, B3N Windsor CT 06095-4773	26,273.748	29.48%
	Adam Hochschild Trust Blue Mountain Center PO Box 109 Blue Mountain Lake NY 12812-0109	20,698.782	23.22%

35

	Delaware Charter Guarantee Trust FBO Various Qualified Plans Attn RIS NPIO Trade Desk 711 High St Des Moines IA 50392-0001	4,947.357	5.55%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting One Nationwide Plaza 1-07-11 Columbus OH 43215-2226	15,689.538	17.60%
Sustainable Core Opportunities I	NFS LLC FEBO Coyote Phoenix PO Box 2648 Silver City NM 88062-2648	44,174.097	5.07%
	Gloria Steinem Ttee For East Coast Toledo Productions Pension Plan PO Box 893 New York NY 10268-0893	84,808.812	9.73%
	Veritable Vegetable Inc 401K Attn Mary Leatherman 1100 Cesar Chavez St San Francisco CA 94124-1214	57,655.716	6.62%
	Delaware Charter Guarantee Trust FBO Various Qualified Plans Attn RIS NPIO Trade Desk 711 High St Des Moines IA 50392-0001	62,580.220	7.18%
Capital Growth I	NLV Financial 1 National Life Drive Montpelier VT 05602-3377	12,224.939	5.69%
	Frontier Trust Company FBO National Life Ins Co Agents Cash/DE Fargo ND 58106-0758	38,107.603	17.74%
	Frontier Trust Company FBO National Life Ins Co Agents Pension PO Box 10758 Fargo ND 58106-0758	42,664.762	19.87%
	Frontier Trust Company FBO National Life Group 401(k) Plan PO Box 10758 Fargo ND 58106-0758	121,766.158	56.70%
Georgia Municipal Bond I	Maril & Co FBO 5A M&I Trust Co NA 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,650,334.923	98.38%

36

Small Company I	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	5,293,364.101	5.38%
	Charles Schwab & Co Inc. Attn Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	5,532,044.850	5.62%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	17,096,460.967	17.38%
	SEI Private Trust Co One Freedom Valley Drive Oaks PA 19456-9989	29,497,673.272	29.98%
Mid Cap Value I	NFS LLC FEBO FMTC as Trustee for Synovus Managed Fund Retirement 82 Devonshire Z1M Boston MA 02109-3605	842,121.221	11.79%
	MITRA & Co FBO 5A C/O Marshall & Isley Trust Company 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,069,994.425	14.98%
	NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans 401k 100 Magellan Way KW1C Covington KY 41015-1987	1,240,721.541	17.37%
	Maril & Co FBO 5A M&I Trust Co 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,105,630.772	29.48%
	TD Ameritrade Trust Co PO Box 17748 Denver CO 80217-0748	676,635.261	9.47%
Balanced I	NLV Financial 1 National Life Drive Montpelier VT 05602-3377	13,513.514	6.56%
	Frontier Trust Company FBO National Life Ins Co Agents Cash Deferred Plan PO Box 10758 Fargo ND 58106-0758	19,366.321	9.40%

37

	Frontier Trust Company FBO National Life Ins Co Agents Pension PO Box 10758 Fargo ND 58106-0758	71,823.032	34.85%
	Frontier Trust Company FBO National Life Group 401k PO Box 10758 Fargo ND 58106-0758	101,373.590	49.19%
Common Stock I	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	614,798.946	7.37%
	Maril & Co FBO 5A M&I Trust Co 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	5,535,380.206	66.39%
Mid Cap I	Frontier Trust Company FBO National Life Ind Co Agents Cash PO Box 10758 Fargo ND 58106-0758	37,994.860	9.43%
	Frontier Trust Company FBO National Life Ins Co Agents Pension PO Box 10758 Fargo ND 58106-0758	93,577.200	23.22%
	Frontier Trust Company FBO National Life Group 401k PO Box 10758 Fargo ND 58106-0758	257,266.193	63.84%
Government Securities I	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	766,942.582	10.45%
	Maril & Co FBO 5A M&I Trust Co 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,251,250.346	57.93%
International I	Frontier Trust Company FBO National Life Ind Co Agents Cash PO Box 10758 Fargo ND 58106-0758	51,101.550	9.99%
	Frontier Trust Company FBO National Life Ins Co Agents Pension PO Box 10758 Fargo ND 58106-0758	83,031.250	16.23%

38

	Frontier Trust Company FBO National Life Group 401k PO Box 10758 Fargo ND 58106-0758	271,286.103	53.03%
	ING National Trust One Orange Way, B3N Windsor CT 06095-4773	26,628.440	5.21%
Balanced C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	43,923.132	6.18%
Common Stock C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	97,823.690	11.54%
Growth Leaders C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	62,324.791	25.04%
	First Clearing, LLC John R Adams 3025 Westbury Dr Raleigh NC 27607-3067	25,642.080	10.30%
Government Securities C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	2,171,703.585	32.43%
Conservative Allocation C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	177,931.109	10.54%
Mid Cap Value C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	196,531.776	13.14%

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of the Fund.  Accordingly, a controlling person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

THE INVESTMENT ADVISER

The Adviser provides general supervision of the Funds’ investments as well as certain administrative and related services. The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company, a mutual insurance holding company.

39

Under investment advisory agreements with the Funds, each Fund pays the Adviser a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
Balanced	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion
Capital Growth	0.70% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Common Stock	0.70% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Conservative Allocation Fund	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion
Georgia Municipal Bond	0.45% 0.40% 0.35%	First $1 billion Next $1 billion In excess of $2 billion
Government Securities	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion
Growth Leaders	0.90% 0.85% 0.80% 0.70% 0.60%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
International Equity	0.70%	First $500 million

40

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
	0.65% 0.60% 0.50% 0.40%	Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Mid Cap	0.70% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Mid Cap Value	0.75% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Sustainable Core Opportunities	0.70% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Sustainable Growth Opportunities	0.70% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion
Short Maturity Government	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion
Small Company	0.70% 0.65% 0.60% 0.50% 0.40%	First $500 million Next $300 million Next $200 million Next $1 billion In excess of $2 billion

1When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the Short Maturity Government Fund.   In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund.

41

The table below shows the total amount of advisory fees paid to the Advisor by each Fund for each of the past three fiscal years:

	Advisory Fee Paid – Fiscal Year Ended
Fund	November 30, 2007	November 30, 2008	November 30, 2009
Balanced	$ 1,604,176	$ 1,401,974	$ 1,104,568
Capital Growth	1,339,916 [1]	1,107,902	742,361
Common Stock	8,208,155	7,576,969	6,054,973
Conservative Allocation Fund	822,215 [2]	661,120 [2]	502,484
Georgia Municipal Bond	12,327	142,344	134,986
Government Securities	1,494,210	2,217,198	3,034,903
Growth Leaders	133,343	204,630	279,533
International Equity	1,268,809	1,326,016	968,232
Mid Cap [3]	1,176,967	987,501	558,798
Mid Cap Value	82,099 [4]	1,169,044	1,245,989
Short Maturity Government	877,212	864,179	3,250,507
Small Company	9,525,665	8,557,568	8,585,312
Sustainable Core Opportunities[5]	N/A	749,395	1,190,262
Sustainable Growth Opportunities[5]	N/A	379,913	653,799

Aggregate Advisory Fees [6]	$ 26,545,094	$ 27,345,753	$ 28,306,707

______________________________

1 Includes advisory fees paid by the Sentinel Capital Opportunity Fund, which was reorganized into the Sentinel Capital Growth Fund effective March 30, 2007.

2 Includes advisory fees paid by the Sentinel High Yield Bond Fund, which was reorganized into the Sentinel Conservative Allocation Fund effective October 3, 2008.

3 Formerly known as the Sentinel Mid Cap Growth Fund.

4 Includes only one month of advisory fees as the fiscal year of this Fund changed from October 31 to November 30 after the October 31, 2007 fiscal year.

5 The Sustainable Core Opportunities and Sustainable Growth Opportunities Funds were first offered in fiscal year 2008.

6 The Adviser waived $81,832, $121,193 and $176,949 of aggregate advisory fees in the fiscal years ended 2009, 2008, and 2007 respectively.

The initial shareholder of the Sustainable Core Opportunities and Sustainable Growth Opportunities Funds approved the advisory agreement on April 2, 2008.  Shareholders of the Georgia Municipal Bond and Mid Cap Value Funds approved the advisory agreement and the sub-advisory agreements on March 15, 2007 and the initial shareholder approved the advisory agreement on May 2, 2007.  Shareholders of the Bramwell Growth and Bramwell Focus Funds approved the advisory agreement for the Capital Growth and Growth Leaders Funds on March 10, 2006 and the initial shareholder of the Capital Growth and Growth Leaders Funds approved the advisory agreement on March 16, 2006.  Shareholders of the Small Company Fund last approved the advisory agreement on January 24, 2006.  Shareholders of each of the Common Stock, International Equity and Mid Cap Funds last approved the advisory agreement on November 21, 2005.  The initial sole shareholder of the Conservative Allocation Fund approved the advisory agreement on March 7, 2003.  Shareholders of the Balanced, Government Securities and Short Maturity Government Funds last approved the advisory agreement on November 30, 1992.  The Board last approved each of the advisory agreements on August 12, 2009.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company’s advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

42

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund’s outstanding voting securities on not more than 60 days’ written notice to the Adviser and by the Adviser on 60 days’ written notice to the Fund.

The Adviser has entered into a sub-advisory agreement with GLOBALT with respect to the Georgia Municipal Bond Fund. Pursuant to this agreement, GLOBALT provides the Adviser with a continuous investment program consistent with the Georgia Municipal Bond Fund’s stated investment objectives and policies. Under this agreement, the Adviser pays a fee to GLOBALT equal to 0.225% per annum of the average daily net assets of the Georgia Municipal Bond Fund. This agreement became effective May 4, 2007. This sub-advisory agreement also may be terminated by either of the Adviser or GLOBALT or by action of the Board or the shareholders of the Georgia Municipal Bond Fund on 60 days’ written notice, without penalty, and terminates automatically in the event of its assignment.

The Adviser has entered into a sub-advisory agreement with Steinberg with respect to the Mid Cap Value Fund. Pursuant to this agreement, Steinberg provides the Adviser with a continuous investment program consistent with the Mid Cap Value Fund’s stated investment objectives and policies. Under this agreement, the Adviser pays a fee to Steinberg equal to 0.50% per annum of the average daily net assets of the Mid Cap Value Fund. This agreement became effective May 4, 2007. This sub-advisory agreement also may be terminated by either of the Adviser or Steinberg or by action of the Board or the shareholders of the Mid Cap Value Fund on 60 days’ written notice, without penalty, and terminates automatically in the event of its assignment.

The fees paid to GLOBALT and Steinberg by the Adviser for the three most recently completed fiscal years were as follows:

Fiscal Year Ended	GLOBALT (Georgia Municipal Bond Fund)	Steinberg (Mid Cap Value Fund)
November 30, 2009	$67,029	$622,371
November 30, 2008	$71,189	$589,791
November 30, 2007	$48,906	$298,065

PROXY VOTING PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser or relevant subadvisor as part of its general management of the applicable Fund, subject to the Board’s continuing oversight. The proxy voting procedures of the Adviser with respect to the Sustainable Core Opportunities and the Sustainable Growth Opportunities Funds, and a separate set of procedures for its other Funds, and of Steinberg and GLOBALT, are included in Appendix B to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND(3863), on the Funds’ website at http://www.sentinelinvestments.com/proxy_voting_information.php or at the SEC’s website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser may, under certain circumstances, make selective disclosure with respect to a Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds’ Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds’ policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

43

Public Disclosure:

(i)       information with respect to portfolio holdings contained in the Funds’ Annual and Semi-Annual Reports to Shareholders;

(ii)      information with respect to portfolio holdings contained in the Funds’ Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

(iii)     information with respect to portfolio holdings that is: (1) provided on the Funds’ website; (2) provided in the Funds’ marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 15 days later than the date of such information (except that for the Small Company Fund’s portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information);

Non-Public Disclosure:

(iv)     information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 15 days later than the date of such information (except that for the Small Company Fund’s portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information), or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

(v)      information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 15 days later than the date of such information (except that for the Small Company Fund’s portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information).

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds’ Chief Executive Officer or the President of the Funds’ distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Adviser nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Funds’ counsel and independent registered public accounting firm; providers of fund accounting services; the Funds’ transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings.  The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information.  Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds’ portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•         Board;

•         Funds’ Independent Registered Public Accounting Firm;

•         Funds’ custodian;

•         Funds’ transfer agent;

•         Funds’ administrator agent (in connection with accounting services); and

•         Mutual fund information services - Morningstar, Inc. and Lipper Inc.

44

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604.  SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. (“SFSI”), a wholly owned subsidiary of SAM.

The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2009, 2008 and 2007 were $5,863,816, $812,450 and $2,374,638, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2009, 2008 and 2007, $68,815, $14,150 and $108,166, respectively.

During the fiscal year ended November 30, 2009, SFSC also received $305,593 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds’ shares. These contracts may be terminated by either party thereto on 60 days’ written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisery agreements.

Payments to Intermediaries.  SFSC or an affiliate compensates intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary’s personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2009, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $7,537,927, of which $1,963,166 for shareholder servicing was reimbursed by the Funds. Payments for these purposes made by SFSC or an affiliate from their own resources may vary.  Certain of the payments may be offset by 12b-1 fees retained by SFSC.  The following is a list of intermediaries to which SFSC or an affiliate made payments in 2009 related to marketing the Funds and/or servicing Fund shareholders.

45

Ameriprise Financial	Nationwide Investment Services Corp.
Ascensus	Nationwide Mutual Insurance Co.
Benefit Plans Administrators	Nylife Distributors
Charles Schwab & CO. Inc.	Oppenheimer & CO Inc
Commonwealth Fin. Network	Penn Mutual Life Insurance CO
Davenport & Company LLC	Pershing LLC
Edward Jones	Phoenix Life Insurance Company
Equity Services	Prudential Investment Management Services, Inc.
Expertplan Inc	Raymond James & Assoc. Inc.
Fidelity Investments	RBC Dain Rauscher
Financial Data Services Inc/ML	RBC Trust Company
First National Bank Of Omaha	Retirement Plan Co LLC
GWFS Equity Inc	Raymond James Financial
Janney Montgomery Scott	Robert W. Baird & CO. Inc.
Lincoln Retirement	Stifel Nicolaus & CO
Lincoln Investments Planning	TD Ameritrade
LPL Financial Corporation	Trustlynx
Marshall & Ilsley Trust CO NA	UBS Financial Services Inc
Mercer Human Resource	USI Consulting Group
Merrill Lynch	USI Securities Inc
Mid Atlantic Capital Corp	Vanguard
Morgan Stanley Smith Barney LLC	Wachovia Retirement
Morgan Stanley	Wells Fargo Advisors LLC
Mscs Financial Services	Wilmington Trust Retirement and Institutional Services
National Financial Services CO

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

To promote sales of the Funds and consistent with NASD Conduct Rules, National Life, Equity Services, Inc. (“ESI”) and/or their affiliates, which are affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

National Life or an affiliate may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Funds, and measures of business quality.

THE DISTRIBUTION PLANS

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds’ Class A, Class B, Class C, Class D and Class S shares, which have been and may be amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2009.

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Fund	Service Fees Paid to Intermediaries	Recovery Of Prepaid Sales Comm.	Salaries and Benefits	Occupancy & Other Expenses	Total Sales Promotion	Total Travel & Entertainment	Totals[1]
Balanced	$398,299	50,466	295,509	91,458	186,266	56,544	709,037
Capital Growth	191,401	1,985	149,980	47,425	96,600	29,321	325,332
Common Stock	1,332,833	66,542	1,104,133	332,327	676,519	205,462	2,352,526
Conservative Allocation	211,880	55,693	157,943	42,082	85,691	26,018	430,032
Georgia Municipal Bond	996		1,297	463	942	286	2,009
Government Securities	462,193	108,432	1,845,199	257,023	523,039	158,905	1,461,033
Growth Leaders	44,005	9,096	71,910	12,508	25,473	7,733	95,059
International Equity	234,099	15,481	191,844	60,678	123,652	37,515	440,007
Mid Cap (formerly Mid Cap Growth)	150,650	15,276	106,111	34,396	70,146	21,265	261,256
Mid Cap Value	213,216	31,026	178,391	41,278	84,162	25,521	376,524
Short Maturity Government	3,182,812		5,718,634	332,936	677,449	205,838	3,299,137
Small Company	2,429,971	153,641	2,375,536	473,966	965,265	293,030	4,241,050
Small/Mid Cap	1,593	656	3,547	430	876	266	3,765
Sustainable Core Opportunities	299,508	36	218,113	73,109	148,947	45,200	476,365
Sustainable Growth Opportunities	167,457	86	127,875	42,381	86,388	26,202	276,161
Totals	9,320,913	508,417	12,546,022	1,842,460	3,751,415	1,139,106	14,749,292

1 This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement.  Total expenses were $14,359,040 greater than the maximum allowed reimbursement.

Under the Plans applicable to Class A shares of the Funds, it is expected that the amounts payable to SFSC will be equal to (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap, Mid Cap Value, Small Company, Sustainable Core Opportunities and Sustainable Growth Opportunities Funds, (b) 0.20% of average daily net assets in the case of the Georgia Municipal Bond and Government Securities Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under these Plans, SFSC may be reimbursed for distribution and service fees paid to financial intermediaries; salaries and expenses of the SFSC’s wholesale sales force and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company's shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup service fees with respect to Class B shares paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by the Distributor; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of Class B shares to the public; expenses incurred in advertising, promoting and selling Class B shares to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s Class B shares to the public; expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders, and (j) expenses incurred for state “blue sky” registration fees for the first year of operations of a new Fund.

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Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup service and distribution fees with respect to Class C shares paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; and expenses incurred for state “blue sky” registration fees for the first year of operations of a series of Class C shares of a Fund.

Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s Class D shares to the public; expenses incurred in advertising, promoting and selling shares of the Company’s Class D shares to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s Class D shares to the public; expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders, and expenses incurred for state “blue sky” registration fees for the first year of operations of a new Fund.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup distribution fees paid to financial intermediaries; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days’ written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds’ outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

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SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

FUND SERVICES ARRANGEMENTS

Transfer Agency, Dividend Disbursing and Administrative Services.  Sentinel Administrative Services, Inc. (“SASI”) provides the Funds with certain fund accounting, administration, transfer agency and shareholder relations services.  SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604.  SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. (“DST”) on a remote basis. Effective June 7, 2007, SASI provides administration services, including fund accounting, under an Administration Agreement with the Company. The Administration Agreement provides for the Funds to pay SASI a monthly fee at the annual rate of 0.0375% of the first $4 billion of the Funds’ aggregate average daily net assets; 0.0350% of the next $3 billion of the Funds’ aggregate average daily net assets and 0.0325% of the Funds’ aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of- pocket expenses incurred by SASI in connection with the performance of its duties under the Administrative Agreement.

Effective June 7, 2007, SASI provides transfer agency services under a Transfer Agent and Dividend Disbursing Agent Agreement with the Company. SASI’s annual fee for the services provided under the Transfer Agent and Dividend Disbursing Agent Agreement is $2,657,831, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,657,831 is subject to increase by an amount not in excess of the percentage increase in the Consumer Price Index, All Urban Consumers, Boston region, as published by the United States Department of Labor for the most recent twelve months for which data are available at the time of the last Company Board of Directors meeting in a fiscal year, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASI and the Company’s Board of Directors. The amounts of any such increases are subject to specific approval of the Company’s Independent Directors. SASI may also pay sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Funds’ books and records and may be reimbursed by the Funds for such payments at a rate up to 0.17% of such assets.

Prior to June 7, 2007, the Fund Services Agreement provided for the Funds to pay to SASI fixed fees totaling $1,052,625 per year for fund accounting and financial administration services. The Agreements also provided for an annual fee for transfer agency and shareholder relations services to the Company of $2,563,000 plus amounts equal to annual rates of $15 per shareholder account in excess of $106,500 as of the last day of the month preceding the installment due date. Each Fund was also responsible for certain out-of-pocket expenses, such as the DST system and a portfolio accounting system licensed from State Street Bank & Trust Company. The fixed fees were subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees were payable monthly in arrears. SASI paid sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Funds’ books and records.

Total fees payable to SASI (or its predecessor) under the Fund Services Agreement for the years ended November 30, 2009, 2008 and 2007 were $6,729,301, $6,253,692 and $5,614,903, respectively. Many Fund shares are owned by certain intermediaries for the benefit of their customers. Because SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate makes payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under “Payments to Intermediaries”.  Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan’s named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

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In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

Custodian Services.  State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO  64105, is the Funds’ custodian (the “Custodian”).  The Custodian is responsible for safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.  The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY, is the Fund’s independent registered public accounting firm.  The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Company.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

In the case of listed securities, the Funds’ policy is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Adviser supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).  Research obtained in this manner may be used by the Adviser in servicing any or all of the Funds and in servicing other client accounts, and the Adviser obtains research services through the commissions paid in managing other client accounts.  The Funds may benefit from research obtained through the commissions paid by the Adviser’s other client accounts.

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Although research and market and statistical information from brokers and dealers can be useful to the Funds, it is the opinion of the management of the Funds that such information is only supplementary to the Adviser’s own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser’s staff.

The Adviser obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients.  These service providers may include, but are not limited to: Advent Software, BCA Research, Bloomberg, Briefing.com, CSFB Holt, Dow Jones, Empirical Research, Factset, Institutional Investor, ITG, Laffer Associates, LexisNexis, Morningstar, MSCI, NYSE, OPRA, Russell Indices, Standard & Poor’s, SNL, The Markets.com, Thomson Reuters and Value Line.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Adviser has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

For the fiscal years ended November 30, 2009, 2008 and 2007, the Funds paid total brokerage commissions of $4.1 million, $4.9 million and $3.6 million, respectively.  Brokerage commissions paid by each listed Fund were as follows:

Fund	11/30/09	11/30/08	11/30/07
Balanced	$58,198	$72,465	$99,169
Capital Growth	80,191	87,249	112,739
Common Stock	504,373	560,896	621,415
Conservative Allocation	21,181	21,569	3,622
Georgia Municipal Bond	-	-	300
Government Securities	-	-	-
Growth Leaders	40,393	24,802	23,448
International Equity	94,829	223,225	223,952
Mid Cap	180,741	375,032	397,125
Mid Cap Value	618,635	632,649	113,129
Short Maturity Government	-	-	-
Small Company	2,295,471	2,080,260	1,937,409
Sustainable Core Opportunities [1]	91,936	300,773	-
Sustainable Growth Opportunities [1]	114,274	480,887	-

   1 Began operations on April 4, 2008.

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 92.0%, 92.3% and 95.9%, respectively, were allocated in fiscal years 2009, 2008 and 2007 to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Adviser deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC (“State Street Global”) under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund’s third-party service providers other than the Adviser or its affiliates. The credit may be applied to the fees of the Fund’s custodian, which is an affiliate of State Street Global. Neither the Adviser nor its affiliates receive any direct or indirect benefit from this arrangement.

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For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act) during the most recent fiscal year, listed below is the Fund’s aggregate holdings of the securities of such broker or dealer as of the close of the most recent fiscal year:

Fund	Regular Broker-Dealer	Aggregate Value of Securities Owned as of November 30, 2009
Balanced	Morgan Stanley	$ 789,500
	JP Morgan Chase & Co.	1,855,538
Capital Growth	JPMorgan Chase & Co.	424,900
	Wells Fargo & Co.	1,416,020
Common Stock	Bank of America Corp.	4,755,000
	Morgan Stanley	9,474,000
Conservative Allocation	Goldman Sachs Group, Inc.	959,983
	JPMorgan Chase & Co.	1,068,049
	Wells Fargo & Co.	225,217
	Bank of New York Mellon Corp.	199,800
	Bank of America Corp.	200,819
Growth Leaders	JPMorgan Chase & Co.	1,062,250
International Equity	Credit Suisse Group	2,085,505
Mid Cap	Morgan Stanley	0
Small Company	Raymond James	0
Sustainable Core Opportunities	Bank of New York Mellon Corp.	1,598,400
	Morgan Stanley	1,579,000

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.  In the most recent full fiscal years ended 2009 and 2008, the Funds had the following rates of portfolio turnover:

Fund	2009	2008

Balanced	80%	90%
Capital Growth	26%	19%
Common Stock	19%	17%
Conservative Allocation	149%	306%
Georgia Municipal Bond	21%	11%
Government Securities	283%	458%
Growth Leaders	42%	34%
International Equity	17%	43%
Mid Cap	63%	82%
Mid Cap Value	50%	44%
Short Maturity Government	52%	58%
Small Company	30%	45%
Sustainable Core Opportunities	12%	82%*
Sustainable Growth Opportunities	29%	113%*

*  The portfolio turnover rate for fiscal year 2008 for each of the Sustainable Core Opportunities Fund and the Sustainable Growth Opportunities Fund is for each Fund’s fiscal year ended June 30, 2008.  The fiscal year end for each of the Sustainable Core Opportunities Fund and the Sustainable Growth Opportunities Fund changed from June 30 to November 30 following the Fund’s June 30, 2008 fiscal year.  The portfolio turnover rate for the period from July 1, 2008 to November 30, 2008 for the Sustainable Core Opportunities Fund was 6%, and the portfolio turnover rate for the same period for the Sustainable Growth Opportunities Fund was 39%.

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CAPITALIZATION

Shares of the Company’s common stock are fully paid and non-assessable and have no preemptive rights. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class.  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Each share of each class of a Fund is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund attributable to such class upon liquidation after satisfaction of outstanding liabilities.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Corporation require that a special meeting of shareholders be held upon the written request of not less than 25% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an “Amended Rule 18f-3 Plan” for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price.  The public offering price of Class C, Class I and Class S shares is equal to the current net asset value per share. Class B and Class D shares are not available for purchase, except that Class B shares may be exchanged at net asset value for Class B shares of other Funds, if offered, and dividends and distributions may be reinvested into both Class B and Class D shares.  A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchase shares and/or receive a reduced sales charge.

There may be eligibility requirements to purchase a particular share class.  See the Prospectus for more information. In addition to the eligibility requirements for Class I shares specified in the Prospectus, the Directors are eligible to defer compensation payable by the Company under a deferred compensation plan and direct such compensation, while deferred, to track the performance of the Class I shares of one or more of the Funds.

                                                                                                                                                                  53

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Adviser, and the Advisers’ affiliates.

You may redeem your shares on any business day (as defined below). Class A, Class I and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances), Class B, Class C or Class D shares, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

Security Valuation:  Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of  short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.  The fair value hierarchy as required by accounting principles generally accepted in the United States of America (“GAAP”) are summarized in the three broad levels listed below:

•             Level 1 – Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 p.m. Eastern time).  Level 1 includes most domestic equities, American Depository Receipts, Exchange Traded Fund and Standard & Poor’s Depository Receipts that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•             Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 2 includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, forward foreign currency contracts and over-the-counter securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE.  Investments in other Regulated Investment Companies (“RICs”) that rely on calculated net asset values would also generally be considered Level 2.

•             Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. There have been no significant changes in valuation techniques during the last fiscal period, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes. The fair value measurements as of November 30, 2009 are contained in the Annual Report.

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Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI, the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2009

Class A Shares:  (Reduced offering prices apply on purchases of $25,000 or more of shares of the Funds, as described in the Funds’ Prospectus.)

	Balanced	Capital Growth	Common Stock	Conservative Allocation	Government Securities
Net assets	202,967,665	117,018,980	820,776,866	76,373,709	606,364,740
Shares outstanding	13,114,494	7,368,128	30,166,116	6,952,057	54,370,762
Net asset value per share (redemption price)	15.48	15.88	27.21	10.99	11.15
Maximum offering price per share[1]	16.29	16.72	28.64	11.57	11.61
	Growth Leaders	International Equity	Mid Cap	Mid Cap Value
Net assets	30,437,738	148,091,327	74,506,836	82,870,789
Shares outstanding	2,838,159	9,641,663	5,534,383	7,180,257
Net asset value per share (redemption price)	10.72	15.36	13.46	11.54
Maximum offering price per share[1]	11.28	16.17	14.17	12.15
	Short Maturity Government	Small Company	Sustainable Core Opportunities	Sustainable Growth Opportunities
Net assets	778,020,423	1,047,329,759	180,581,709	100,589,939
Shares outstanding	83,341,161	175,941,089	16,582,354	8,840,319
Net asset value per share (redemption price)	9.34	5.95	10.89	11.38
Maximum offering price per share[1]	9.43	6.26	11.46	11.98

1 For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Allocation Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Growth Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/970 times the net asset value per share.

In the case of Class C, Class I and Class S shares, the maximum offering price is equal to the net asset value per share.

TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the reduced tax rate for non- corporate shareholders (currently 15% but set to increase to 20% for taxable years beginning after December 31, 2010) and the dividends-received reduction for corporate shareholders.

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The Company consists of several separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gain over net short-term capital loss (hereinafter referred to as “capital gain dividends”) are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund’s shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years beginning prior to January 1, 2011.  Under these rules, distributions  comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporation to the extent their stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a reduced tax rate (currently 15% but set to increase to 20% for taxable years beginning after December 31, 2010) in the hands of non-corporate shareholders.  A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income.  In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and other requirements with respect to the Fund’s shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders.  Additionally, to the extent a Fund’s distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes from short -term capital gain, such Fund’s distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Government Securities Fund, International Equity Fund and Short Maturity Government Fund will not be eligible for the dividends received deduction allowed to corporations under the Code (although dividends from the International Equity Fund could be eligible to the extent attributable to dividends from domestic corporations). Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced  tax rate applicable to qualified dividend income in the hand of non-corporate shareholders. The Funds will allocate any dividends eligible for the dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service (“IRS”) may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

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Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Company, or who, to the Company’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amount withheld generally may be allowed as a refund or credit against a shareholder’s federal income tax liability provided the required information is timely provided to the IRS.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, for taxable years of a Fund beginning before January 1, 2010, dividends derived by a RIC from short‑term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest‑related dividends” or “short‑term capital gain dividends,” generally will not be subject to U.S. withholding tax.  Under guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions.  However, in any given tax year, there may be circumstances which would cause a Fund not to designate the maximum amount of interest-related income or short term capital gain income eligible for exemption.  It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as short‑term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.  Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among its classes of shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the recognition of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

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No gain or loss will be recognized for federal income tax purposes by Class B or Class D shareholders on the conversion of their Class B shares or Class D shares, as applicable, into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares or Class D shares, as applicable, converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares or Class D shares, as applicable.  Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B or Class D shares to Class A shares, or any other exchange or conversion of shares.

No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund pursuant to the provisions of the then-current Prospectuses.  A shareholder’s basis in the Class I shares acquired will be the same as such shareholder’s basis in the Class A shares exchanged, and the holding period of the acquired Class I shares will include the holding period for the exchanged Class A shares.  Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A shares for Class I shares of the same Fund, or any other exchange of shares.

If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis (except for foreign currency gains and losses, when are determined on a November 30th year end), and 98% of its capital, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recently proposed legislation will impose a 3.8% excise tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Fund is not required to and does not currently intend to issue stock certificates.

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Except for confirmation of purchases, the cost of these shareholder services is borne by the Funds.

Automated Clearing House (“ACH”). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund’s Prospectus(es) relating to the fund’s objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information and an application.

Check Writing Service. (Class A shares of the Short Maturity Government Fund) A special feature of the Class A shares of this Fund is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned “Check Writing Service” or subsequently, make a written request to the Fund. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Fund’s shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds’ policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund.  If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

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If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Application of Excessive Trading Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under a Fund’s excessive trading policy the Fund may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. A Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If a Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary.  Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor -- such as the rejection of a transaction in Fund shares or the imposition of a fee -- that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

Redemptions in Kind.  Shares normally will be redeemed for cash upon receipt of a request in proper form, although each of the Funds retain the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information.  Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

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GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC’s Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds’ Custodian. State Street is also Dividend Disbursing Agent for the Funds’ shares. SASI is Transfer Agent and Registrar for the Funds’ shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, Vermont 05601-1499.

The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

Audited financial statements for the Company as of November 30, 2009 are incorporated by reference to the Funds’ 2009 Annual Report to Shareholders.

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APPENDIX A:  Bond Ratings

Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor’s Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.  Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation; and

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

APPENDIX B:  Proxy Voting Procedures

Sentinel Asset Management, Inc.

Proxy Voting Philosophy and Procedures

Revised June, 2007

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. (SAM).  For externally managed accounts, the subadviser shall maintain its own proxy voting philosophy and policy.

SENTINEL ASSET MANAGEMENT, INC. PROXY VOTING PHILOSOPHY

In the broadest terms, Sentinel Asset Management, Inc. believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management.  While Sentinel Asset Management, Inc. will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and Sentinel Asset Management, Inc. shareholders.

Using Management Guidance

Sentinel Asset Management, Inc. strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions.  Since the quality of management is one of the most important considerations of Sentinel Asset Management, Inc. portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues.  In many cases, unless such recommendations conflict with the interests of SAC shareholders and Sentinel Asset Management, Inc. clients.  Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of SAC shareholders and Sentinel Asset Management, Inc. clients, resolution is always in favor of the latter group.

Policy on Board of Directors

Sentinel Asset Management, Inc. believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors.  To that end, Sentinel Asset Management, Inc. will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees.  Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance.  Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee

Sentinel Asset Management, Inc. believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals.  Further, the audit committee should have the exclusive authority to hire independent auditors.  Sentinel Asset Management, Inc. will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures

Sentinel Asset Management, Inc. generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values.  Sentinel Asset Management, Inc. generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights.  However, as with all proxy issues, Sentinel Asset Management, Inc. conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that Sentinel Asset Management, Inc. generally opposes:

•     Classification of the Board of Directors

•     Shareholder rights plans (poison pills)

•     Greenmail

•     Supermajority rules to approve mergers or amend charter or bylaws

•     Authority to place stock with disproportionate voting rights

•     Golden Parachutes

Shareholder resolutions that Sentinel Asset Management, Inc. has generally supported:

•     Rescind or prohibit any of the above-anti-takeover measures

•     Annual voting of directors; repeal classified boards

•     Adoption of confidential voting

•     Adoption of cumulative voting

•     Redeem shareholder rights plans

•     Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

Sentinel Asset Management, Inc. carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases.  Sentinel Asset Management, Inc. will generally vote for proposals to increase common shares for a stock split.  Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Sentinel Asset Management, Inc. believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers.  Such plans should be highly correlated to both individual and corporate performance.  Sentinel Asset Management, Inc. will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors.  Sentinel Asset Management, Inc. will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision.  Although each plan will be voted on a case-by-case basis, Sentinel Asset Management, Inc. will generally vote against plans which do not meet several criteria.  Sentinel Asset Management, Inc. standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders.  Sentinel Asset Management, Inc. believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers.  Sentinel Asset Management, Inc. will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options.  Sentinel Asset Management, Inc. may withhold votes for director nominees in the event of option repricing without shareholder approval.  Director compensation plans are viewed on a case-by-case basis, with the goal of  protecting economic interests of shareholders and aligning interests of directors with shareholders.  Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship.  Example of such proposals include requests that a company:

•         allow shareholder control of corporate charitable contributions

•         exit the nuclear power business

•         adopt the MacBride Principles

•         adopt the Valdez Principles

•         stop doing business with the US Department of Defense

•         stop using animals for product testing

•         make donations to a pro-life or pro-choice advocate

•         stop donations to a pro-life or pro-choice advocate

•         move its annual meeting to a town with better public transportation

While Sentinel Asset Management, Inc.’s directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is Sentinel Asset Management, Inc.’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace.  In practice, this generally means voting against these shareholder resolutions.

Conflict of Interest Policy

Sentinel Asset Management, Inc. will seek to identify material conflicts of interest which may arise between a Fund and Sentinel Asset Management’s business relationships.  Such a conflict of interest may arise, for example, where Sentinel Asset Management, Inc., manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity.  A conflict may also arise where the company soliciting the proxy regularly does business with Sentinel Asset Management, Inc., potentially including securities dealers and investment banks.  Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, Sentinel Asset Management, Inc. will vote proxies in accordance with the following procedures:

(1)         If the proposal to be voted upon is specifically addressed in this Philosophy and Procedures, and does not provide discretion to Sentinel Asset Management, Inc. on how to vote the matter, then the proxy will be voted in accordance with the recommendation of the third party proxy voting agent, and Sentinel Asset Management, Inc. will under no circumstances override that recommendation; and

(2)         If the proposal is not addressed in this Philosophy and Procedures or this Philosophy and Procedures provides Sentinel Asset management, Inc. with discretion on how to vote, then Sentinel Asset Management, inc. will vote in accordance with the third party proxy voting agent’s general recommendation on the proposal.

Policy With Respect to Securities Lending

With respect to securities lending transactions, Sentinel Asset Management, Inc. seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.  If Sentinel Asset Management, Inc. determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a  single professional designated by the CEO of Sentinel Asset Management, Inc..  A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

•             Upon receipt, proxies are verified to insure that Sentinel Asset Management, Inc. or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct.  This is verified via RiskMetric Group’s Insitutional Shareholder Services (“ISS”).

•             Every effort is made to insure that proxies are forwarded to Sentinel Asset Management, Inc. by ISS sufficiently in advance of each company’s annual meeting to allow ample time to research the issues, vote and return the proxy.

•             Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched.  ISS provides Sentinel Asset Management, Inc. with an analysis of the issues based on our stated proxy voting guidelines.  This recommendation is taken into consideration in the analysis of each issue; Sentinel Asset Management, Inc. makes the final voting decisions.  When, in the judgment of the “designated professional,” the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a “committee,” will determine the ultimate vote.

•             Based on this research, the proxies are voted by the above-noted designee, who has final discretion on individual issues (except as noted above).

•             After the proxies have been voted, each individual proxy vote is recorded in ISS, and a copy filed.  ISS records: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted.  The copies are filed in the Sentinel Asset Management, Inc. library.  This file is maintained electronically and in the investment library for a period of 5 years.

Sentinel Asset Management, Inc.

Proxy Voting Policies and Procedures For Sentinel Sustainable Core Opportunities Fund, and Sentinel Sustainable Growth Opportunities Fund

(March 2008)

Introduction

Sentinel Asset Management, Inc. (“SAM”) is a registered investment adviser with the U.S. Securities Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  SAM provides investment advisory services to various clients, two of which are the Sentinel Sustainable Core Opportunities Fund, and Sentinel Sustainable Growth Opportunities Fund (the “Funds”).  SAM has the authority and discretion to vote proxy statements relating to the underlying securities that are held in the portfolios of the Funds.  SAM has developed the following Proxy Voting Policies and Procedures (the “Procedures”) which it will apply in voting proxies with respect to securities held in the Funds, in order to ensure that SAM votes such proxies in the best interests of the Funds and their shareholders.  SAM will follow a different set of proxy voting policies and procedures in voting proxies relating to securities held by clients other than the Funds.

Procedures for Voting Proxies

To help make sure that SAM votes Fund proxies in accordance with these Procedures, votes other client proxies in accordance with the procedures applicable to such other clients, and in the best interests of the Funds and other clients, SAM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing SAM’s proxy voting process.  The Committee consists of the following persons at SAM (i) the Chief Compliance Officer; (ii) one representative from the social research department; and (iii) one representative from the investment management department.  The person representing each department on the Committee may change from time to time.  The Committee will meet as necessary to help SAM fulfill its duties to vote proxies for clients, but in any event, will meet at least annually to discuss various proxy voting issues.  The Committee will designate a chair who will be primarily responsible for coordinating the activities of the Committee.  The initial chair will be the representative of the social research department.  The chair also will be primarily responsible for dealing directly with any third party to whom SAM delegates its administrative duties with respect to voting proxies under these Procedures.

One of the main responsibilities of the Committee is to review and approve these Procedures on a yearly basis.  These Procedures are usually reviewed during the fourth quarter of the calendar year and may also be reviewed at other times of the year, as necessary.  When reviewing these Procedures, the Committee looks to see if these Procedures are designed to allow SAM to vote proxies in a manner consistent with the goals of voting in the best interests of the Funds and their shareholders, and maximizing the value of the underlying shares being voted by SAM.  The Committee will also review these Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies.  After these Procedures are approved by the Committee, SAM will vote proxies on securities held in the Funds generally in accordance with these Procedures.

In order to facilitate the actual process of voting proxies, SAM has contractually delegated it administrative duties with respect to voting proxies to a third-party proxy voting agent (“the Agent”).  Both the Agent and the Funds’ custodian monitor corporate events for SAM.  SAM also gives an authorization and direction letter to the Funds’ custodian who then forwards the proxy statements to the Agent to vote the proxy.  On approximately a weekly basis SAM will send the Agent an updated list of the security holdings in the Funds, so that the Agent can update its database and is aware of which proxies they will need to vote on behalf of the Funds.  If needed, the Committee has access to these records.

SAM provides the Agent with these Procedures to use to analyze proxy statements on behalf of the Funds, and the Agent is instructed to vote those proxy statements on behalf of the Funds in accordance with these Procedures.  After receiving proxy statements relating to securities held by the Funds, the Agent will review the proxy issue and vote them in accordance with these Procedures.  When the Procedures state that a proxy issue will be decided on a case-by-case basis, the Agent will contact SAM.  The Committee Chair, who may consult with the appropriate portfolio manager or analyst from the investment management department to the extent necessary, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders and in accordance with the parameters described in these Procedures generally and specifically in the Proxy Voting Guidelines (the “Guidelines”) below.

If these Procedures do not address a particular proxy issue presented with respect to a Fund holding, the Agent will similarly contact SAM.  The Committee chair will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders, and pursuant to the spirit of these Procedures.  These Procedures may be updated to reflect the proxy issue, if appropriate.  After a proxy has been voted, the Agent will create a record of the vote in order to help SAM comply with its duties listed under “Availability of Proxy Voting Records and Recordkeeping” below.

The Committee chair is responsible for overseeing the operations of the Agent in regards to Proxy voting for the Funds and will attempt to ensure that the Agent is voting proxies for the Funds pursuant to these Procedures.  There may be times when SAM believes that the best interests of the Funds and their shareholders will be better served if SAM votes a proxy counter to the established proxy voting guidelines.  In those cases, the Committee may review the research provided by the Agent on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue.  After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information they have gathered to make a determination of how to vote on the issue in a manner which the Committee believes is consistent with these Procedures and in the best interests of the Funds and their shareholders.  The Committee chair will notify the Agent how to vote in these instances.

SAM will attempt to process every vote for proxy statements which it or its Agent receives with respect to the Funds.  However, there are situations in which SAM may not be able to process a proxy.  For example, SAM may not be given enough time to process a vote because SAM or its Agent received a proxy statement in an untimely manner.  SAM will make every effort to avoid a situation where it is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company for the Funds, one of the factors SAM may consider is the quality and depth of the company’s management.  As a result, SAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  Thus, on many issues, SAM votes are cast in accordance with the recommendations of the company’s management.  However, SAM will normally vote shares held in the Funds against management’s position when it runs counter to the Guidelines, and SAM will also vote shares held in the Funds against management’s recommendation when such position is not in the best interests of the Funds and their shareholders.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of SAM will not be influenced by outside sources who have interests which conflict with the interests of the Funds when voting proxies for the Funds.  However, in order to ensure that SAM votes proxies on securities held in the Funds in the best interests of the Funds and their shareholders, SAM has established the systems described below to properly deal with a material conflict of interest.

Almost all proxies that SAM receives on behalf of the Funds are voted by the Agent in accordance with these Procedures.  As stated above, these Procedures are reviewed and approved by the Committee during the fourth quarter of the calendar year and at other necessary times, and the Procedures are then utilized by the Agent going forward to vote proxies on behalf of the Funds.  The Committee approves these Procedures only after it has determined that these Procedures are designed to help SAM vote proxies on  behalf of the Funds in a manner consistent with the goal of voting in the best interests of the Funds and their shareholders.  Because the majority of Fund proxies are voted by the Agent pursuant to the pre-determined Procedures, SAM usually makes no actual determination of how to vote a particular proxy, and therefore, in these cases the proxy votes made on behalf of the Funds do not present a conflict of interest for SAM.

In the limited instances where SAM is considering voting a proxy contrary to the established proxy voting guidelines, or if there are no guidelines, or if the matter is to be determined on a case-by-case basis the Committee chair will first assess the issue to see if he or she is aware of any possible conflict of interest involving SAM or an affiliated person of SAM.  If there is no perceived conflict of interest, the Committee chair will then vote the proxy according to the process described in “Procedure for Voting Proxies” above.  If the Committee chair has actual knowledge of a potential conflict of interest, the vote will be delegated to the Agent to vote in accordance with its general recommendations to its clients who seek its general recommendation on that vote.

Availability of Proxy Voting Information and Recordkeeping

SAM will also retain extensive records regarding proxy voting on behalf of the Funds.  SAM will keep records of the following items:  (i) these Procedures; (ii) proxy statements received regarding Funds’ securities (via hard copies held by the Agent or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of the Funds (via the Agent); and (iv) records of any Fund shareholder’s written request for information on how SAM voted proxies for a Fund, and any written response by SAM to an oral or written shareholder request for information on how SAM voted proxies for the Funds.  These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.  For the first two years, such records will be stored at the offices of SAM.

Proxy Voting Guidelines

The following Guidelines give a general indication as to how SAM will vote shares held by the Funds.  The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the Funds and their shareholders and should facilitate the goal of maximizing the value of the Funds’ investments.  Although SAM will usually vote proxies in accordance with these Guidelines, SAM reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, SAM determines that the best interests of the Funds and their shareholders would be served by such a vote.  Moreover, the list of Guidelines below is not exhaustive and does not include all potential voting issues.  To the extent that the Guidelines do not cover potential voting issues, SAM will vote shares held by the Funds on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the Funds and their shareholders.

Proxy Voting Guidelines

SAM is committed to the financial interests of the Funds and their shareholders, which includes, with respect to the Funds, the responsibility of encouraging socially and environmentally responsible behavior at the companies in which the Funds invest.  To achieve those goals, SAM votes proxies on behalf of the Funds according to the following Guidelines.  In certain cases SAM may deviate from these Guidelines as a company’s particular situation demands.

Diversity

On behalf of the Funds and their shareholders, SAM supports initiatives to increase diversity on boards of directors and among upper management.  Reasons to support these initiatives include the findings of a 2004 study of 353 Fortune 500 companies by Catalyst, which found that companies with the most diversity among senior company leadership significantly outperformed companies with little diversity in senior positions.  According to data analyzed by Catalyst, companies with the most diversity had 35% higher return on equity and 34% higher total shareholder return than companies with little diversity.  1998 study by Hillman, Harris, Cannella and Bellinger, which found that S&P 500 companies with diversity had better shareholder returns with decreased risk to shareholders.  The study also showed that companies with the most women and minority directors produced returns averaging 21% higher than companies with no diversity.  Companies with higher levels of diversity allow them to better reflect and respond to a diverse customer base.  Diversity at the top sends a clear signal to employees that the issue is of importance to the company; a move that coincides with improved employee morale and reduced turnover.  Therefore, with respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

•         SAM will SUPPORT proposals asking management to report on the company’s affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

Equality Principles

•   When voting proxies on shares held in the Funds, SAM will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy.  When so voting, SAM will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

SAM does not invest, on behalf of the Funds, in companies that conduct animal testing when not required by law.  However, companies in which the Funds invest may have conducted animal testing in the past or are required to by law.  With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals asking companies to phase out or stop animal testing when not required by law.

•         SAM will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

CERES & Global Reporting Initiative (GRI)

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska.  The Coalition created a set of principles designed to serve as a guide for environmental stewardship.  By endorsing the principles, a company commits itself to:

•         Work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

•         Clearly define goals and measures of progress;

•         Report to the public the progress towards those goals in a CERES Report format.

The Global Reporting Initiative (GRI) is a multi-stakeholder process and independent institution whose mission is to develop and disseminate globally applicable Sustainability Reporting Guidelines.  These guidelines are for voluntary use by organizations for reporting on the economic, environmental, and social dimensions of their activities, products, and services.  Investors, companies and stakeholders use this information to measure performance, benchmark against peers and evaluate risks.  With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals asking management to endorse the CERES Principles.

•         SAM will SUPPORT proposals asking management to issue a sustainability reporting using the Global Reporting Initiative (GRI) guidelines.

Emissions of Pollutants

With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals that ask management to control reduce or minimize emissions of pollutants into the air, water and soil.

•         SAM will SUPPORT proposals that ask management to review alternative energy resources, such as solar or wind power.

Safer Chemicals and Substitution Policies

Companies face increased risks of market exclusion, damage to their reputations, interrupted supply chains and costly litigation due to rising public awareness and concern about the safety of toxic chemicals in consumer products.  Companies have responded to the concerns of governments, shareholders and consumers in recent years by halting the sale and production of products containing mercury, polyvinylchloride (PVC) and other toxic chemicals.  With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals that ask companies to phase out specific toxic chemicals where safe alternatives are available, report on their progress in doing so or on the feasibility of doing so.

•         SAM will SUPPORT proposals that ask companies to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals applicable to those products.

Hazards at Facilities

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities.  Shareholders have asked companies to provide this information in a report to the community. With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

Take Action on Climate Change

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 365 parts per million.  Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger more severe storms, more frequent droughts and increased smog and other natural disasters.  Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels.  Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement. With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals that ask management to report or take action on climate change.

Genetically Engineered Products

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment.  Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company.  With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals asking management to label, or restrict or phase out sales of genetically engineered products.

•         SAM will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have rigorous comprehensive labor or environmental codes or do not enforce them.  As a result, numerous reports have surfaced about deplorable working conditions, also known as “sweatshops.”  Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories.  With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals that ask management to report on global company or contractor labor standards.

•         SAM will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions or other labor standards.

•         SAM will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

Operations in Mexico

In 1965, the Mexican government created the maquiladora program to combat high unemployment in northern Mexico.  U.S. companies have moved many manufacturing operations to the area to lower their costs, which has been beneficial for many Mexicans and Americans in the form of jobs and affordable goods.  However, critics say the development has come at the cost of worker safety, environmental pollution and low wages.  Therefore, with respect to proxies on shares held in the Funds,

  SAM will SUPPORT proposals that ask management to report on or review operations in Mexico, or adopt labor standards for operations in Mexico.

Operations in Burma

The SPCD, the ruling military government in Burma (also known as Myanmar), has been accused of gross human rights violations in the deaths of over 10,000 civilians following political unrest.  International human rights groups have also found evidence of extra-judicial killings, rape and use of forced labor in enforcing a cease fire between various ethnic groups.  The international community has heeded the call by the National Coalition Government of the Union of Burma, a government-in-exile, for economic sanctions against the country and the ruling military regime.

Although SAM will usually avoid investing, on behalf of the Funds, in companies with operations in Burma, there may be exceptions for humanitarian products and services, such as food and medicines.  We will follow these guidelines for proposals related to Burma, with respect to proxies on shares held in the Funds:

  SAM will SUPPORT proposals asking the company to cut financial or business ties to the ruling military regime.  We will also support resolutions that ask management to suspend all operations in Burma.

  SAM will SUPPORT proposals that ask management to report on operations in Burma.

  SAM will SUPPORT proposals that ask management to use no contractors in or source products from Burma.

China

As an emerging economic power, China manufactures many products for companies in nations around the world.  Human rights groups are concerned about working conditions in China, including the possible use of forced or slave labor to produce goods.  The Chinese government says prisons are designed to maintain social order and produce goods for the economy, but the goods in those prisons are not exported outside of China. With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals that ask management to certify that company operations in China are conducted free of forced or slave labor.

•         SAM will SUPPORT proposals asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

Tobacco

SAM does not invest, on behalf of the Funds, in companies that are involved in the production of tobacco, but this does not include media companies that may accept advertising revenue from tobacco companies.  The promotion of tobacco products, particularly when they are targeted at children, may be counter to the best interests of the Funds and their shareholders.  Additionally, second-hand smoke can pose health risks in the work environment.  With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals to sever the company’s links to the tobacco industry.

•         SAM will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

•         SAM will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

Non-Partisanship and Political Contributions

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates.  There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process.   With respect to proxies on shares held in the Funds,

•         SAM will SUPPORT proposals asking companies to affirm political non-partisanship.

•         SAM will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions.

•         SAM will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions.  However, SAM will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

Board of Directors

Boards may be most effective when they include people from diverse backgrounds who are independent from management.  This is the most effective way for the board to represent shareholders’ interests.  When voting proxies on shares held by the Funds, SAM defines directors as independent when the following criteria are met:

1.     Director is not an current or former employee of the company.

2.     Director is not an employee of a significant supplier or customer of the company.

3.     Director is not in an interlocking relationship, where an executive sits on the board of another company that employs the first director.

4.     Director is not a member of an entity that is one of the company’s paid consultants or advisers.

5.     Director does not have a personal contract with the company or one of its affiliates or subsidiaries.

6.     Director does not have any other personal, professional or financial relationship with any executives of the company that would impair the objectivity of the board member’s independent judgment.

SAM votes shares held by the Funds in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

  SAM will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

  SAM will WITHHOLD votes from all directors if less then 50% of directors are independent.  Similarly, we withhold votes from all directors if less than 100% of each committee’s membership is composed of independent directors.  SAM considers the audit, compensation and nominating committees to be key committees.

  SAM will WITHHOLD votes from members of the audit committee if non-audit fees to the company independent accountant exceed 25% of aggregate fees.  We believe that the objectivity and independence of the auditor is compromised when a large percentage of fees are obtained from non-audit services.

  SAM will WITHHOLD votes from all director nominees if the company does not ask for shareholder approval of the company’s auditor.

  SAM will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings.  We believe each director should devote the time necessary to effectively perform his or her duties as a director.

  SAM will WITHHOLD votes from individual directors if they are retired from active employment and serve on the boards of five (5) or more companies, or if they are actively employed and serve on the boards of two (2) or more companies.

  SAM will WITHHOLD votes from all directors if the board has a classified structure.  Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

Board of Directors – Related Proposals

With respect to proxies on shares held in the Funds,

  SAM will SUPPORT proposals to increase diversity and allow union and employee board representation.

  SAM will SUPPORT proposals to remove classified boards and OPPOSE proposals to instate them.  Classified boards can present an impediment to free market control, as it may serve as a form of anti-takeover defense.  SAM believes the annual election of directors make them more accountable to shareholders.

  SAM will generally SUPPORT proposals to separate the positions of Chairperson and Chief Executive Officer.  Similarly, SAM will generally SUPPORT proposals asking the Chair to be an independent director.

  SAM will SUPPORT proposals seeking to increase board independence and committee independence directors on the board and on each committee.

  SAM will SUPPORT proposals that seek to limit director liability.  Recent trends indicate a rise in the number of suits filed against company executives.  While directors should be held accountable for their actions, they should be protected from decisions made in good faith.

  SAM will OPPOSE proposals requiring minimum stock ownership if 1,000 more shares or more are required of each director.

  SAM will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors.  The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

  SAM will generally SUPPORT proposal requiring that director nominees receive at least 50% of the vote to be elected to the board of directors.  Since many corporate board elections are uncontested, a vote of less than 50% shows a significant lack of shareholder confidence in the nominee.

Auditors

With respect to proxies on shares held in the Funds,

  SAM will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

  SAM will examine the fees paid to the independent auditor, as disclosed in the company proxy statement, to determine the ratio of non-audit fees to the aggregate fees.  The objectivity and independence of the auditor may be compromised when a large percentage of fees are obtained from non-audit services.

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance.  SAM is mindful of the effects of these actions, and the rationale of the management for instituting the changes.  The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management.  Therefore, with respect to proxies on shares held in the Funds,

  SAM will OPPOSE management proposals to increase authorized common stock if the proposed increase is not intended to effect a merger, stock split, re-capitalization or other reorganization.

  SAM will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

  SAM will OPPOSE management proposals to authorize or increase blank check preferred stock, when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

  SAM will OPPOSE management proposals to eliminate preemptive rights.

Corporate Restructuring

SAM looks at all mergers and other corporate actions on a case-by-case basis.  With respect to proxies on shares held in the Funds, SAM evaluates mergers by looking at the financial impact on the Funds and at the social implications to stakeholders.

Corporate Takeover Defenses

Greenmail provisions are designed to thwart hostile takeover attempts.  The company being targeted for takeover, in an effort to maintain control, offers a premium on shares owned by the hostile potential buyers.  SAM believes this practice is not fair to shareholders, as one party receives a premium not available to other shareholders.  Anti-greenmail provisions in corporate charters act to discourage firms from raiding and bullying a company in hopes of obtaining a short-term gain.

•         SAM will SUPPORT anti-greenmail provisions, and OPPOSE the payment of greenmail.

Shareholder rights plans, commonly known as “Poison Pills” are one of the most popular types of corporate defense mechanisms.  Shareholders are given rights to purchase shares at a deep discount in certain circumstances, such as when a hostile third party buys a certain percentage of the company’s outstanding stock.  When that percentage is achieved, the plan is triggered and shareholders are able to buy stock at a discount price.  The practice effectively kills the takeover bid, as the voting power of the hostile party is diluted.  Critics say these poison pill plans give directors strong powers to reject offers or discourage them altogether, which may not be in the best interest of shareholders.  Therefore, with respect to proxies on shares held in the Funds,

•         SAM will SUPPORT resolutions to redeem shareholder rights plans.

•         SAM will OPPOSE the adoption of a shareholder rights plan.

Shareholder Issues

With respect to proxies on shares held in the Funds,

  SAM will SUPPORT shareholders’ rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

  SAM will SUPPORT proposals that ask management to rotate the annual meeting location, as a means of providing greater shareholder access to the company.

  SAM will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers. SAM will support proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions.  Conversely, SAM will OPPOSE proposals to establish those super- majority requirements.

  SAM will SUPPORT proposals asking the company to consider factors other that the interests of the shareholders in assessing a merger or takeover bid.

Executive Compensation

A properly planned and executed compensation program can have the effect of providing incentive to employees and executives critical to the long-term health of the company.  Such a properly implemented program will also align the goals and reward of employees with those of stockholders.  A comprehensive and well-designed compensation program of stock, salary and bonus components that is clearly understood by all parties can effectively achieve that goal.

Mindful that such compensation should not harm shareholders while enriching executives and employees, SAM follows the following guidelines on the various forms of compensation, in voting shares held in the Funds:

  SAM will OPPOSE the approval of the stock option, stock award and stock purchase plans if the overall dilution of all company plans on outstanding shares is greater that 10%.  Additionally, SAM will OPPOSE a plan if it has an automatic replenishment feature to add a specified number of percentage of shares for an award each year.

  SAM will OPPOSE the approval of stock option, stock award and stock purchase plans if the plans grant the administering committee the authority to reprice or replace underwater options to grant reload options, or to accelerate the vesting requirements of outstanding options.  SAM will also OPPOSE stock option plans with minimum vesting requirements of less than two years.

  SAM will OPPOSE the approval of a stock option plan if the options are prices at less than 100% of fair market value of the underlying shares on the date of the grant.

  In general, SAM will OPPOSE shareholders proposals that seek to limit executive compensation to an absolute dollar amount.  SAM will evaluate other shareholder proposals that see to limit executive compensation on a case by case basis.

GLOBALT Investments

2009 Proxy Voting Policies

GLOBALT has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established by our advisory contracts.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

In an effort to make more informed proxy voting decisions, GLOBALT hired Glass Lewis & Co. to act as our proxy advisor.  Glass Lewis provides GLOBALT with in-depth research on all proxies issued by the companies in our clients’ portfolios and voting recommendations for all proposals contained in those proxies.  GLOBALT has complete decision-making authority and instructs our voting agent, IRRC (Investor Responsibility Research Center), whether we accept Glass Lewis’ recommendation or disagree and how we wish them to vote. We have every confidence that this added benefit only enhances our service to our clients as we make voting decisions in the best economic interest of the portfolios.

The following is a summary of our proxy voting policies.  References to “GLOBALT/we” include internal personnel, as well as third party service vendors.

Policy Overview

I.  A Board of Directors that Serves the Interests of Shareholders

Election of Directors

GLOBALT looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics:  (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

Independence

GLOBALT looks at each individual on the board and examines his or her relationships with the company, the company’s executives and with other board members.  The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.  We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party.

To that end, we classify directors in three categories based on the type of relationships they have with the company:

1.                Independent Director - A director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years prior to the inquiry are usually considered to be “current” for purposes of this test.

2.                Affiliated Director - A director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.  This includes directors whose employers have a material financial relationship with the Company.  In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

3.                Inside Director – An inside director is one who simultaneously serves as a director and as an employee of the company.  This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

GLOBALT believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent.  In general, we feel that at least two-thirds of the members of the board should consist of independent directors.  In the event that more than one third of the members are affiliated or inside directors, GLOBALT typically withholds votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

We believe that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.  GLOBALT typically withholds votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

In addition, we apply heightened scrutiny to avowedly “independent” chairmen and lead directors.  We believe that they should be unquestionably independent or the company should not tout them as such.

Performance

GLOBALT favors governance structures that will drive performance and create shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.  GLOBALT typically withholds votes from the following:

Board members generally:

1.        A director who fails to attend a minimum of 75% of the board meetings and applicable committee meetings.

2.        A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings (We look at these forms on a case-by-case basis).

3.        A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

4.        A director who has received two “withhold” recommendations from GLOBALT advisor Glass Lewis for identical reasons within the prior year at other companies.

Audit committee members:

1.        All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

2.        All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.

3.        All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

4.        All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter has been issued.

5.        All members of an audit committee at a time when accounting fraud occurred at the company.

6.        All members of an audit committee at a time when financial statements had to be restated due to negligence or fraud.

7.        All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

8.        All members of an audit committee at a time when the company fails to report or to have its auditor report material weaknesses in internal controls.

9.        All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

10.     The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

11.     All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

12.     The chair of the audit committee if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

13.     The audit committee chair if the audit committee did not meet at least 4 times during the year.

14.     The audit committee chair if the committee has less than three members.

15.     All audit committee members who sit on more than three public company audit committees.

16.     All members of the audit committee when the company receives a “material weakness” letter from the auditor in their 10-K.

Compensation committee members:

1.        All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance.

2.        All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.

3.        All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

4.        All members of the compensation committee if excessive employee perquisites and benefits were allowed.

5.        The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).

6.        Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance and is also suspect at the company in question.

Governance committee members:

1.        All members of the governance committee during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

2.        The governance committee chair when the chairman is not independent and an independent lead or presiding director has not been appointed.

Nominating committee members:

1.        All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.        The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).

3.        In the absence of a governance committee, the nominating committee chair when the chairman is not independent and an independent lead or presiding director has not been appointed.

Experience

GLOBALT typically withholds votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders

Likewise, GLOBALT looks for boards with talented directors who have a diversity of backgrounds and experience that will enable them to understand the issues particular to the company where they serve and who collectively have the ability to review and judge the critical issues they decide on behalf of shareholders.

Where GLOBALT believes this diversified talent is missing from the board, we withhold votes as appropriate to address the issue.

Other Considerations

Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict of interest.  Accordingly, GLOBALT withholds votes from the following types of affiliated or inside directors under nearly all circumstances.

Conflict of Interest:

1.        CFO who presently sits on the board.  In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders.  Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board.

2.        Director who presently sits on an excessive number of boards.  A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold vote from GLOBALT.

3.        Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company.  The one exception to this is for a representative of a law firm where the firm serves as general counsel to the company (or the board member serves as general counsel) if there is 1/3 or fewer affiliates and insiders on the board, including that director.  These services may include legal, consulting or financial services to the company.

4.        Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

5.        Current interlocking directorships.  CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.

While we do not believe there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors.  At the other end of the spectrum, we believe that boards whose size exceeds 15 will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions.

To that end, we typically vote against the chairman of a board with fewer than 5 directors.  With boards consisting of more than 20 directors, we typically vote against the members of the governance committee (or the nominating committee in the absence of a governance committee). For boards with between 15 and 20 directors, we make a case-by-case determination.

Controlled Companies

Controlled companies present an exception to our independence recommendations.  The board of directors’ function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual.  Consequently, GLOBALT does withhold votes from boards whose composition reflects the makeup of the shareholder population.  In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

The independence exceptions that we make for controlled companies are as follows:

1.We do not require that controlled companies have boards that are at least two-thirds independent.  So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence non-independent board members.

2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.

a. We believe that controlled companies do not need to have standing nominating and corporate governance committees.  Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies’ shareholder base make such a committee both less powerful and less relevant.

b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company’s senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director.  Although, in our opinion, an independent director in a position of authority on the board – such as the chairman or presiding director – is best able to ensure the proper discharge of the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

We do not make independence exceptions for controlled companies in the case of audit committee membership.  Audit committees should consist solely of independent directors.  Regardless of the company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements.

In the case where an individual or entity owns more than 50% of the company’s voting power but the company is not deemed a “controlled” company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

Separation of the roles of Chairman and CEO

GLOBALT believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position.  The role of executives is to manage the business on the basis of the course charted by the board.  Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board.  This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

GLOBALT votes for proposals to separate the roles of chairman of the board and CEO, except in circumstances where the existing arrangement has worked out to be economically beneficial to shareholders so as not to warrant a change at the time proposed.

In the absence of an independent chairman, GLOBALT votes for a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Declassified Boards

GLOBALT generally votes for the repeal of staggered boards and the annual election of directors.  We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

Mandatory Director Retirement Provisions

Director Term Limits

Term limits are typically not in the best interests of shareholders. GLOBALT generally votes against term limits. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director’s performance.  Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate.  Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

GLOBALT believes the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies.  Therefore, in certain circumstances, we vote for term limits that are set at not less than 10 years.

Director Age Limits

GLOBALT believes that age limits are not in the best interests of shareholders. Age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director’s performance.  Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate.  While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date.  The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. Accordingly, GLOBALT generally votes against age limits for directors. Only in situations where we feel a needed change has not occurred through other means might GLOBALT vote in favor of such a limit.

Requiring Two or More Nominees per Board Seat

There have been a number of shareholder proposals in recent years that have attempted to address a growing sentiment among shareholders that director elections should be more than just for show.  One such proposal requires that the board give shareholders a choice of directors for every seat in every election.

GLOBALT generally votes for proposals seeking to open the election process to multiple nominees or requiring a minimum threshold of support for a director’s election. This process is more likely to produce a qualified board of directors, and a board that is more responsive to shareholders than the system currently in place at most companies.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

We believe the role of the auditor is crucial in protecting shareholder value.  Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company’s books to ensure that the information ultimately provided to shareholders is accurate, fair and a reasonable representation of the company’s financial position.  The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest.  Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve.  Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board’s selection of an auditor for the coming year.

GLOBALT generally votes for management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically withholding votes from the chairman of the audit committee of the board and occasionally from the entire audit committee in exceptional situations.

Reasons why we may vote against ratification of the auditor include:

•         When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

•         If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

•         When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

•         When audit fees are excessively low, especially when compared with other companies in the same industry.

•         When the company has aggressive accounting policies.

•         When the company has poor disclosure or lack of transparency in its financial statements.

•         We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

We typically support audit related proposals regarding:

•         Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income.  This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

GLOBALT believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.  In our view, projected income from pensions does not truly reflect a company's performance.

Reporting Contributions and Political Spending

GLOBALT believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public.  Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board.

III. The Link Between Compensation and Performance

Equity-Based Compensation Plans

GLOBALT evaluates option and other equity-based compensation plans on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, re-pricing history and express or implied rights to re-price, the presence of evergreen provisions and other factors into account in our analysis.

GLOBALT uses the proprietary model developed by its third-party advisor, Glass Lewis, to evaluate plans based on each of the following principles:

•         Companies should seek more shares only when they need them.

•         Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

•         If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•         Annual net share count and voting power dilution should be limited.

•         Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•         The expected annual cost of the plan should be proportional to the value of the business.

•         The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•         Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•         Plans should not permit re-pricing of stock options.

•         Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

GLOBALT disfavors option exchanges, which re-price options after their initial grant. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally.  We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of re-pricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk.  In short, re-pricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.  Re-pricing is tantamount to a re-trade. As such, GLOBALT generally votes against option exchanges.

There is one circumstance in which a re-pricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and re-pricing is necessary to motivate and retain employees.  In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation “bargain” was struck.  In such a circumstance, we will vote for a re-pricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

GLOBALT believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent.  We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans.

GLOBALT generally votes for performance-based option requirements.

Linking Pay with Performance

GLOBALT strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing.  GLOBALT’s advisor, Glass Lewis, has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000.  The Glass Lewis model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group.  Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance.

GLOBALT uses this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot.  Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. GLOBALT recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision enables us to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan.  In order to allow for meaningful shareholder review, we believe that these proposals should generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide the very minimum disclosure set forth above or where the proposed plan is excessive when compared with those of the companies’ peers, GLOBALT typically votes against the plan.  The company’s track record of aligning pay with performance (as evaluated using Glass Lewis’ proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue.  Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to vote against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders.  Director fees should be competitive in order to retain and attract qualified individuals.  However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations.  GLOBALT uses the results of this model to assist in making our voting decisions on director compensation plans.

Options Expensing

GLOBALT strongly favors the expensing of stock options.  We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings.  When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished. We will always vote for a proposal to expense stock options.

Limits on Executive Compensation

As a general rule, GLOBALT believes that shareholders should not be involved in setting executive compensation.  Such matters should be left to the board's compensation committee.  We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.  Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, GLOBALT favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders.  Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

Limits on Executive Stock Options

Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values.  Accordingly, we typically vote against caps on executive stock options.

Linking Pay to Social Criteria

GLOBALT believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. We also believe, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. The board's compensation committee can be held accountable for the compensation awarded through the election of directors.

Full Disclosure of Executive Compensation

GLOBALT believes that disclosure of information regarding compensation is critical to enabling the evaluation of the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically GLOBALT votes against these plans to protect their financial interests and ensure they have the opportunity to consider any offer for their shares, especially those at a premium.

Boards should be given wide latitude in directing the activities of the company and charting the company's course.  However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial.  It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

In certain limited circumstances, we will vote for a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

Right of Shareholders to Call a Special Meeting

GLOBALT strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.  A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Shareholder Action by Written Consent

GLOBALT strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.  A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Authorized Shares

Adequate capital stock is important to the operation of a company.  When analyzing a request for additional shares, GLOBALT typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

(i)       Stock Split –

(ii)     Shareholder Defenses

(iii)    Financing for Acquisitions

(iv)   Financing for Operations

Issuing additional shares can dilute existing holders in limited circumstances.  Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors.   Accordingly, where GLOBALT finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, GLOBALT typically votes against the authorization of additional shares.  While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot.  Notice requirements typically range between three to six months prior to the annual meeting.  These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice.  However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not.  Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year’s annual meeting.

Accordingly, GLOBALT typically votes against these proposals.

Voting Structure

Cumulative Voting

Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board.  Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.  In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard.  GLOBALT believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting.  The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Accordingly, GLOBALT reviews these proposals on a case-by-case basis factoring in the independence of the board and the status of the company’s governance structure.  However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place.  In those instances, GLOBALT typically votes for cumulative voting.

Supermajority Vote Requirements

GLOBALT believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests.  One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

GLOBALT believes that shareholders should have a say in all matters up for a vote. Therefore, we generally do not vote to give our proxy to management to vote on any other business items that may properly come before the annual meeting.  In our opinion, granting unfettered discretion is unwise.

Conflicts of Interest

In the case of material conflicts of interest, GLOBALT, in accordance with this pre-determined policy, would vote proxies based on the recommendation of our independent third-party advisor (Glass Lewis).

Offshore Reincorporation

U.S. to Offshore

We generally oppose “corporate inversion” transactions, which generally involve a move from the United States to a country with lower corporate tax rates. While we recognize that there are often significant tax advantages to the company from such a reincorporation, there are real and substantial disadvantages, namely: (i) these transactions constitute a taxable event under section 367 of the Internal Revenue Code, such that shareholders will recognize a gain to the extent that the share price at closing exceeds their basis in the stock; (ii) shareholders often have fewer rights in these foreign jurisdictions (and what rights they do have are certainly less well understood and harder to enforce), including, for example, that Bermuda does not allow for automatic enforcement of U.S. judgments such as derivative action judgments; (iii) there are potential economic and political ramifications – such as denial to federal contracts -- that could substantially injure the fundamental business operations and success of the company; and (iv) the tax advantages may be short-lived – or even illusory -- as evidenced by pending congressional bills that threaten to reduce or eliminate the tax advantages associated with inversion transactions both prospectively and retroactively. See Office of Tax Policy, Department of the Treasury, Corporate Inversion Transactions: Tax Policy Implications at 3 n.2 (citing introduced bills). Accordingly, we will rarely, if ever, be supportive of an inversion transaction that involves a reincorporation outside of the United States.

Offshore to U.S.

Proposals concerning reincorporating the company in a U.S. state involve quite a different analysis. At this point, the company in question is already experiencing the tax benefits of being a Bermuda or other non-U.S. corporation, and we believe the stock price often reflects that status.

We take the company’s trailing price-to-earnings multiple to calculate how much the tax savings is actually worth and what percentage of the company’s market capitalization it represents. Since the academic evidence suggests that companies that move offshore do not experience reduced price-to-earning ratios, we anticipate that reincorporating in the U.S. would likely not affect the Company’s current multiple. Accordingly, we estimate what a move back to the United States will likely cost shareholders as a percentage of the value of their stock. By taking the company’s current stock price, we can then estimate what it will be at solely as a result of reincorporation in the U.S.

Commonly, proponents of returning to the U.S. have suggested that the company in question might lose business (such as government contracts) by virtue of being domiciled offshore. We can calculate how much the company would have to lose in revenue to offset the tax advantages it currently obtains by being domiciled offshore, and in the cases we have reviewed, it has not been a strong argument when you look at the figures.

We note that for some shareholders, reincorporation in the United States may create a taxable event, depending on how such a transaction is structured and the stock price at the time of the closing. We are concerned that shareholders whose basis is less than the stock price at that time may have another tax realization event hard on the heels (assuming the company recently reincorporated outside of the U.S.) of the one incurred when the company originally reincorporated offshore.

Finally, we agree with proponents’ argument that incorporating in a U.S. state would increase U.S. shareholders’ ability to enforce their rights against officers and directors. Recent experience has underscored the importance of a well-settled body of law, as well as the importance of being able to enforce a judgment when officers and directors breach their fiduciary duties. There also may be, proponents often point out, substantial harm to the company’s reputation and image as a result of its being domiciled offshore.

Weighing all of these factors, however, we conclude that the admittedly important benefits cited by proponents are generally outweighed by the potential stock price effect.

V.  Shareholder Initiatives and Management of the Firm

GLOBALT evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Labor Standards and Human Rights

GLOBALT supports proposals that seek to protect human rights, improve workplace diversity, and advance equal employment opportunities.

China Principles

GLOBALT votes against proposals to implement the China Principles unless:

•             There are serious controversies surrounding the company’s China operations; and

•             The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-Specific Human Rights reports

GLOBALT votes case-by-case on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•         The nature and amount of company business in that country;

•         The company’s workplace code of conduct;

•         Proprietary and confidential information involved;

•         Company compliance with U.S. regulations on investing in the country; and

•         Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

GLOBALT votes case-by-case on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•         The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

•         Agreements with foreign suppliers to meet certain workplace standards;

•         Whether company and vendor facilities are monitored and how;

•         Company participation in fair labor organizations;

•         Type of business;

•         Proportion of business conducted overseas;

•         Countries of operation with known human rights abuses;

•         Whether the company has been recently involved in significant labor and human rights controversies or violations;

•         Peer company standards and practices; and

•         Union presence in company’s international factories

GLOBALT generally votes for reports outlining vendor standards compliance unless any of the following apply:

•         The company does not operate in countries with significant human rights violations;

•         The company has no recent human rights controversies or violations; or

•         The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

GLOBALT votes case-by-case on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•         Company compliance with or violations of the Fair Employment Act of 1989;

•         Company antidiscrimination policies that already exceed the legal requirements;

•         The cost and feasibility of adopting all nine principles;

•         The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•         The potential for charges of reverse discrimination;

•         The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•         The level of the company’s investment in Northern Ireland;

•         The number of company employees in Northern Ireland;

•         The degree that industry peers have adopted the MacBride Principles; and

•         Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Workplace Diversity

Board Diversity

GLOBALT generally votes for reports on the company’s efforts to diversify the board, unless:

•         The board composition is reasonably inclusive in relation to companies of similar size and business; or

•         The board already reports on its nominating procedures and diversity initiatives.

GLOBALT votes case-by-case on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•         The degree of board diversity;

•         Comparison with peer companies;

•         Established process for improving board diversity;

•         Existence of independent nominating committee;

•         Use of outside search firm; and

•         History of EEO violations.

Equal Employment Opportunity (EEO)

GLOBALT generally votes for reports outlining the company’s affirmative action initiatives unless all of the following apply:

•         The company has well-documented equal opportunity programs;

•         The company already publicly reports on its company-wide affirmative initiatives and provides data on its  workforce diversity; and

•         The company has no recent EEO-related violations or litigation.

GLOBALT votes against proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

GLOBALT votes for reports outlining the company’s progress toward the Glass Ceiling Commission’s business recommendations, unless:

•         The composition of senior management and the board is fairly inclusive;

•         The company has well-documented programs addressing diversity initiatives and leadership development;

•         The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•         The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

GLOBALT votes for proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

GLOBALT votes against proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Military and US Government Business Policies

GLOBALT believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies

GLOBALT believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

Environmental Policies

GLOBALT votes on all proposals referenced in the “Environmental Policies” section according to what we believe to be in the best economic interests of shareholders absent any specific instructions from our clients.

Drug Pricing

GLOBALT votes case-by-case on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•         Whether the proposal focuses on a specific drug and region

•         Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•         The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•         Whether the company already limits price increases of its products

•         Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•         The extent that peer companies implement price restraints

Genetically Modified Foods

GLOBALT votes against proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

GLOBALT votes case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•         The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

•         The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

•         Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

•         Any voluntary labeling initiatives undertaken or considered by the company.

GLOBALT votes case-by-case on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•         The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

•         The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

•         The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

GLOBALT votes against proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. GLOBALT votes against proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Steinberg Asset Management, LLC

Implementation Date: March 2004

Latest Update: December 2007

____________________________________________________________________________________

Policy

It is the policy of SAM to vote proxies in the interest of maximizing value for its clients.  Proxies are an asset of a client, which should be treated by SAM with the same care, diligence, and loyalty as any asset belonging to a client.  To that end, SAM will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Proxy Committee

Proxy voting is overseen by the SAM Proxy Committee.  The Proxy Committee is composed of senior investment, operations and client service professionals.  The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy.  Specifically, the Committee:

    Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy’s overall mandate of serving the best economic interests of those SAM advisory clients for which the firm has proxy voting authority.

    Considers special proxy issues as may arise from time to time, including voting proxies:

  for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or where an exception to the established Guidelines may be in the best interests of SAM clients.

Proxy Voting Administration

Finance and Compliance administers this Policy on a continuous basis through a Proxy Team that reports to the CCO.  The Proxy Team has the following duties:

1.                    Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2.                    Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

3.                    Routine voting of proxies in accordance with this Policy and SAM’s Proxy Voting Guidelines.

4.                    Coordinate the Proxy Committee’s review of any new or unusual proxy issues.

5.                    Oversee the proxy voting services provided by RiskMetrics Group (“RMG”).

6.                    Insure that any information that is key to making a proxy voting decision is entered into the “Notes” section of the RMG system.

7.                    Coordinate responses to SAM investment professionals’ questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

8.                    Establish and preserve (or ensure that SAM’s proxy service provider, RMG, does so) all required records as to proxy voting.

9.                    Ensure that clients that so request are timely furnished copies of this Policy.

10.                 Establish and maintain the means by which reports of proxy voting on behalf of SAM-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines

SAM policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines (“Guidelines”), as established by the Proxy Committee.  A copy of the Guidelines is attached and incorporated within this Policy as Attachment A.  As an aid rather than a substitute for applying the Guidelines, SAM also regularly considers the analysis and recommendations of RMG.  In the event that SAM does not vote in the direction of management’s recommendation, it will generally complete the “Notes” section of RMG to explain its rationale for the vote.

Loaned Securities

Many SAM clients have entered into securities lending arrangements with agent lenders to generate additional revenue. SAM will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, SAM may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Non-U.S. Share Voting – Share Blocking

Proxies of certain foreign companies listed on foreign exchanges impose share blocking restrictions around company meetings whereby shareholders must deposit their shares before the date of the meeting with a designated depository.  During the blocking period, shares held at the depository cannot be sold until the meeting has taken place and the shares returned. Because of this liquidity constraint, Steinberg generally will not vote meetings that involve share blocking.  Steinberg believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during the blocking period).  Steinberg evaluates on a case by case basis whether there is a compelling reason to vote shares even with share blocking in effect.

Non-U.S. Share Voting – Administrative Issues

In addition, voting proxies of issuers in non-US markets – as well as occasionally in U.S. markets – may give rise to a number of administrative issues that may prevent SAM from voting such proxies. For example, SAM through RGM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.  Further, custodian banks that feed share information to RGM may provide late, inaccurate or incomplete information which results in shares remaining un-voted.  Other markets require RGM and SAM to provide local agents with power of attorney prior to implementing voting instructions. Although it is SAM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Conflicts of Interest

SAM’s policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates.  SAM has various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.

  SAM’s Code of Ethics specifically limits the flow of certain business-related information.

  Within SAM, the Code of Ethics affirmatively requires that Employees act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the employee’s interests and those of SAM’s clients.

  By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

1.             To disclose to the CCO or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how SAM shall vote proxies; and

2.             To refrain from taking into consideration, in the decision as to whether or how SAM shall vote proxies:

  The existence of any current or prospective material business relationship between SAM or any of it’s affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

  Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the SAM Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, SAM’s policy is to invoke one or more of the following conflict management procedures:

1.                    Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

2.                    Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include SAM’s proxy service provider, RMG.

3.                    In unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to SAM’s clients so that they may vote the proxies directly.

Conflicts of interest are to be monitored and resolved pursuant to the Proxy Voting Policy described above.

Availability of Policy and Proxy Voting Records to Clients

SAM will initially inform clients of this Policy and how a client may learn of SAM’s voting record for the client’s securities through summary disclosure in Part II of Form ADV. Upon receipt of a client’s request for more information, SAM will provide to the client a copy of this Policy and/or how SAM voted proxies for the client pursuant to this policy for up to a one-year period.

Attachment A

Proxy Voting Guidelines

The following guidelines have been established as a framework for exercising fiduciary authority in voting proxies for our fully discretionary accounts, including ERISA accounts in accordance with the views of the Department of Labor “DOL” as set forth in an advisory letter known as the “Avon letter”.  Accordingly, SAM as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan’s participants or beneficiaries.  These guidelines are, however, merely guidelines as specific situations may call for unique responses and as such are not intended to be rigidly applied.

SAM’s proxy policy is based on the following positions:

(i)            Management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and

(ii)           Measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term basis and should not be supported.

The Board of Directors

A. Director Nominees

SAM places a high degree of importance on board independence and will withhold votes for nominees who are insiders or affiliated outsiders on compensation, audit, or nominating committees.  Otherwise, votes shall be cast for the entire slate of directors nominated by the board.

This is based on the view that, management is in a good position to determine the credibility and potential contributions of the nominees and that director selection alone does not materially affect a company’s market value.

Factors that may alter this policy are the establishment of anti-takeover measures limiting shareholder rights, conflicts of interest including consulting fees, abusive compensation schemes, poor attendance, failure to implement shareholder proposals that have voted favorably by the majority of shareholders or long-term poor economic performance.

B. Classified or Staggered Boards

Votes shall be cast against proposals to classify or stagger boards.  Votes shall be cast for shareholder proposals to de-classify boards.

This is based on the view that periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate.

C. Cumulative Voting

Votes shall be cast on a case by case basis.

Under cumulative voting each stockholder is permitted to cast a number of votes equal to the number of share owned multiplied by the number of directors to be elected in any manner desired.  Therefore cumulative voting can enable minority shareholders, dissatisfied with entrenched management, board representation.

If we are pleased with the current structure of the board, we will vote against such proposals.  If there is evidence that management is entrenching the board or if other anti-takeover devices are in place we will generally vote for cumulative voting.

D. Size of the Board

Votes to increase or decrease the size of the board shall be determined on a case by case basis.

Votes shall be cast against capping the number of directors on the board.

The vote will be determined by the current size of the board, the reasons for the change and the probability that the proposed change might be used as an anti-takeover measure.  Capping the size of a board is generally viewed as a management device to entrench friendly directors and make it difficult for outside shareholders to add their representative to a board.

E. Independent Directors

Votes shall generally be cast for proposals seeking a majority of directors be independent.

Votes shall generally be cast for proposals that Audit, Compensation and Nominating Committees be constituted such that a majority of directors are independent.

F. Separate Offices of Chairperson and Chief Executive Officer

Votes shall be cast on a case by case basis on proposals to separate the Office of the Chairman from that of the Chief Executive Officer.

Generally, separation of the offices eliminates the potential conflict of self-monitoring, however particularly in the case of small or recently reorganized companies, a combination of the two positions may be appropriate.

G. Director Liability Limitation

Votes shall generally be cast for proposals limiting director liability.

Such proposals are viewed as necessary to attract high quality board nominees in a litigious corporate environment.

Votes shall be cast against proposals limiting director liability for gross negligence or violation of the duty of care that go beyond reasonable standards.

H. Term Limits

Votes shall be cast against term limits.

Term limits may result in prohibiting the service of directors who significantly contribute the company’s success and who effectively represent stockholders’ interests.

Corporate Governance

A. Selection of Auditors

Votes shall be cast for the ratification of auditors recommended by management.

Unless there is reason to believe that the company’s auditors have become complacent or derelict in their duties, the selection of auditors generally will not materially impact a corporation’s market value and management is most qualified to make this determination.

    Auditor independence:

Shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services (or cap level of non-audit services) will be decided on a case by case basis following the guidance of RMG.

    Audit firm fees:

We will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined. We will refer to RMG which monitors the disclosure categories being proposed by the SEC in applying the above formula.

     Audit firm ratification:

We will vote for shareholder proposals requesting shareholder vote for audit firm ratification.

    Audit firm rotation:

We will vote for shareholder proposals asking for audit firm rotation, unless rotation period is less than five years.

B. Unequal Voting rights

Votes shall be cast against proposals to authorize or issue voting shares with unequal voting rights.

Shares with super-voting characteristics give entrenched management or other insiders excessive voting dominance.  Under current SEC regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

C. Fair Price Provisions

Votes shall be cast against fair price provisions.

Certain states, such as Delaware, have built fair price provisions into their corporate law which apply to all public companies except those who opt out of the fair price statute.  Votes shall be cast for any proposal, usually initiated by shareholders, to opt out of a fair price statute.

Fair price provisions tend to make takeovers, particularly tender offers more expensive by requiring that stockholders tendering their shares at the “back end” of a tender offer receive equal consideration to that given shareholders who tender their shares at the “front end”

D. Confidential Voting

Votes shall be cast for confidential voting which permits shareholders to vote without identification.

E. Supermajority Provisions

Votes shall be cast against proposals to require a supermajority to approve significant business combinations or to amend any bylaws or charter provisions.

Votes shall be cast for initiatives to eliminate supermajority provisions.

These provisions serve to protect entrenched management.

F. Shareholders’ Right to Call Meetings and access to the proxy ballet

Votes shall be cast against restrictions on stockholders to call meetings.

Any limitation on stockholders to act can strengthen entrenched management’s hand in a takeover or other corporate challenge thus making a corporation a less attractive takeover candidate.

Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members will be evaluated on a case by case basis.

G. Shareholder Action by Written Consent

Votes shall be cast against proposals to restrict stockholders from taking action by written consent.

Use of written consents is an inexpensive method for stockholders to pass resolutions that might be challenged by entrenched management in a stockholders’ meeting.  Written consents have been used as takeover mechanisms to quickly expel entrenched management.

H. Reincorporation

Votes generally shall be cast against reincorporation into Delaware or other pro-management state.

Votes generally shall be cast for reincorporation into states that offer less resistant laws to corporate takeovers.

Pro-management laws often have the effect of entrenching management and deterring takeovers.  While many reincorporation proposals carry such objectives, there are occasions where the purpose of the reincorporation may be to secure other benefits and must be taken into consideration in the vote.

I.  US Reincorporation

Shareholder proposal requiring offshore companies to reincorporate into the United States will be evaluated on a case by case basis.

J. Adjustment in Charter or By-Laws to Conform to Corporate Law Changes

Votes shall be cast for by-law changes recommended by management to conform to changes in corporate law.

Management and corporate counsel are generally most qualified to monitor the propriety of these changes for compliance purposes.

Capital Structure

A. Increases in Common Stock

Votes shall be cast for increases in authorized common stock that are necessary to achieve legitimate corporate purposes.

Votes shall be cast against increases in authorized common stock that are deemed unnecessary, excessive or likely to be used to deter or fight takeovers.

Authorized common stock increases can constitute an important vehicle for raising capital, however it can also unnecessarily dilute shareholders or deter takeovers.

B. Change in Par Value of Authorized Stock

Votes shall be cast for routine changes in par value.

Management is most qualified to determine this as a routine matter.  However, they should not be considered routine if they: i) decrease the value held by SAM or clients, ii) materially reduce the corporation’s paid in or excess capital iii) reduce in par value a class of securities whose issuance can be used for anti-takeover purposes.  In such circumstances, votes will be cast against such a proposal.

C. “Blank Check” Authorized Preferred Stock

Votes shall be cast against increases in “blank check” preferred stock.

“Blank check” preferred stock, stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without shareholder review, can be used a takeover deterrent.

D. Merger, Consolidation, Reorganization, Recapitalization, Sale of Assets

Votes for these non-routine corporate transactions should be made on a case by case basis.  The vote shall be based on an analysis of the transaction and should be the result of reasoned and formulated investment decisions.

E. Anti-Greenmail Proposals

Votes shall be cast for anti-greenmail proposals designed primarily to serve legitimate corporate purposes such as equal treatment among stockholders.

Votes shall be cast against anti-greenmail proposals designed primarily to deter potential raiders from making large investments in a corporation as a first step in a takeover.

F. Dividend Rights Plans, Poison Pills and Similar Devices

Votes shall be cast on a case by case basis for these proposals.

The following factors will be included in the consideration in determining a voting position; i) the specific terms of the plan ii) sunset provisions or clauses permitting shareholders to revoke the provision iii) absence/existence of other takeover defenses iv) prior performance of management v) management’s prior decisions with regard to mergers and acquisitions vi) the extent to which such merger and acquisition decisions are subject to Board and stockholder review vii) the medium and long term  business plans of the company viii) the relationship of stock price to unrealized values and ix) the extent to which the corporation is perceived as a merger candidate.  Since each situation can vary significantly, this list is intended to be representative but not limiting.

G. Standoff Proposals

Votes shall be cast for proposals that are designed to prevent the corporation from being forced to engage in transactions with potentially disruptive shareholders.

Votes shall be cast against proposals designed to prevent legitimate transactions to a corporate takeover.

Standoff proposals which typically prohibit a corporation from engaging in transactions such as mergers, asset purchases or sales, unless the transaction is consented to by the board of directors or a supermajority of shareholders, can positively or negatively affect shareholder value depending on the circumstances and need to be evaluated on the unique circumstances.

Compensation

A.  Stock Option Plans and other Stock and Deferred Compensation Arrangements

Votes shall be cast on a case by case basis.  RMG comparative analysis of share value transfer will be one of the primary criteria used in evaluating option and deferred compensation plans.

Votes shall be cast against management sponsored plans for employees that, alone or in conjunction with other plans, result in reserving over 20% of the company’s total issued and outstanding stock.

Votes shall be cast against compensation plans whose participants are officers and directors, if such plans, alone or in conjunction with already existing plans, either i) are structured so as to enable a control block of stock (10%) to be issued to such officers and directors or ii) provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles such as golden parachutes in the event of a takeover.

B.  Stock options awards

Shareholder proposals requiring performance-based stock options will be evaluated on a case by case basis.

    Treatment of stock option awards:

We will vote for shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a certain date.

    Performance Based Awards:

We will generally vote for shareholder proposals advocating the use of performance-based equity awards, unless the proposal is overly restrictive or the company demonstrates that it is using a “substantial” portion of performance –based awards for its top executives.

We will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

    Holding periods:

We will vote for shareholder proposals asking companies to adopt full tenure holding periods for their executives, unless the company has already established some sort of holding period.

    Future stock option awards:

We will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive broad-based (non-approved) plans and is not acting to correct the situation.

C.  Supplemental Executive Retirement Plans (SERPs)

We will generally vote for Shareholder proposal unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans, along with the requirement that companies report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

    Extraordinary benefits:

Votes will be cast on a case by case basis concerning shareholder proposal requiring shareholder approval of extraordinary pension benefits for senior executives under the company’s SERP.

    Key committee composition:

With respect to management proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees, we will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees.  We will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Social/Political Issues

A. Sudan, South Africa, Environmental, Discrimination and Health Issues and other “Social Proposals”

Votes will be cast on a case by case basis.

SAM appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general.  Accordingly, SAM will review and vote on such social-oriented proposals in accordance with its legal responsibilities.  In such review, SAM will seriously consider management’s recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation’s business and stockholders.

Other

Periodically proposals will appear in proxy materials that do not fit any of the descriptions set forth above.  Such proposals will be dealt with on a case by case basi s.

50704  8535(0310)

Part C

Other Information

Item 28. Exhibits

(a)(1)	Articles of Amendment and Restatement effective January 26, 2006 (8)
(a)(2)	Articles of Correction effective March 15, 2006 (7)
(a)(3)	Articles Supplementary (increasing HY Bond Fund Class A shares and deleting Tax-Free Income Class B shares) effective March 15, 2006 (7)
(a)(4)	Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (7)
(a)(5)	Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (7)
(a)(6)	Certificate of Correction effective May 24, 2006 (9)
(a)(7)	Articles Supplementary (adding Class C shares - Government Securities and Short Maturity Government Fund) effective June 1, 2006 (9)
(a)(8)	Articles of Amendment (renaming Capital Markets Income Fund) effective November 1, 2006 (20)
(a)(9)	Article Supplementary (eliminating the New York Tax-Free and Tax-Free Income Funds) effective December 15, 2006 (11)
(a)(10)	Articles Supplementary (adding Class I shares to Common Stock and Government Securities Funds) effective March 28, 2007 (12)
(a)(11)	Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 28, 2007 (12)
(a)(12)	Articles Supplementary (adding the Mid Cap Value Fund) effective March 28, 2007 (12)
(a)(13)	Articles Supplementary (redesignating Capital Opportunity as Capital Growth) effective April 2, 2007 (20)
(a)(14)	Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders, International Equity and Mid Cap Growth Funds) effective June 19, 2007 (15)
(a)(15)	Articles Supplementary (adding Small/Mid Cap Fund) effective June 19, 2007 (15)
(a)(16)	Certificate of Correction effective July 23, 2007(I shares) (15)
(a)(17)	Certificate of Correction effective July 23, 2007 (Small/Mid Cap Fund) (15)
(a)(18)	Articles Supplementary (adding Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective November 13, 2007 (16)
(a)(19)	Articles Supplementary (increased authorized shares and designating additional shares to Small Company Fund) effective January 28, 2008 (20)
(a)(20)	Articles of Amendment (renaming Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective March 25, 2008 (21)
(a)(21)	Articles Supplementary (High Yield Bond reclassification) effective as of October 21, 2008 (22)
(a)(22)	Articles of Amendment (Sustainable Growth Opportunities name change) effective as of December 18, 2008 (22)
(a)(23)	Articles Supplementary (designating additional shares to Small Company Fund) effective as of January 5, 2009 (22)
(a)(24)	Articles of Amendment (renaming the Sentinel Government Money Market Fund) effective as of February 5, 2009 (22)
(a)(25)

Articles Supplementary (reclassify and designate Sentinel Government Money Market Fund Class A shares as Sentinel Small Company Fund Class I shares and Sentinel Short Maturity Government Fund Class A shares) effective as of June 10, 2009 (23)

(a)(26)	Articles Supplementary (reclassify Sentinel Sustainable Core Opportunities Fund Class C shares and Sentinel Sustainable Growth Opportunities Fund Class C shares) effective as of September 9, 2009 (23)
(a)(27)	Articles Supplementary (reclassification of Sentinel Government Money Market Fund shares) effective as of November 19, 2009 (23)
(a)(28)	Articles of Amendment (renaming the Sentinel Mid Cap Growth Fund) effective as of March 29, 2010
(b)(1)	Amended and Restated By-Laws of the Registrant (8)
(c)(1)

Sections II, VII, IX, XII and XVI of Registrant’s Amended and Restated Bylaws dated March 16, 2006 are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006 and Sections 5th and 7th of the Articles of Amendment and Restatement effective January 26, 2006 incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(c)(2)	Form of Share Certificate (5)
(c)(3)	New Form of Share Certificate (5)
(d)(1)	Amended and Restated Investment Advisory agreement between Registrant and Sentinel Asset Management, Inc. dated as of April 4, 2008 (21)
(d)(2)	Amended and Restated Investment Advisory Agreement between Registrant and Sentinel Asset Management, Inc. dated as of August 15, 2007 (Conservative Allocation Fund) (15)
(d)(3)	Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and GLOBALT, Inc. dated as of May 4, 2007 (13)

(d)(4)	Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and Steinberg Asset Management, LLC dated as of May 4, 2007 (13)
(e)(1)	Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (2)
(e)(2)	Form of Dealer Agreement, effective as of November 13, 2009 (23)
(e)(3)	Schedule A to Dealer Agreement, effective as of November 13, 2009 (23)
(f)(1)	Registrant has provided health care and insurance benefits to certain retirees
(f)(2)	National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (12)
(f)(3)	National Life Insurance Company Pension Plan (Chief Compliance Officer) (12)
(f)(4)	National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (12)
(g)(1)	Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (3)
(g)(2)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (12)
(g)(3)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 1, 2008 (20)
(g)(4)	Amendment to Custody Agreement between Registrant Sentinel Variable Products Trust and State Street Bank and Trust Company, effective November 16, 2009 (23)
(g)(5)	Custody fee schedule effective April 1, 2008 (20)
(h)(1)	Administration Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007 (15)
(h)(2)	Transfer and Dividend Disbursing Agent Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007 (14)
(h)(3)	Securities Lending Agreement between Registrant and State Street Bank & Trust Company as amended May 25, 2007 (20)
(h)(4)	Form of Indemnification Agreement (20)
(i)(1)	Opinion and Consent of Counsel (1)
(i)(2)	Opinion and Consent of Counsel with respect to Growth Leaders and Capital Growth Funds (6)
(i)(3)	Opinion and Consent of Counsel with respect to Class I shares (Common Stock Fund, Georgia Municipal Bond Fund, Government Securities Fund, Mid Cap Value Fund and Small Company Fund) (10)
(i)(4)	Opinion and Consent of Counsel with respect to Georgia Municipal Bond Fund and Mid Cap Value Funds 10)
(i)(5)	Opinion and Consent of Counsel with respect to Sentinel Small/Mid Cap Fund (17)
(i)(6)	Opinion and Consent of Counsel with respect to Core Opportunities Fund and Growth Opportunities (fkn Emerging Companies) Fund (18)
(j)	Consent of the independent registered public accounting firm
(k)	Not applicable.
(l)	None.
(m)(1)	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(2)	Sentinel Short Maturity Government Fund Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (14)
(m)(3)	Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(4)	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(5)	Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(6)	Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(n)	Amended plan pursuant to Rule 18f-3 under the 1940 Act, effective December 3, 2009 (23)
(o)	Reserved.
(p)(1)	Code of Ethics of the Registrant, as amended through December 8, 2005 (4)
(p)(2)	Code of Ethics of Advisor, as amended through January 31, 2005 (4)
(p)(3)	Code of Ethics of Distributor as amended through December 19, 2005 (4)
(p)(4)	Code of Ethics of Subadvisor (GLOBALT) (20)
(p)(5)	Code of Ethics of Subadvisor (Steinberg Asset Management) (15)
(p)(6)	Senior Officer Code of Ethics, as amended through March 12, 2008(22)
(q)	Power of Attorney (23)

  (1)     Incorporated by reference to the Post-Effective Amendment No 77 to the Registration Statement filed on Form N-1A on March 28, 1997

  (2)     Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.

  (3)     Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.

  (4)     Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on Form N-1A on December 19, 2005.

  (5)     Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.

  (6)     Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on Form N-1A on January 23, 2006.

  (7)     Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.

  (8)     Incorporated by reference to Post Effective Amendment No. 109 to the Registration Statement filed Form N-1A on March 30, 2006.

  (9)     Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.

(10)     Incorporated by reference to Post Effective Amendment No. 111 to the Registration Statement filed on Form N-1A on December 15, 2006.

(11)     Incorporated by reference to the Registration Statement filed on Form N-14 on December 18, 2006.

(12)     Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.

(13)     Incorporated by reference to Post Effective Amendment No. 114 to the Registration Statement filed on Form N-1A May 4, 2007.

(14)     Incorporated by reference to the Post Effective Amendment No. 115 to the Registration Statement filed on Form N-1A on June 28, 2007.

(15)     Incorporated by reference to the Post Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.

(16)     Incorporated by reference to the Post Effective Amendment No. 118 to the Registration Statement filed on Form N-1A on November 13, 2007.

(17)     Incorporated by reference to the Post Effective Amendment No. 120 to the Registration Statement filed on Form N-1A on November 26, 2007.

(18)     Incorporated by reference to the Registration Statement filed on form N-14 on November 14, 2007.

(19)     Incorporated by reference to the Registration Statement filed on form N-14 on November 26, 2007.

(20)     Incorporated by reference to the Post-Effective Amendment No.121 to the Registration Statement filed on Form N-1A on March 28, 2008.

(21)     Incorporated by reference to the Post-Effective Amendment No.122 to the Registration Statement filed on Form N-1A on April 4, 2008.

(22)     Incorporated by reference to the Post-Effective Amendment No.123 to the Registration Statement filed on Form N-1A on March 31, 2009.

(23)     Incorporated by reference to the Post-Effective Amendment No.124 to the Registration Statement filed on Form N-1A on January 25, 2010.

Item 29. Persons Controlled by or under Common Control With The Registrant

     None.

Item 30. Indemnification

Reference is made to Article Eighth of the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement, and to Bylaw XI (“Bylaw XI”) of the Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit (b) to this Registration Statement.

Section 1 (Mandatory Indemnification; Success on Merits or Otherwise) of Bylaw XI provides that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Bylaw XI, or in defense of any claim, issue or matter raised therein, he shall be indemnified by the Registrant against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 2 (Mandatory Indemnification; Direct Actions) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall be adjudged liable to the Registrant or any of its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 3 (Mandatory Indemnification; Suits By or in the Right of the Registrant) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or  other enterprise, shall be indemnified by the Registrant against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of duty to the Registrant unless and only to the extent that the court in which such action or suit was brought or any other court of equity in the county where the Registrant has its principal office shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the court considers proper, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4 (Determination) of Bylaw XI provides that any indemnification under Bylaw XI (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Bylaw XI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or proceeding ("disinterested, non-party directors") or (ii) by an independent legal counsel (not including a counsel who does work for either the Registrant, its adviser or principal underwriters, or persons affiliated with these persons) in a written opinion.

Section 5 (Advance of Expenses) of Bylaw XI provides that expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized in the manner described [in Sections 2 and 3 above,] provided either (i) the indemnitee shall provide a security for his undertaking to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized by Bylaw XI, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31. Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 32. Principal Underwriters

(a) Sentinel Financial Services Company, the principal underwriter for the registrant, is also the principal underwriter for Sentinel Variable Products Trust; an investment company registered under the Investment Company Act of 1940.

(b) As to each officer of SFSC:

Name and Principal

Business Address*             Positions and Offices with SFSC                       Positions and Offices with Registrant

Christian W. Thwaites        Chief Executive Officer                                        President and Chief Executive Officer

Clara Sierra                            Executive Vice President,                                    None

                                                Director of Dealer Relations

James L. Cronin                    President                                                               None

Robert E. Cotton                  Treasurer                                                               None

Jamie A. Atkinson               Senior Vice President,                                         None

                                                National Sales Manager

Michael D. Dellipriscoli       Senior Vice President                                          None

                                                & Chief Financial Officer

Stephen Greenhut                Senior Vice President,                                         None

                                                Director of Investment Strategy

Peter F. Hebert                      Senior Vice President,                                         None

                                                Retirement and Sub-Advisory Services

Dale R. Line                           Vice President                                                       None

J. Lee Madden, Jr.                Vice President - Investment Strategy                None

Philip G. Partridge, Jr.          Vice President – Finance                                     None

Kevin S. Peoples                  Vice President                                                       None

Gregory D. Teese                 Vice President - Compliance &                           None

                                                Chief Compliance Officer

Todd M. Wallace                 Vice President, National Sales Desk                 None

James K. McQueston          Secretary                                                               None

Rhonda J. Miller                   Assistant Secretary                                             None

Kelly Fournier                       Assistant Secretary                                            None

Ian A. McKenny                  Counsel                                                                 None

Lisa F. Muller                        Counsel                                                                 Secretary

David B. Soccodato             Tax Officer                                                            None

Janet S. Astore                     Tax Officer                                                             None

Jeffrey M. Kemp                   Tax Officer                                                            None

The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 33. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)     Sentinel Administrative Services, Inc.

  One National Life Drive

  Montpelier, Vermont 05604

  Rule 31a-1(a)

  Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)

  Rule 31a-2(a)(b)(c)(f)

(b)  Sentinel Asset Management, Inc.

  One National Life Drive

  Montpelier, Vermont 05604

  Rule 31a-1(a)(9)(10), (11)

  Rule 31a-1(d)

  Rule 31a-2(a)(c)(f)

(c)  Sentinel Financial Services Company

  One National Life Drive

  Montpelier, Vermont 05604

  Rule 31a-1(d)

  Rule 31a-2(c)

(d)  National Life Insurance Company

  National Life Drive-Records Center

  Montpelier, VT 05604

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, on the 29th day of March, 2010.

                                                                                                                SENTINEL GROUP FUNDS, INC. (Registrant)

By:    /s/  Christian W. Thwaites

Christian W. Thwaites

President & Chief Executive Officer

Signature                                                                       Title                                                                                                        Date

    /s/ Christian W. Thwaites

Christian W. Thwaites                        Director, President & Chief Executive Officer                                                 March 29, 2010

                                                                                (Principal Executive Officer)

    /s/ John Birch                                   Chief Financial Officer

John Birch                                             (Principal Financial and Accounting Officer)                                                  March 29, 2010

Thomas H. MacLeay*                         Chair (Director)

Deborah G. Miller*                              Director

John Raisian*                                       Director

Nancy L. Rose*                                    Director

Richard H. Showalter, Jr.*                  Director

Susan M. Sterne*                                Director

Angela E. Vallot*                                 Director

Pantanjali Varadarajan*                      Director

* Christian W. Thwaites signs this document pursuant to the power of attorney filed with this Post Effective Amendment.

    /s/ Christian W. Thwaites                                                                                                                                              March 29, 2010

Christian W. Thwaites

Exhibits

(a)(28)	Articles of Amendment (renaming the Sentinel Mid Cap Growth Fund) effective as of March 29, 2010
(j)	Consent of the independent registered public accounting firm